                            ARTICLES OF INCORPORATION
                                       OF
                           SECURITY EQUITY FUND, INC.

          We, the undersigned incorporators, hereby associate ourselves together to form and  establish a  corporation  for profit under the laws of the State of
Kansas.

          FIRST:   The  name  of  the   corporation   (hereinafter   called  the
Corporation) is SECURITY EQUITY FUND, INC.

          SECOND:  The location of its  registered  office in Kansas is Security
Benefit Life Building, 700 Harrison Street, Topeka, Kansas.

          THIRD:  The name and address of its registered agent in Kansas is Dean
L. Smith, Security Benefit Life Building, 700 Harrison Street, Topeka, Kansas.

          FOURTH:  The  purposes  for which  the  corporation  is formed  are as follows:

          (1) To engage in the  business of an  investment  company and to hold, invest and reinvest its funds, and in connection  therewith to hold part or all of its funds in cash,  and to purchase or otherwise  acquire,  hold for investment or otherwise,  sell, assign,  negotiate,  transfer,  exchange or otherwise dispose of or turn to account or realize upon,  securities (which
     term  "securities"  shall  for  the  purposes  of  this  Article,   without
     limitation  of the  generality  thereof,  be deemed to include  any stocks, shares, bonds, debentures,  notes, mortgages or other obligations,  and any certificates,  receipts,  warrants or other instruments representing rights
     to  receive,   purchase  or  subscribe  for  the  same,  or  evidencing  or representing any other rights or interests  therein,  or in any property or
     assets)   created   or  issued  by  any   persons,   firms,   associations,
     corporations,  syndicates,  combinations,   organizations,  governments  or
     subdivisions   thereof;  and  to  exercise,  as  owner  or  holder  of  any securities, all rights, powers and privileges in respect thereof; and to do any and all acts and things for the preservation,  protection,  improvement and enhancement in value of any and all such securities; provided, however, that the Corporation shall not:

               (a)  purchase any  securities  on margin  except such  short-term credits as are necessary for the clearance of transactions;

               (b) effect any short sales of securities;

               (c) purchase the  securities  of any person,  firm,  association, corporation,  syndicate,  combination  or  organization  for the purpose of
     gaining  or  exercising  control  or  management  of  such  person,   firm,
     association, corporation, syndicate, combination or organization;

               (d) purchase the  securities  of any person,  firm,  association, corporation, syndicate, combination,  organization,  government (other than the United States of America) or any subdivision  thereof,  if, immediately after and as a result of such purchase, more than five percent of its total assets,  determined  in such  manner  as may be  approved  by the  Board of
     Directors  of the  Corporation  and applied on a  consistent  basis,  would consist of the securities of such person, firm,  association,  corporation, syndicate, combination, organization, government or subdivision;

               (e) lend any of its funds or other  assets other than through the purchase  of  publicly  distributed  bonds,  debentures,  notes  and  other evidences of indebtedness as herein authorized;

               (f) purchase the  securities  of any person,  firm,  association,
     corporation,  syndicate,  combination,   organization,  government  or  any
     subdivision thereof, if, upon such purchase, the Corporation would own more than ten percent of any class of the outstanding securities of such person,
     firm,  association,  corporation,  syndicate,  combination,   organization,
     government or subdivision.  For the purposes of this restriction, all kinds of securities of a company  representing debt shall be deemed to constitute a single class, regardless of relative priorities,  maturities,  conversion rights and other differences, and all kinds of stock of a company preferred over the common stock as to dividends or in liquidation  shall be deemed to constitute  a  single  class  regardless  of  relative  priorities,  series designations, conversion rights and other differences;

               (g)  purchase  the  securities  of  any  investment   company  or
     investment  trust  (as such  terms  may  reasonably  be  understood  by the
     Corporation), other than the Corporation;

               (h) underwrite the sale of, or participate in any underwriting or selling group in connection with the public distribution of, any securities
     (other than the capital stock of the Corporation),  provided, however, that this provision shall not be construed to prevent or limit in any manner the right of the Corporation to purchase securities for investment purposes;

               (i)  purchase  or sell  any real  estate  or any  commodities  or commodity contracts; or

               (j) enter  into any loan  transaction  as  borrower  unless  such borrowing is undertaken only as a temporary  measure for  extraordinary and emergency  purposes and then only if,  immediately after and as a result of such transaction, the total loans outstanding against the Corporation shall be not more than ten percent of its total assets, determined in such manner as may be approved by the Board of Directors of the Corporation and applied on a consistent basis.

          (2) To issue and sell shares of its own capital  stock in such amounts and on such terms and conditions,  for such purposes and for such amount or kind of consideration (including,  without limitation thereof,  securities)
     now or  hereafter  permitted  by the laws of Kansas,  by these  Articles of
     Incorporation and the Bylaws of the Corporation,  as its Board of Directors
     may determine.

          (3) To purchase  or  otherwise  acquire,  hold,  dispose  of,  resell, transfer,  or reissue (all without any vote or consent of  stockholders  of the  Corporation)  shares of its  capital  stock,  in any manner and to the extent now or hereafter  permitted  by the laws of the State of Kansas,  by these Articles of Incorporation and by the Bylaws of the Corporation.

          (4) To conduct its business in all its branches at one or more offices in Kansas and elsewhere in any part of the world,  without  restriction  or limit as to extent.

          (5) To carry out all or any of the foregoing  purposes as principal or agent,  and alone or with  associates  or, to the extent  now or  hereafter permitted by the laws of Kansas,  as a member of, or as the owner or holder of any  stock  of,  or  shares  of  interest  in,  any  firm,  association, corporation,  trust or syndicate;  and in  connection  therewith to make or enter into such deeds or contracts with any persons,  firms,  associations, corporations,  syndicates,  governments or subdivisions  thereof, and to do such acts and things and to exercise such powers, as a natural person could lawfully make, enter into, do or exercise.

          (6) To do any and all such further acts and things and to exercise any and all such  further  powers as may be  necessary,  incidental,  relative, conducive, appropriate or desirable for the accomplishment, carrying out or attainment of all or any of the foregoing purposes.

It is the  intention  that  each  of the  purposes,  specified  in  each  of the paragraphs of this Article FOURTH,  shall be in no wise limited or restricted by reference to or inference  from the terms of any other  paragraph,  but that the purposes  specified in each of the  paragraphs  of this Article  FOURTH shall be regarded as independent  objects,  purposes and powers.  The  enumeration of the specific  purposes of this Article  FOURTH shall not be construed to restrict in any manner the general  objects,  purposes and powers of this  corporation,  nor shall the expression of one thing be deemed to exclude  another,  although it be of like  nature.  The  enumeration  of  purposes  herein  shall not be deemed to exclude or in any way limit by inference  any objects,  purposes or powers which this  corporation  has power to exercise,  whether  expressly or by force of the laws of the State of Kansas,  now or  hereafter  in effect,  or impliedly by any reasonable construction of such laws.

          FIFTH: The aggregate number of shares which the Corporation shall have authority to issue shall be 1,000,000  shares of capital  stock of the par value of $1.00 per share.

          The following provisions are hereby adopted for the purpose of setting forth the powers,  rights,  qualifications,  limitations or  restrictions of the capital stock of the Corporation:

               (1) At all  meetings  of  stockholders  each  stockholder  of the
Corporation  shall be entitled to one vote on each matter submitted to a vote at such  meeting  for each share of stock  standing in his name on the books of the
Corporation on the date, fixed in accordance with the Bylaws,  for determination of stockholders  entitled to vote at such meeting. At all elections of directors each stockholder shall be entitled to as many votes as shall equal the number of shares  of stock  multiplied  by the  number of  directors  to be  elected,  and stockholders  may cast all of such votes for a single director or may distribute them among the  number to be voted  for,  or any two or more of them as they may see fit.

               (2) (a) Each  holder of capital  stock of the  corporation,  upon request to the  Corporation  accompanied by surrender of the  appropriate  stock certificate or  certificates  in proper form for transfer,  shall be entitled to require the  Corporation  to repurchase all or any part of the shares of capital stock  standing in the name of such holder on the books of the  Corporation,  at the net asset value of such shares,  less a charge, not to exceed one percent of such net asset value, if and as fixed by resolution of the Board of Directors of the Corporation from time to time. The method of computing such net asset value, the time as of which such net asset value shall be computed  and the time within which the  Corporation  shall  make  payment  therefor  shall be  determined  as hereinafter  provided  in  Article  TENTH of these  Articles  of  Incorporation.
Notwithstanding  the foregoing,  the Board of Directors of the  Corporation  may suspend  the right of the  holders of the capital  stock of the  Corporation  to require the Corporation to redeem shares of such capital stock:

                    (i) for any  period  (A)  during  which  the New York  Stock
          Exchange is closed other than customary  weekend and holiday closings, or (B)  during  which  trading  on the  New  York  Stock  Exchange  is restricted;

                    (ii) for any period during which an emergency, as defined by rules of the  Securities  and  Exchange  Commission  or any  successor thereto,  exists as a result of which (A) disposal by the  Corporation of securities  owned by it is not reasonably  practicable or (B) it is not reasonably practicable for the Corporation fairly to determine the value of its net assets; or

                    (iii) for such other periods as the  Securities and Exchange
          Commission  or any  successor  thereto  may by  order  permit  for the protection of security holders of the Corporation.

               (b) From and  after  the  close of  business  on the day when the shares are properly  tendered for  repurchase  the owner shall,  with respect of said shares,  cease to be a stockholder of the  Corporation  and shall have only the right to receive the  repurchase  price in  accordance  with the  provisions hereof. The shares so repurchased may, as the Board of Directors determines,  be held in the treasury of the  Corporation  and may be resold,  or, if the laws of
Kansas shall permit,  may be retired.  Repurchase of shares is conditional  upon the Corporation having funds or property legally available therefor.

          (3) No holder of stock of the Corporation shall, as such holder,  have any right to purchase or  subscribe  for any shares of the capital  stock of the
Corporation  of any class or series  which it may issue or sell  (whether out of the number of shares  authorized by these Articles of  Incorporation,  or out of any shares of the  capital  stock of the  Corporation  acquired  by it after the issue  thereof,  or  otherwise)  other than such right,  if any, as the Board of
Directors, in its discretion, may determine.

          (4) All  persons  who shall  acquire  stock in the  Corporation  shall acquire the same subject to the provisions of these Articles of Incorporation.

          SIXTH:  The minimum amount of capital with which the Corporation  will commence business is One Thousand Dollars.

          SEVENTH:   The  names  and  places  of   residence   of  each  of  the
incorporators are as follows:

          NAMES                             PLACES OF RESIDENCE

          Herbert F. Laing                  915 Buchanan
                                            Topeka, Kansas

          Dean L. Smith                     1800 W. 26th
                                            Topeka, Kansas

          Robert E. Jacoby                  5026 W. 23rd Terrace
                                            Topeka, Kansas

          EIGHTH: The duration of corporate  existence of the Corporation is one hundred years.

          NINTH:  The number of  Directors  of the  Corporation  shall be seven.
Unless otherwise provided by the Bylaws of the Corporation, the Directors of the
Corporation need not be stockholders therein.

          TENTH:  (1) Except as may be  otherwise  specifically  provided by (i)
statute,  (ii) the Articles of  Incorporation of the corporation as from time to time  amended  or  (iii)  bylaw  provisions  adopted  from  time  to time by the stockholders  or  directors  of  the  corporation,  all  powers  of  management, direction and control of the corporation shall be, and hereby are, vested in the board of directors.

                  (2) If the  bylaws  so  provide,  the board of  directors,  by resolution  adopted by a majority of the whole board,  may designate two or more directors to constitute an executive committee,  which committee,  to the extent provided in said resolution or in the bylaws of the corporation,  shall have and exercise all of the authority of the board of directors in the management of the corporation.

                  (3)  Shares of stock in other  corporations  shall be voted by the  President  or a  Vice  President,  or  such  officer  or  officers  of  the
Corporation as the Board of Directors  shall from time to time designate for the purpose,  or by a proxy or proxies  thereunto  duly  authorized  by the Board of
Directors,  except as otherwise  ordered by vote of the holders of a majority of the shares of the capital stock of the  Corporation  outstanding and entitled to vote in respect thereto.

                  (4) Subject only to the  provisions of the federal  Investment
Company Act of 1940,  any  Director,  officer or employee  individually,  or any partnership of which any Director,  officer or employee may be a member,  or any corporation or association of which any Director,  officer or employee may be an officer, director,  trustee, employee or stockholder,  may be a party to, or may be  pecuniarily  or otherwise  interested in, any contract or transaction of the
Corporation,  and in the absence of fraud no contract or other transaction shall be thereby  affected or  invalidated;  provided  that in case a  Director,  or a partnership,  corporation  or  association  of  which a  Director  is a  member, officer, director,  trustee, employee or stockholder is so interested, such fact shall be  disclosed  or shall  have been  known to the Board of  Directors  or a majority thereof;  and any Director of the Corporation who is so interested,  or who is also a director,  officer, trustee, employee or stockholder of such other corporation  or  association  or a  member  of  such  partnership  which  is  so interested,  may be  counted in  determining  the  existence  of a quorum at any meeting of the Board of Directors of the  Corporation  which shall authorize any such  contract  or  transaction,  and may vote  thereat  to  authorize  any such contract  or  transaction,  with like  force  and  effect as if he were not such director, officer, trustee, employee or stockholder of such other corporation or association or not so interested or a member of a partnership so interested.

                  (5) Each  Director and officer (and his heirs,  executors  and administrators) shall be indemnified by the Corporation against reasonable costs and expenses  incurred by him in connection with any action,  suit or proceeding to which he is made a party by reason of his being or having  been a Director or officer of the Corporation, except in relation to any action, suit or proceeding in which he has been adjudged liable because of willful misfeasance,  bad faith, gross negligence or reckless  disregard of the duties involved in the conduct of his office.  In the absence of an  adjudication  which  expressly  absolves  the
Director or officer of  liability to the  Corporation  or its  stockholders  for willful  misfeasance,  bad faith,  gross negligence or reckless disregard of the duties  involved in the conduct of his office,  or in the event of a settlement, each Director and officer (and his heirs, executors and administrators) shall be indemnified by the Corporation against payment made,  including reasonable costs and expenses,  provided that such indemnity shall be conditioned  upon a written opinion of independent  counsel that the Director or officer has no liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties  involved  in the conduct of his office.  The  indemnity  provided herein  shall,  in the  event  of the  settlement  of any such  action,  suit or proceeding,  not exceed the costs and expenses (including attorney's fees) which would reasonably have been incurred if such action,  suit or proceeding had been litigated to a final conclusion. Such a determination by independent counsel and the payment of amounts by the Corporation on the basis thereof shall not prevent a  stockholder  from  challenging  such  indemnification  by  appropriate  legal proceeding  on the grounds  that the officer or Director  was liable  because of willful  misfeasance,  bad faith,  gross negligence or reckless disregard of the duties  involved  in the  conduct  of  his  office.  The  foregoing  rights  and indemnifications shall not be exclusive of any other right to which the officers and Directors may be entitled according to law.

                  (6) The Board of  Directors  is hereby  empowered to authorize the issuance and sale,  from time to time, of shares of the capital stock of the
Corporation, whether for cash at not less than the par value thereof or for such other  consideration  including  securities  as the Board of Directors  may deem advisable,  in the manner and to the extent now or  hereafter  permitted  by the
Bylaws of the Corporation and by the laws of Kansas; provided, however, that the consideration  per share to be received by the Corporation  upon the sale of any shares of its capital stock shall not be less than the net asset value per share of such capital stock  outstanding  at the time as of which the  computation  of such net asset value shall be made. For purposes of the computation of net asset value,  as in these Articles of  Incorporation  referred to, the following rules shall apply:

                  (a) The net asset value of each share of capital  stock of the
               Corporation   surrendered  to  the   Corporation  for  repurchase
               pursuant to the  provisions of paragraph  (2)(a) of Article FIFTH of these Articles of Incorporation  shall be determined as of the close of business on the last full  business day on which the New
               York Stock  Exchange  is open next  succeeding  the date on which such capital stock is so surrendered.

                  (b) the net asset value of each share of capital  stock of the
               Corporation  for the purpose of issue of such capital stock shall be  determined  either  as of the close of  business  on the last business  day on which the New York Stock  Exchange was open next preceding  the date on which a  subscription  to such  stock  was accepted,  or in accordance  with any provision of the Investment
               Company Act of 1940, or any rule or regulation thereunder, or any rule or regulation made or adopted by any securities  association registered under the Securities Exchange Act of 1934.

                  (c) The net asset value of each share of capital  stock of the
               Corporation, as of the close of business on any day, shall be the quotient obtained by dividing the value, as at such close, of the net assets of the Corporation  (i.e.,  the value of the assets of the Corporation  less its liabilities  exclusive of capital stock and  surplus)  by the total  number of  shares of  capital  stock outstanding  at such  close.  The assets and  liabilities  of the
               Corporation  shall be  determined in  accordance  with  generally
               accepted  accounting  principles;   provided,  however,  that  in
               determining  the value of the assets of the  Corporation  for the purpose of obtaining the net asset value, each security listed on the New York Stock  Exchange  shall be valued on the basis of the closing  sale  thereof  on the New  York  Stock  Exchange  on the business day as of which such value is being determined. If there be no such sale on such day, then the security shall be valued on the basis of the mean  between the closing and asked  prices upon such day.  If no bid and asked  prices  are  quoted for such day, then the security  shall be valued by such method as the Board of
               Directors shall deem to reflect its fair market value. Securities not listed on the New York Stock Exchange shall be valued in like manner on the basis of  quotations  on any other  stock  exchange which the Board of  Directors  may from time to time  approve for that  purpose,  or by such other method as the Board of Directors shall deem to  reflect  their fair  market  value,  and all other assets of the Corporation  shall be valued by such method as they shall deem to reflect their fair market value.

               For the purposes hereof

               (A)  Capital  stock   subscribed   for  shall  be  deemed  to  be
               outstanding as of the time of acceptance of any  subscription and the entry  thereof  in the books of the  Corporation  and the net price thereof shall be deemed to be an asset of the  Corporation;
               and

               (B) Capital stock  surrendered  for repurchase by the Corporation pursuant to the  provisions of paragraph  (2)(a) of Article FIFTH of  these  Articles  of  Incorporation  shall  be  deemed  to  be outstanding  until the close of  business on the date as of which such value is being  determined as provided in paragraph  6(a) of this Article TENTH and thereupon and until paid the price thereof shall be deemed to be a liability of the Corporation.

                  (d)  The net asset value of each share of the capital stock of the  Corporation,  as of any time other than the close of
                       business on any day, may be determined by applying to the
                       net  asset  value  as of the  close  of  business  on the
                       preceding business day, computed as provided in paragraph
                       6(c) of  this  Article  TENTH,  such  adjustments  as are
                       authorized by or pursuant to the  directions of the Board
                       of  Directors  and  designed  reasonably  to reflect  any
                       material  changes in the market value of  securities  and
                       other assets held and any other  material  changes in the
                       assets  or  liabilities  of  the  Corporation  and in the
                       number of its  outstanding  shares which shall have taken
                       place  since  the  close of  business  on such  preceding
                       business day.

                  (e)  In addition to the  foregoing,  the Board of Directors is empowered, in its absolute discretion, to establish other
                       bases or times,  or both, for  determining  the net asset
                       value of each share of capital stock of the Corporation.

                  (f)  Payment of the net asset  value of  capital  stock of the
                       Corporation  surrendered to it for repurchase pursuant to
                       the  provisions of paragraph 2(a) of Article FIFTH of the
                       Articles   of   Incorporation   shall   be  made  by  the
                       Corporation  within  seven days after  surrender  of such
                       stock to the Corporation for such purposes, to the extent
                       permitted  by  law.  Any  such  payment  may be  made  in
                       portfolio securities of the Corporation or in cash, or in
                       both  portfolio  securities  and  cash,  as the  Board of
                       Directors, shall deem advisable, and no stockholder shall
                       have a right,  other than as  determined  by the Board of
                       Directors to have his shares repurchased in kind. For the
                       purpose of  determining  the amount of any  payment to be
                       made,  pursuant to paragraph  2(a) of Article  FIFTH,  in
                       portfolio securities,  such securities shall be valued as
                       provided  in  subdivision  (c)  of  paragraph  6 of  this
                       Article TENTH.

          ELEVENTH:  The  private  property  of the  stockholders  shall  not be subject to the payment of the debts of the Corporation.

          TWELFTH:  The Board of  Directors  shall have power to make,  and from time to time alter,  amend and repeal the Bylaws of the  Corporation;  provided, however,  that the paramount power to make, alter,  amend and repeal the Bylaws, or any provision thereof, or to adopt new Bylaws,  shall always be vested in the stockholders,  which  power  may be  exercised  by the  affirmative  vote of the holders  of a majority  of the  outstanding  shares of stock of the  Corporation entitled  to  vote,  at any  annual  or  special  meeting  of the  stockholders;
provided,  further,  that  thereafter  the  directors  shall  have the  power to suspend,  repeal,  amend or otherwise alter the Bylaws or any portion thereof so enacted by the stockholders,  unless the stockholders in enacting such Bylaws or portion thereof shall otherwise provide.

          THIRTEENTH:  In so far as  permitted  under  the laws of  Kansas,  the stockholders  and  directors  shall have power to hold  their  meetings,  if the bylaws so provide,  and to keep the books and records of the corporation outside of the State of Kansas,  and to have one or more offices,  within or without the
State of Kansas,  at such places as may be from time to time  designated  in the bylaws or by resolution of the stockholders or directors.

          FOURTEENTH:  Whenever a compromise or arrangement is proposed  between this  Corporation and its creditors or any class of them,  secured or unsecured, or between this  Corporation  and its  stockholders,  or any class of them,  any court, state or federal,  of competent  jurisdiction  within the State of Kansas may on the application in a summary way of this corporation, or of any creditor, secured or unsecured, or stockholders thereof, or on the application of trustees in dissolution, or on the application of any receiver or receivers appointed for this corporation by any court, state or federal of competent jurisdiction, order a meeting of the creditors or class of creditors  secured or unsecured or of the stockholders or class of stockholders of this  corporation,  as the case may be, to be  summoned in such  manner as said court  directs.  If a majority in number representing  three fourths in value of the creditors or class of creditors,  or of the stockholders,  or class of stockholders of this corporation,  as the case may be, agree to any compromise or arrangement and to any reorganization of this corporation  as a  consequence  of such  compromise  or  arrangement,  the  said compromise or arrangement  and the said  reorganization  shall, if sanctioned by the court to which the said  application  has been  made,  be binding on all the creditors  or  class  of  creditors,  or on all the  stockholders  or  class  of stockholders,  of  this  corporation,  as the  case  may  be,  and  also on this corporation.

          FIFTEENTH:  This  corporation  reserves  the right to alter,  amend or repeal any provision  contained in these Articles of Incorporation in the manner now or hereafter prescribed by the statutes of Kansas, and all rights and powers conferred  herein are granted subject to this  reservation;  and, in particular, the  corporation  reserves  the right and  privilege  to amend its  Articles  of
Incorporation  from time to time so as to authorize other or additional  classes of shares of stock, to increase or decrease the number of shares of stock of any class now or hereafter  authorized and to vary the preferences,  qualifications,
limitations,   restrictions   and  the  special  or  relative  rights  or  other
characteristics  in respect of the shares of each class,  in the manner and upon such  minimum  vote of the  stockholders  entitled to vote thereon as may at the time be prescribed or be permitted by the laws of Kansas, or such larger vote as may then be required by the Articles of Incorporation of the corporation.

          IN WITNESS  WHEREOF,  we have hereunto  subscribed our names this 27th day of November, 1961.

                                                  HERBERT F. LAING
                                                  ------------------------------
                                                  Herbert F. Laing

                                                  DEAN L. SMITH
                                                  ------------------------------
                                                  Dean L. Smith

                                                  ROBERT E. JACOBY
                                                  ------------------------------
                                                  Robert E. Jacoby

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

     Personally  appeared  before me, a notary public in and for Shawnee County,
Kansas,  the above named  HERBERT F. LAING,  DEAN L. SMITH and ROBERT E. JACOBY,
who are personally known to me to be the same persons who executed the foregoing instrument of writing,  and such persons duly  acknowledged the execution of the same.

     IN WITNESS  WHEREOF,  I have  hereunto  subscribed  my name and  affixed my official seal this 27th day of November, 1961.

                                                  GERALDINE SKINNER
                                                  ------------------------------
                                                  Notary Public

(Notarial Seal)

My commission expires: December 31, 1961.

     Topeka, Kansas                                      November 27, 1961
                                                  ------------------------------
                                                               Date

                          OFFICE OF SECRETARY OF STATE

RECEIVED OF SECURITY EQUITY FUND, INC.

and deposited in the State Treasury,  fees on these Articles of Incorporation as follows:

                 Application Fee                          $25.00
                 Filing and Recording Fee                 $2.50

                 Capitalization Fee                       $550.00

                                                  PAUL R. SHANAHAN
                                                  ------------------------------
                                                  Secretary of State

By:  JAMES L. GALBE
     ------------------------------
     Assistant Secretary of State

                            CERTIFICATE OF AMENDMENT
                       OF THE ARTICLES OF INCORPORATION OF
                           SECURITY EQUITY FUND, INC.

          We, DEAN L. SMITH,  President,  and WILLIAM J. MILLER, JR., Secretary,
of Security  Equity Fund,  Inc., a corporation  organized and existing under the laws of the State of Kansas, ( hereinafter  sometimes for convenience called the
"Company"),  with its principal  office in the City of Topeka,  Shawnee  County,
Kansas, do hereby certify as follows:

          FIRST: That the board of directors of the Company at a meeting held on
October 16,  1962,  duly  adopted the  following  amendment  to the  Articles of
Incorporation  of the Company,  and declared the advisability of said amendment, said resolution reading as follows:

          RESOLVED,  that the Articles of Incorporation of Security Equity Fund,
Inc.  be amended by  deleting  the  present  Article  NINTH of said  Articles of
Incorporation and inserting in lieu thereof the following Article NINTH:

          NINTH:  Directors of the corporation  shall be nine.  Unless otherwise provided by the Bylaws of the corporation, the directors of the corporation need not be stockholders therein.

          SECOND:  That the board of  directors of the Company also duly adopted the  following  amendment  to the Articles of  Incorporation  of the Company and
declared the advisability of said amendment, said resolution reading as follows:

          RESOLVED that the Articles of  Incorporation  of Security Equity Fund,
Inc. be amended by deleting  the present  subdivision  (a) of  paragraph  (6) of
Article  TENTH of said Articles of  Incorporation  and inserting in lieu thereof the following subdivision (a) of paragraph (6) of Article TENTH:

               (a) The net asset  value of each  share of  capital  stock of the corporation  surrendered to the corporation for repurchase  pursuant to the provisions  of  paragraph  (2)(a) of  Article  FIFTH of these  Articles  of
     Incorporation  shall be determined as of the close of business on the first full  business  day on  which  the New York  Stock  Exchange  is open  next succeeding the date on which such capital stock is so surrendered.

          THIRD:  That thereafter on the 4th day of December,  1962, upon notice duly given as  provided  by law and the bylaws of the  Company to each holder of shares  of  Capital  Stock  of the  Company  entitled  to vote  on the  proposed amendments  of the  Articles  of  Incorporation,  the  annual  meeting  of  said stockholders  was held and there were  present  at such  meeting in person or by proxy the holders of more than a majority of the voting stock of the Company.

          FOURTH:  That  at  said  annual  meeting  of the  stockholders  of the
Company,  the aforesaid  resolutions,  set forth in Division  FIRST and Division
SECOND  hereof,  amending the  Articles of  Incorporation  of the Company,  were presented  for  consideration  and a vote of the  stockholders  present  at said meeting in person and by proxy was taken by ballot for and  against  each of the proposed resolutions, which vote was conducted by two Judges, appointed for that purpose by the officer  presiding at such meeting;  that the said Judges decided upon the  qualifications  of the voters and  accepted  their  votes and when the voting was completed  said Judges counted and  ascertained  the number of shares voted  respectively  for and  against  each of the  proposed  amendments  to the
Articles of  Incorporation  and declared that the persons  holding a majority of the Capital Stock of the Company had voted for each of the proposed  amendments;
and the said Judges made out a certificate accordingly that the number of shares of Capital Stock issued and outstanding and entitled to vote on said resolutions was 23,732 shares of Capital Stock,  that 23,533 shares of said stock were voted for and 100 shares of said stock were voted  against the proposed  amendment set forth in Division FIRST hereof,  that 23,633 shares of said stock were voted for and 0 shares of said stock were voted  against the proposed  amendment set forth in Division SECOND hereof, and the said Judges subscribed and delivered the said certificate to the Secretary of the Company.

          FIFTH: That a certificate of said Judges having been made,  subscribed and  delivered as aforesaid and it appearing by said  certificate  of the Judges that the  holders of more than a majority  of the  Capital  Stock of the Company entitled  to vote  thereon had voted in favor of each of the  amendments  to the
Articles  of  Incorporation  set forth in  Division  FIRST and  Division  SECOND hereof, the said amendments were declared duly adopted.

          SIXTH: That,  accordingly,  the amendments to Articles NINTH and TENTH of the Articles of  Incorporation  of Security Equity Fund,  Inc., as heretofore set forth in Division FIRST and Division SECOND of this  certificate,  have been duly adopted in accordance  with Article 42 of the General  Corporation  Code of
Kansas.

          SEVENTH:  That the capital of the Company will not be reduced under or by reason of said amendment.

     IN WITNESS  WHEREOF we, Dean L. Smith,  President,  and William J.  Miller,
Jr.,  Secretary,  have hereunto severally set our hands and caused the corporate seal of the Company to be hereto affixed this 4th day of December, 1962.

                                               DEAN L. SMITH
                                               ---------------------------------
                                               Dean L. Smith, President

                                               WILLIAM J. MILLER, JR.
                                               ---------------------------------
                                               William J. Miller, Jr., Secretary
[Corporate Seal]

STATE OF KANSAS  )
                 ) SS.
COUNTY OF SHAWNEE)

     BE IT  REMEMBERED,  that on this 4th day of  December,  1962,  before me, a
Notary Public in and for the county and state aforesaid, came Dean L. Smith, and
William J. Miller, Jr., President and Secretary respectively, of Security Equity
Fund,  Inc.,  a Kansas  corporation,  who are  personally  known to me to be the
President and Secretary,  respectively, of said corporation and the same persons who executed the foregoing  instrument and they duly  acknowledged the execution of the same.

     IN TESTIMONY  WHEREOF,  I have hereunto set my hand and affixed my notarial seal on the day and year last above written.

                                                  FLORENCE MCKINSEY
                                                  ------------------------------
                                                  Notary Public

My commission expires:  November 21, 1965.

                          OFFICE OF SECRETARY OF STATE
                         Topeka, Kansas December 4, 1962

RECEIVED OF SECURITY EQUITY FUND, INC.

Two and fifty/100-------------------------------------------------------Dollars,
fee for filing the within Certificate of Amendment.

                                               PAUL R. SHANAHAN
                                               ------------------------------
                                               Secretary of State

                                               By:  Assistant Secretary of State

                            CERTIFICATE OF AMENDMENT
                       OF THE ARTICLES OF INCORPORATION OF
                           SECURITY EQUITY FUND, INC.

          We, DEAN L. SMITH,  President,  and WILL J. MILLER, JR., Secretary, of
Security Equity Fund, Inc., a corporation  organized and existing under the laws of the State of  Kansas,  [hereinafter  sometimes  for  convenience  called  the
"Company"],  with its principal  office in the City of Topeka,  Shawnee  County,
Kansas, do hereby certify as follows:

          FIRST: That the board of directors of the Company at a meeting held on
December  2, 1963,  duly  adopted the  following  amendment  to the  Articles of
Incorporation  of the Company,  and declared the advisability of said amendment, said resolution to read as follows:

          FURTHER  RESOLVED,  That the Articles of  Incorporation of the Fund be
amended by deleting  the present  subdivision  (a) of  paragraph  (6) of Article
TENTH of said  Articles  of  Incorporation  and  inserting  in lieu  thereof the following subdivision (a) of paragraph (6) of Article TENTH:

          (a) The net  asset  value  of  each  share  of  capital  stock  of the
          Corporation tendered to the Corporation for repurchase pursuant to the provisions of paragraph  (2)(a) of Article FIFTH of these  Articles of
          Incorporation  shall be  determined as of the close of business on the date to which such capital stock is so tendered.

          SECOND:  That the board of  directors of the Company also duly adopted the following  amendment to the Articles of  Incorporation  of the Company,  and
declared the advisability of said amendment, said resolution reading as follows:

          FURTHER  RESOLVED,  That the  Articles  of  Incorporation  of Security
     Equity Fund,  Inc., be amended by deleting the first  paragraph only of the present  subdivision (c) of paragraph (6) of Article TENTH of said Articles of  Incorporation  and  inserting  in  lieu  thereof  the  following  first paragraph of subdivision (c) of paragraph (6) of Article TENTH:

          (c) The net  asset  value  of  each  share  of  capital  stock  of the
          Corporation,  as of the  close of  business  on any day,  shall be the quotient  obtained by dividing the value, as at such close, of the net assets  of the  Corporation  (i.e.,  the  value of the  assets  of the
          Corporation  less its  liabilities  exclusive  of  capital  stock  and surplus) by the total number of shares of capital stock outstanding at such close.  The assets and  liabilities of the  Corporation  shall be
          determined   in  accordance   with   generally   accepted   accounting
          principles;  provided,  however,  that in determining the value of the assets of the  Corporation  for the purpose of obtaining the net asset value,  each security  listed on the New York Stock  Exchange shall be valued on the basis of the closing  sale thereof on the New York Stock
          Exchange  on  the  business  day  as of  which  such  value  is  being determined.  If there be no such sale on such day,  then the  security shall be valued on the basis of the  closing  bid price upon such day.
          If no bid price is quoted  for such day,  then the  security  shall be valued by such method as the Board of Directors  shall deem to reflect its fair  market  value.  Securities  not listed on the New York Stock
          Exchange  shall be valued in like manner on the basis of quotations on any other stock exchange which the Board of Directors may from time to time approve for that purpose, or by such other method as the Board of
          Directors shall deem to reflect their fair market value, and all other assets of the Corporation shall be valued by such method as they shall deem to reflect their fair market value.

          THIRD: That thereafter on the 20th day of December,  1963, upon notice duly given as  provided  by law and the bylaws of the  Company to each holder of shares  of  Capital  Stock  of the  Company  entitled  to vote  on the  proposed amendments of the Articles of Incorporation, the deferred annual meeting of said stockholders  was held and there were  present  at such  meeting in person or by proxy the holders of more than a majority of the voting stock of the Company.

          FOURTH:  That at said deferred  annual meeting of the  stockholders of the Company, the aforesaid resolutions, set forth in Division FIRST and Division
SECOND  hereof,  amending the  Articles of  Incorporation  of the Company,  were presented  for  consideration  and a vote of the  stockholders  present  at said meeting in person and by proxy was taken by ballot for and  against  each of the proposed resolutions,  which vote was conducted by two Judges appointed for that purpose by the officer  presiding at such meeting;  that the said Judges decided upon the  qualifications  of the voters and  accepted  their  votes and when the voting was completed  said Judges counted and  ascertained  the number of shares voted  respectively  for and  against  each of the  proposed  amendments  to the
Articles of  Incorporation  and declared that the persons  holding a majority of the Capital Stock of the Company had voted for each of the proposed  amendments;
and the said Judges made out a certificate accordingly that the number of shares of Capital Stock issued and outstanding and entitled to vote on said resolutions was 41,213 shares of Capital Stock,  that 30,185 shares of said stock were voted for and 0 shares of said stock were voted  against the proposed  amendments  set forth in Division FIRST hereof,  that 30,185 shares of said stock were voted for and 30,18  shares of said stock were voted  against the proposed  amendment  set forth in DIVISION  SECOND hereof,  and the said Judges  subscribed and delivered the said certificate to the Secretary of the Company.

          FIFTH: That a certificate of said Judges having been made,  subscribed and  delivered as aforesaid and it appearing by said  certificate  of the Judges that the  holders of more than a majority  of the  Capital  Stock of the Company entitled  to vote  thereon had voted in favor of each of the  amendments  to the
Articles  of  Incorporation  set forth in  Division  FIRST and  Division  SECOND hereof, the said amendments were declared adopted.

          SIXTH:  That,  accordingly,  the  amendments  to Article  TENTH of the
Articles of Incorporation of Security Equity Fund, Inc., as heretofore set forth in  Division  FIRST  and  Division  SECOND of this  certificate,  have been duly adopted in accordance with Article 42 of the General Corporation Code of Kansas.

          SEVENTH:  That the capital of the Company will not be reduced under or by reason of said amendment.

          IN WITNESS WHEREOF, we, Dean L. Smith, President,  and Will J. Miller,
Jr.,  Secretary,  have hereunto severally set our hands and caused the corporate seal of the Company to be hereto affixed this 20th day of December, 1963.

[Corporate Seal]

                                                  DEAN L. SMITH
                                                  ------------------------------
                                                  Dean L. Smith, President

                                                  WILL J. MILLER, JR.
                                                  ------------------------------
                                                  Will J. Miller, Jr., Secretary

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

          BE IT REMEMBERED,  that on this 20th day of December, 1963, before me, a Notary Public in and for the county and state  aforesaid,  came Dean L. Smith, and Will J. Miller,  Jr.,  President and  Secretary,  respectively,  of Security
Equity Fund, Inc. a Kansas corporation, who are personally known to me to be the
President and Secretary, respectively, of said corporation, and the same persons who executed the foregoing  instrument and they duly  acknowledged the execution of the same.

          IN  TESTIMONY  WHEREOF,  I have  hereunto  set my hand and  affixed my notarial seal on the day and year last above written.

                                                  AMELIA F. LETUKS
                                                  ------------------------------
                                                  Notary Public

My commission expires:  June 4, 1967

                          OFFICE OF SECRETARY OF STATE
                        Topeka, Kansas December 20, 1963

RECEIVED OF SECURITY EQUITY FUND, INC.

Two and fifty/100-------------------------------------------------------Dollars,
fee for filing the within Certificate of Amendment.

                                                  PAUL R. SHANAHAN
                                                  ------------------------------
                                                  SECRETARY OF STATE

                                              By: WILLIAM R. STURS
                                                  ------------------------------
                                                  Assistant Secretary of State

                            CERTIFICATE OF AMENDMENT
                       OF THE ARTICLES OF INCORPORATION OF
                           SECURITY EQUITY FUND, INC.

          We, DEAN L. SMITH,  President,  and WILL J. MILLER, JR., Secretary, of
Security Equity Fund, Inc., a corporation  organized and existing under the laws of the State of  Kansas,  (hereinafter  sometimes  for  convenience  called  the
"Company"),  with its principal  office in the City of Topeka,  Shawnee  County,
Kansas, do hereby certify as follows:

          FIRST: That the board of directors of the Company at a meeting held on
April  7,  1966,  duly  adopted  the  following  amendment  to the  Articles  of
Incorporation  of the Company,  and declared the advisability of said amendment, said resolution reading as follows:

          "RESOLVED, That the Articles of Incorporation of Security Equity Fund,
          Inc., as heretofore  amended, be further amended by deleting the first paragraph  of the Article  Fifth and by  inserting in lieu thereof the following paragraph:

               "The aggregate number of shares which the Corporation  shall have authority to issue shall be 5,000,000  shares of capital stock of the par value of $1.00 per share.""

          SECOND: That thereafter on the 9th day of June, 1966, upon notice duly given as  provided by law and the bylaws of the Company to each holder of shares of Capital  Stock of the Company  entitled to vote on the proposed  amendment of the Articles of Incorporation, the special meeting of said stockholders was held and there were present at such meeting in person or by proxy the holders of more than a majority of the voting stock of the Company.

          THIRD: That at the special meeting of the stockholders of the Company, the  aforesaid  resolution,  set forth in division  FIRST  hereof,  amending the
Articles of Incorporation of the Company,  was presented for consideration and a vote of the  stockholders  present  at said  meeting  in person and by proxy was taken by ballot for and against each of the proposed resolution,  which vote was conducted by two Judges  appointed for that purpose by the officer  presiding at such meeting; that the said Judges decided upon the qualifications of the voters and accepted  their votes and when the voting was completed  said Judges counted and  ascertained  the number of shares  votes  respectively  for and against the proposed  amendment  to the  Articles of  Incorporation  and  declared  that the persons holding a majority of the Capital Stock of the Company had voted for the proposed amendment;  and the said Judges made out a certificate accordingly that the number of shares of Capital  Stock  issued and  outstanding  and entitled to vote on said resolution was 578,333 shares of Capital Stock, that 335,865 shares of stock  were  voted  for and 4,199  shares of stock  were  voted  against  the proposed  amendment  set forth in  Division  FIRST  hereof,  and the said Judges subscribed and delivered the said certificate to the Secretary of the Company.

          FOURTH: That a certificate of said Judges having been made, subscribed and  delivered as aforesaid and it appearing by said  certificate  of the Judges that the  holders of more than a majority  of the  Capital  Stock of the Company entitled to vote thereon had voted in favor of the  amendment to the Articles of
Incorporation  set  forth in  Division  FIFTH  hereof,  the said  amendment  was declared duly adopted.

          FIFTH:  That,  accordingly,  the  amendment  to  Article  FIFTH of the
Articles of Incorporation of Security Equity Fund, Inc., as heretofore set forth in Division FIRST of this certificate, have been duly adopted in accordance with
Article 42 of the General Corporation Code of Kansas.

          SIXTH: That the capital of the Company will not be reduced under or by reason of said amendment.

          IN WITNESS WHEREOF, we, Dean L. Smith,  President,  and Will J. Miller
Jr.,  Secretary,  have hereunto severally set our hands and caused the corporate seal of the Company to be hereto affixed this 9th day of June, 1966.

                                                  DEAN L. SMITH
                                                  ------------------------------
                                                  Dean L. Smith, President

                                                  WILL J. MILLER, JR.
                                                  ------------------------------
                                                  Secretary
(Corporate Seal)

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

     BE IT REMEMBERED,  that on this 9th day of June, 1966,  before me, a Notary
Public in and for the County and State aforesaid, came Dean L. Smith and Will J.
Miller,  Jr.,  President and Secretary,  respectively  of Security  Equity Fund,
Inc., a Kansas  corporation,  who are personally known to me to be the President and  Secretary,  respectively,  of said  corporation,  and the same  persons who executed the foregoing  instrument and they duly  acknowledged  the execution of the same.

     IN TESTIMONY  WHEREOF,  I have hereunto set my hand and affixed my notarial seal on the day and year last above written.

                                                  LOIS J. HEDRICK
                                                  ------------------------------
                                                  Notary Public

My commission expires January 8, 1968.

                          OFFICE OF SECRETARY OF STATE
                          Topeka, Kansas June 13, 1966

RECEIVED OF SECURITY EQUITY FUND, INC.

Two Thousand Fifty Two and  fifty/100-----------------------------------Dollars, fee for filing the within Certificate of Amendment.

                                                  Elwill M. Shanahan
                                                  ------------------------------
                                                  Secretary of State

                                              By: William A. Stewart
                                                  Assistant Secretary of State

                            CERTIFICATE OF AMENDMENT
                       OF THE ARTICLES OF INCORPORATION OF
                           SECURITY EQUITY FUND, INC.

          We, DEAN L. SMITH,  President,  and WILL J. MILLER, JR., Secretary, of
Security Equity Fund, Inc., a corporation  organized and existing under the laws of the State of  Kansas,  (hereinafter  sometimes  for  convenience  called  the
"Company"),  with its principal  office in the City of Topeka,  Shawnee  County,
Kansas, do hereby certify as follows:

          FIRST: That the board of directors of the Company at a meeting held on
July  6,  1967,  duly  adopted  the  following  amendment  to  the  Articles  of
Incorporation  of the Company,  and declared the advisability of said amendment, said resolution reading as follows:

          "RESOLVED, That the Articles of Incorporation of Security Equity Fund,
          Inc., as heretofore  amended, be further amended by deleting the first paragraph  of the Article  Fifth and by  inserting in lieu thereof the following paragraph:

               "The aggregate number of shares which the Corporation  shall have authority to issue shall be 15,000,000 shares of capital stock of the par value of $1.00 per share.""

          SECOND:  That thereafter on the 30th day of August,  1967, upon notice duly given as  provided  by law and the bylaws of the  Company to each holder of shares  of  Capital  Stock  of the  Company  entitled  to vote  on the  proposed amendment  of the  Articles  of  Incorporation,  the  special  meeting  of  said stockholders  was held and there were  present  at such  meeting in person or by proxy the holders of more than a majority of the voting stock of the Company.

          THIRD: That at the special meeting of the stockholders of the Company, the  aforesaid  resolution,  set forth in division  FIRST  hereof,  amending the
Articles of Incorporation of the Company,  was presented for consideration and a vote of the  stockholders  present  at said  meeting  in person and by proxy was taken  by  ballot  for and  against  the  proposed  resolution,  which  vote was conducted by two Judges  appointed for that purpose by the officer  presiding at such meeting; that the said Judges decided upon the qualifications of the voters and accepted  their votes and when the voting was completed  said Judges counted and  ascertained  the number of shares  votes  respectively  for and against the proposed  amendment  to the  Articles of  Incorporation  and  declared  that the persons holding a majority of the Capital Stock of the Company had voted for the proposed amendment;  and the said Judges made out a certificate accordingly that the number of shares of Capital  Stock  issued and  outstanding  and entitled to vote on said  resolution was 3,118,651  shares of Capital Stock,  that 1,613,533 shares of stock were voted for and 45,071 shares of stock were voted against the proposed  amendment  set forth in  division  FIRST  hereof,  and the said Judges subscribed and delivered the said certificate to the Secretary of the Company.

          FOURTH: That a certificate of said Judges having been made, subscribed and  delivered as aforesaid and it appearing by said  certificate  of the Judges that the  holders of more than a majority  of the  Capital  Stock of the Company entitled to vote thereon had voted in favor of the  amendment to the Articles of
Incorporation  set  forth in  division  FIRST  hereof,  the said  amendment  was declared duly adopted.

          FIFTH:  That,  accordingly,  the  amendment  to  Article  Fifth of the
Articles of Incorporation of Security Equity Fund, Inc., as heretofore set forth in Division FIRST of this certificate, have been duly adopted in accordance with
Article 42 of the General Corporation Code of Kansas.

          SIXTH: That the capital of the Company will not be reduced under or by reason of said amendment.

          IN WITNESS WHEREOF, we, Dean L. Smith,  President,  and Will J. Miller
Jr.,  Secretary,  have hereunto severally set our hands and caused the corporate seal of the Company to be hereto affixed this 30th day of August, 1967.

                                                  DEAN L. SMITH
                                                  ------------------------------
                                                  Dean L. Smith, President

                                                  WILL J. MILLER, JR.
                                                  ------------------------------
                                                  Secretary
(Corporate Seal)

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

     BE IT  REMEMBERED,  that on this 30th day of  August,  1967,  before  me, a
Notary Public in and for the County and State aforesaid, came Dean L. Smith, and
Will J. Miller, Jr., President and Secretary,  respectively,  of Security Equity
Fund,  Inc.,  a Kansas  corporation,  who are  personally  known to me to be the
President and Secretary, respectively, of said corporation, and the same persons who executed the foregoing  instrument and they duly  acknowledged the execution of the same.

     IN TESTIMONY  WHEREOF,  I have hereunto set my hand and affixed my notarial seal on the day and year last above written.

                                                  LOIS J. HEDRICK
                                                  ------------------------------
                                                  Notary Public

My commission expires:  January 8, 1968

                          OFFICE OF SECRETARY OF STATE
                         Topeka, Kansas August 30, 1967

RECEIVED OF SECURITY EQUITY FUND, INC.

Five Thousand Fifty Two and  fifty/100----------------------------------Dollars,
Fee for filing the within Amendment.

                                                  ELWILL M. SHANAHAN
                                                  ------------------------------
                                                  Secretary of State

                                              By: WILLIAM A. STEWART
                                                  ------------------------------
                                                  Assistant Secretary of State

              CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION
                                       OF
                           SECURITY EQUITY FUND, INC.

          We, DEAN L. SMITH,  President,  and WILL J. MILLER, JR., Secretary, of
Security Equity Fund, Inc., a corporation  organized and existing under the laws of the State of  Kansas,  (hereinafter  sometimes  for  convenience  called  the
"Company"),  with its principal  office in the City of Topeka,  Shawnee  County,
Kansas, do hereby certify as follows:

          FIRST: That the board of directors of the Company at a meeting held on
October 10,  1968,  duly  adopted the  following  amendment  to the  Articles of
Incorporation  of the Company,  and declared the advisability of said amendment, said resolution reading as follows:

               "RESOLVED,  That the Articles of Incorporation of Security Equity
          Fund,  Inc., as heretofore  amended,  be further amended  deleting the first  paragraph of the Article FIFTH and by inserting in lieu thereof the following paragraph:

                    "The aggregate number of shares which the Corporation  shall have the authority to issue shall be  100,000,000  shares of capital stock of the par value of $0.25 (twenty-five  cents)
                    per share. Upon the effectiveness of this amendment:

                    (a) Each share of capital stock,  par value $1.00 per share,
                    heretofore   issued  by  the   Corporation   and   presently
                    outstanding shall, without further act or deed, be deemed to be changed and  converted  into four shares of capital stock of the par value of $0.25 each; and

                    (b) Each stock  certificate  for shares of capital  stock of the par  value of $1.00  per share  issued  and  outstanding immediately  prior to this  amendment  evidencing  shares or capital stock, par value $1.00 per share, shall be deemed to evidence an identical  number of shares of capital  stock of the par value of $0.25 each."

          SECOND: That thereafter on the 12th day of December,  1968 upon notice duly given as  provided  by the law and the bylaws of the Company to each holder of shares of  Capital  Stock of the  Company  entitled  to vote on the  proposed amendment  of  the  Articles  of  Incorporation,  the  annual  meeting  of  said stockholders  was held and there were  present  at such  meeting in person or by proxy the holders of more than a majority of the voting stock of the Company.

          THIRD: That at said annual meeting of the stockholders of the Company, the  foresaid  resolution,  set forth in division  FIRST  hereof,  amending  the
Articles of Incorporation of the Company,  was presented for consideration and a vote of the  stockholders  present  at said  meeting  in person and by proxy was taken  by  ballot  for and  against  the  proposed  resolution,  which  vote was conducted by two Judges  appointed for that purpose by the officer  presiding at such meeting; that the said Judges decided upon the qualifications of the voters and accepted  their votes and when the voting was completed  said Judges counted and  ascertained  the number of shares  votes  respectively  for and against the proposed  amendment  to the  Articles of  Incorporation  and  declared  that the persons holding a majority of the Capital Stock of the Company had voted for the proposed amendment;  and the said Judges made out a certificate accordingly that the number of shares of Capital  Stock  issued and  outstanding  and entitled to vote on said  resolution was 7,683,768  shares of Capital Stock,  that 4,391,182 shares of stock were voted for, and 214,740  shares of stock were voted  against the proposed  amendment set forth in division FIRST hereof,  and the said Judges subscribed and delivered the said certificate to the Secretary of the Company.

          FOURTH: That a certificate of said Judges having been made, subscribed and  delivered as aforesaid and it appearing by said  certificate  of the Judges that the  holders of more than a majority  of the  Capital  Stock of the Company entitled to vote thereon had voted in favor of the  amendment to the Articles of
Incorporation  set  forth in  division  FIRST  hereof,  the said  amendment  was declared duly adopted.

          FIFTH:  That,  accordingly,  the  amendment  to  Article  Fifth of the
Articles of Incorporation of Security Equity Fund, Inc., as heretofore set forth in Division FIRST of this certificate, have been duly adopted in accordance with
Article 42 of the General Corporation Code of Kansas.

          SIXTH: That the capital of the Company will not be reduced under or by reason of said amendment.

          IN WITNESS WHEREOF, we, Dean L. Smith,  President,  and Will J. Miller
Jr.,  Secretary,  have hereunto severally set our hands and caused the corporate seal of the Company to be hereto affixed this 31st day of December, 1968.

                                                  DEAN L. SMITH
                                                  ------------------------------
                                                  Dean L. Smith, President

                                                  WILL J. MILLER, JR.
                                                  ------------------------------
                                                  Secretary
(Corporate Seal)

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

          BE IT REMEMBERED,  that on this 31st day of December, 1968, before me, a Notary Public in and for the County and State  aforesaid,  came Dean L. Smith, and Will J. Miller,  Jr.,  President and  Secretary,  respectively,  of Security
Equity Fund,  Inc., a Kansas  corporation,  who are personally known to me to be the President and Secretary,  respectively,  of said  corporation,  and the same persons who executed the foregoing  instrument  and they duly  acknowledged  the execution of the same.

          IN  TESTIMONY  WHEREOF,  I have  hereunto  set my hand and  affixed my notarial seal on the day and year last above written.

                                                  Lois J. Hedrick
                                                  ------------------------------
                                                  Notary Public

My commission expires:  January 8, 1972

                          OFFICE OF SECRETARY OF STATE
                        Topeka, Kansas December 31, 1968

RECEIVED OF SECURITY EQUITY FUND, INC.

Five Thousand  fifty-two and  50/100------------------------------------Dollars,
fee for filing the within Amendment.

                                                  ELWILL M. SHANAHAN
                                                  ------------------------------
                                                  Secretary of State

By:  HART WORKMAN
     ------------------------------------------
     Hart Workman, Assistant Secretary of State

              CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION
                                       OF
                           SECURITY EQUITY FUND, INC.

          We, Dean L. Smith,  president,  and Will J. Miller,  Jr., secretary of
Security Equity Fund, Inc., a corporation  organized and existing under the laws of the  State of  Kansas,  (hereinafter  called  the  "Corporation"),  do hereby certify as follows:

          FIRST:  That on  October  30,  1969,  the  board of  directors  of the
Corporation  duly adopted the following  resolution  setting forth the following proposed  amendment to the Articles of  Incorporation  of the  Corporation,  and
declared the advisability of said amendment, said resolution reading as follows:

               "RESOLVED,  that the Articles of Incorporation of Security Equity
          Fund, Inc., a Kansas  corporation,  be amended by deleting the present first sentence of  subparagraph  (a) of paragraph (2) of Article FIFTH thereof in its entirety and substituting in lieu thereof the following new first  sentence of  subparagraph  (a) of paragraph  (2) of Article
          FIFTH:

                    (2)(a) Each holder of capital stock of the Corporation, upon request  to  the  Corporation  accompanied  by  surrender  of the appropriate  stock certificate or certificates in proper form for transfer,  shall  be  entitled  to  require  the  Corporation  to repurchase  all or  any  part  of the  shares  of  capital  stock standing  in  the  name  of  such  holder  on  the  books  of the
               Corporation, at the net asset value of such shares.

          SECOND:  That on  October  30,  1969,  the board of  directors  of the
Corporation  also  duly  adopted  the  following  resolution  setting  forth the
following   proposed   amendment  to  the  Articles  of   Incorporation  of  the
Corporation,  and declared the  advisability of said amendment,  said resolution reading as follows:

               RESOLVED,  that the Articles of  Incorporation of Security Equity
          Fund, Inc., a Kansas  corporation,  be amended by deleting the present first  paragraph  and  subparagraphs  (a) and (b) of paragraph  (6) of
          Article  TENTH  thereof in their  entirety  and  substituting  in lieu thereof the following new first  paragraph and new  subparagraphs  (a)
          and (b) of paragraph (6) of Article TENTH:

                    (6) The Board of Directors is hereby  empowered to authorize the  issuance  and sale,  from time to time,  of shares of the capital stock of the  Corporation,  whether  for cash at not less than the par value thereof or for such other consideration  including securities as the Board of Directors  may deem  advisable,  in the manner and to the extent now or hereafter permitted by the Bylaws of the Corporation and by the laws of Kansas;  provided,  however, that the consideration per share to be received by the Corporation upon the sale of any shares of its capital stock shall not be less than the net asset value per share of  such  capital  stock  outstanding  at the  time  as of  which  the computation of such net asset value shall be made. For the purposes of
          the   computation  of  net  asset  value,  as  in  these  Articles  of
          Incorporation  referred  to,  such  computation  shall be  computed as provided in the Investment Company Act of 1940 or in any other statute
          administered  by  the  Securities  and  Exchange   Commission  or  any
          successor  thereto,  or in any rule,  regulation or order issued under any such  statute  and,  except as so  provided,  shall be computed in accordance with the following rules:

                    (a) the net asset  value of each share of  capital  stock of the Corporation surrendered to the Corporation for repurchase pursuant to the  provisions  of  paragraph  (2)(a)  of  Article  FIFTH of these
          Articles of  Incorporation  shall be the net asset value next computed after the time such share is tendered for redemption.

                    (b) the net asset  value of each share of  capital  stock of the  Corporation  for the purpose of issue of such capital stock shall be determined at the close of business on the New York Stock  Exchange
          (the  "Exchange")  on each  day on which  the  Exchange  is open  with respect to all orders  accepted prior to such close of business of the
          Exchange on that day.  Orders  accepted after the close of business of the  Exchange  will be  filled  on the  basis  of the  offering  price determined as of the close of business on the Exchange on the next day on which the Exchange is open.

          THIRD:  That on  December  30,  1969,  at the  annual  meeting  of the stockholders of the  Corporation,  notice of which annual meeting was duly given as provided by law and the bylaws of the Corporation to each holder of shares of capital stock of the Corporation  entitled to vote on the proposed amendments of the Articles of Incorporation,  the aforesaid  resolutions set forth in Division
FIRST and  Division  SECOND,  amending  the  Articles  of  Incorporation  of the
Corporation,  were presented for  consideration,  and a vote of the stockholders present  at said  meeting  in person  and by proxy  was taken by ballot  for and against  each of the  proposed  resolutions,  which votes were  conducted by two judges appointed for that purpose by the officer presiding at such meeting; that the said judges decided upon the qualifications of the voters and accepted their votes and when the voting was completed said Judges counted and  ascertained the number  of  shares  votes  respectively  for and  against  each of the  proposed amendments  to the  Articles  of  Incorporation  and  declared  that the persons holding a majority of the capital stock of the Corporation had voted for each of the proposed amendments;  and the said judges made out a certificate accordingly that the number of shares of capital stock issued and  outstanding  and entitled to vote on  said  resolution  was  21,222,857  shares  of  capital  stock,  that
20,919,065 shares of stock were voted for and 281,869 shares of stock were voted against  the  proposed  amendment  set  forth in  Division  FIRST  hereof,  that
20,976,162  shares of said stock were voted for and 224,772 shares of said stock were voted against the proposed  amendment set forth in Division  SECOND hereof, and the  said  judges  subscribed  and  delivered  the said  certificate  to the secretary of the Corporation.

          FOURTH:  That  the  certificate  of  said  judges  having  been  made, subscribed and delivered as aforesaid,  and it appearing by said  certificate of the judges that the holders of more than a majority of the capital  stock of the
Corporation entitled to vote thereon had voted in favor of the amendments to the
Articles  of  Incorporation  set forth in  Division  FIRST and  Division  SECOND thereof, the said amendments were declared duly adopted.

          FIFTH:   That,   accordingly,   the  amendments  of  the  Articles  of
Incorporation of the Corporation,  as heretofore set forth in Division FIRST and
Division SECOND of this  certificate,  have been duly adopted in accordance with
Article 42 of the General Corporation Code of Kansas.

          SIXTH: That the capital of the Company will not be reduced under or by reason of said amendments.

          IN WITNESS WHEREOF, we, Dean L. Smith,  president,  and Will J. Miller
Jr.,  secretary,  have hereunto severally set our hands and caused the corporate seal of the Company to be hereto affixed this 30th day of December, 1969.

                                                  DEAN L. SMITH
                                                  ------------------------------
                                                  Dean L. Smith, President

                                                  WILL J. MILLER, JR.
                                                  ------------------------------
                                                  Secretary
(Corporate Seal)

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

          BE IT REMEMBERED,  that on this 30th day of December, 1969, before me, a notary public in and for the County and State  aforesaid,  came DEAN L. SMITH,
President,  and WILL J. MILLER, JR., Secretary, of Security Equity Fund, Inc., a
Kansas  corporation,  who are  personally  known to me to be the  President  and
Secretary,  respectively, of said Corporation, and the same persons who executed the foregoing instrument and they duly acknowledged the execution of the same.

          IN  TESTIMONY  WHEREOF,  I have  hereunto  set my hand and  affixed my notarial seal on the day and year last above written.

                                                  LOIS J. HEDRICK
                                                  ------------------------------
                                                  Notary Public

My commission expires:  January 8, 1972

                          OFFICE OF SECRETARY OF STATE
                        Topeka, Kansas DECEMBER 30, 1969

Received of SECURITY EQUITY FUND, INC.

Two and 50/100----------------------------------------------------------Dollars,
fee for filing the within Amendment.

                                                  ELWILL M. SHANAHAN
                                                  ------------------------------
                                                  Secretary of State

By:  HART WORKMAN
     ------------------------------
     Assistant Secretary of State

                     CHANGE OF LOCATION OF REGISTERED OFFICE
                                     AND/OR
                            CHANGE OF RESIDENT AGENT

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

     We, Dean L. Smith,  President  and Larry D.  Armel,  Secretary  of Security
Equity Fund,  Inc., a corporation  organized and existing under and by virtue of the laws of the State of Kansas, do hereby certify that a regular meeting of the
Board of Directors of said  corporation  held on the 9th day of July,  1975, the following resolution was duly adopted.

     Be it further  resolved that the RESIDENT AGENT of said  corporation in the
State of Kansas be changed from Dean L. Smith,  Security Benefit Life Bldg., 700
Harrison Street, Topeka,  Shawnee, Kansas the same being of record in the office of Secretary of State of Kansas to Security Management  Company,  Inc., Security
Benefit Life Bldg.,  700 Harrison  Street,  Topeka,  Shawnee,  Kansas 66636.

     The President  and  Secretary are hereby  authorized to file and record the same in the manner as required by law:

                                                  DEAN L. SMITH
                                                  ------------------------------
                                                  Dean L. Smith, President

                                                  LARRY D. ARMEL
                                                  ------------------------------
                                                  Larry D. Armel, Secretary

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

     Be it remembered  that before me Lois J. Hedrick a Notary Public in and for the  County and State  aforesaid,  came Dean L.  Smith  President,  and Larry D.
Armel, Secretary, of Security Equity Fund, Inc. a corporation,  personally known to me to be the persons who  executed  the  foregoing  instrument  of writing as president and secretary respectively, and duly acknowledged the execution of the same this 9th day of July, 1975.

                                                  LOIS J. HEDRICK
                                                  ------------------------------
                                                  Notary Public

My commission expires January 8, 1976

     NOTE:  This form must be filed in duplicate.
            Address of Resident Agent and Registered Office, as set forth above, must be the same.
            The statutory fee for filing is $20.00 and must accompany this form.

            CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION
                                       OF
                           SECURITY EQUITY FUND, INC.

STATE OF KANSAS  )
                 ) ss.
COUNTY OF Shawnee)

     We, Everett S. Gille, President , and Larry D. Armel, Secretary of Security
Equity Fund,  Inc., a corporation  organized and existing  under the laws of the
State of Kansas, and whose registered office is Security Benefit Life Bldg., 700
Harrison Street, Topeka,  Shawnee,  Kansas do hereby certify that at the regular meeting of the Board of Directors of said  corporation,  held on the 13th day of
October,  1976,  said board  adopted a resolution  setting  forth the  following amendment to the Articles of Incorporation  and declaring its  advisability,  to wit:

     RESOLVED, that the Articles of Incorporation of Security Equity Fund, Inc.,
     a Kansas  corporation,  be amended by adding the following new subparagraph
     (2)(c)  to  Article  FIFTH  thereof,  such new  subparagraph  (2)(c)  to be inserted immediately  following  subparagraph (2)(b) and immediately before paragraph (3) thereof:

          (c)  The  Corporation,  pursuant  to a  resolution  by  the  Board  of
               Directors and without the vote or consent of  stockholders of the
               Corporation,  shall  have the right to redeem at net asset  value all shares of capital stock of the Corporation in any stockholder account in which  there has been no  investment  (other  than the reinvestment of income dividends or capital gains  distributions)
               for at least six  months  and in which  there  are fewer  than 25 shares  or such  fewer  shares  as  shall  be  specified  in such resolution.  Such  resolution  shall set forth that redemption of shares in such accounts has been determined to be in the economic
               best  interests  of  the   Corporation  or  necessary  to  reduce
               disproportionally  burdensome  expenses in servicing  stockholder accounts.  Such resolution  shall provide that prior notice of at least six  months  shall be given to a  stockholder  before  such redemption  of  shares,  and that the  stockholder  will have six months (or such longer  period as  specified  in the  resolution)
               from  the  date  of  the  notice  to  avoid  such  redemption  by increasing  his  account  to at least 25  shares,  or such  fewer shares as is specified in the resolution.

     That  thereafter,  pursuant to said  resolution and in accordance  with the by-laws and the laws of the State of Kansas,  said directors called a meeting of stockholders for the consideration of said amendment,  and thereafter,  pursuant to said notice and in  accordance  with the statutes of the State of Kansas,  on the 9th day of December, 1976, said stockholders met and convened and considered said proposed amendment.

     That at said meeting the  stockholders  entitled to vote did vote upon said amendment,  and the majority of voting stockholders of the corporation had voted for the proposed  amendment  certifying that the votes were 16,855,355  (common)
shares in favor of the proposed  amendment and 442,958  (common)  shares against the amendment.

     That said  amendment was duly adopted in accordance  with the provisions of
K.S.A. 17-6602.

     That the capital of said corporation will not be reduced under or by reason of said amendment.

     IN WITNESS WHEREOF,  we have hereunto set out hands and affixed the seal of said corporation this 23rd day of December, 1976.

                                                  EVERETT S. GILLE
                                                  ------------------------------
                                                  Everett S. Gille, President

                                                  LARRY D. ARMEL
                                                  ------------------------------
                                                  Larry D. Armel, Secretary

STATE OF KANSAS  )
                 ) ss.
COUNTY OF Shawnee)

     Be it  remembered,  that before me, Lois J. Hedrick a Notary  Public in and for the County and State, aforesaid, came Everett S. Gille, President, and Larry
D. Armel,  Secretary,  of Security Equity Fund,  Inc. a corporation,  personally known to me to be the persons who executed the  foregoing  instrument of writing as president and secretary respectively,  and duly acknowledged the execution of the same this 23rd day of December, 1976.

                                                  Lois J. Hedrick
                                                  ------------------------------
                                                  Notary Public

My Commission Expires:  January 8, 1980

Submit to this office in duplicate.
A fee of $20.00 must accompany this form.

              CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION
                                       OF
                           SECURITY EQUITY FUND, INC.
--------------------------------------------------------------------------------

STATE OF KANSAS  )
                 ) ss
COUNTY OF Shawnee)

     We, Everett S. Gille,  President,  and Larry D. Armel Secretary of Security
Equity Fund,  Inc., a corporation  organized and existing  under the laws of the
State of Kansas,  and whose registered office is Security Benefit Life Building,
700 Harrison Street,  Topeka,  Shawnee County, Kansas, do hereby certify that at the regular  meeting of the Board of Directors of said  corporation  held on the
12th day of October,  1979,  said board  adopted a resolution  setting forth the
following   amendment  to  the  Articles  of  Incorporation   and  declared  its
advisability, to wit:

     RESOLVED, that whereas the board of directors deems it advisable and in the best interests of the corporation to increase the authorized capitalization of the  corporation,  that the articles of incorporation of Security Equity
     Fund,  Inc.  be  amended  by  deleting  the  first   paragraph   [including
     sub-paragraphs  (a) and  (b)] of  Article  FIFTH  in its  entirety,  and by inserting,  in lieu thereof,  the following new first  paragraph of Article
     FIFTH:

          The total number of shares which the Corporation  shall have authority to issue  shall be  150,000,000  shares of capital  stock,  each of the par value of $0.25 (twenty-five cents)."

     FURTHER RESOLVED,  that the foregoing proposed amendment to the articles of incorporation  of the Fund be presented to the stockholders of the Fund for consideration  at the annual meeting of stockholders to be held on December
     13, 1979.

That thereafter,  pursuant to said resolution and in accordance with the by-laws and the  laws of the  State of  Kansas,  said  directors  called  a  meeting  of stockholders for the consideration of said amendment,  and thereafter,  pursuant to said notice and in  accordance  with the statutes of the State of Kansas,  on the  13th  day of  December,  1979,  said  stockholders  met  and  convened  and considered said proposed amendment.

That at said  meeting  the  stockholders  entitled  to vote did vote  upon  said amendment,  and the majority of voting stockholders of the corporation had voted for the proposed  amendment  certifying that the votes were 11,600,855  (common)
shares in favor of the proposed  amendment and 691,585  (common)  shares against the amendment.

That said amendment was duly adopted in accordance with the provisions of K.S.A.
17-6602, as amended.

That the capital of said  corporation  will not be reduced under or by reason of said amendment.

     IN WITNESS  WHEREOF we have  hereunto set out hands and affixed the seal of said corporation this 18th day of December, 1979.

                                                  EVERETT S. GILLE
                                                  ------------------------------
                                                  Everett S. Gille, President

                                                  LARRY D. ARMEL
                                                  ------------------------------
                                                  Larry D. Armel, Secretary

STATE OF KANSAS  )
                 ) ss
COUNTY OF Shawnee)

Be it remembered, that before me, Lois J. Hedrick a Notary Public in and for the
County and State aforesaid, came Everett S. Gille, President and Larry D. Armel,
Secretary of Security Equity Fund, Inc. a corporation, personally known to me to be the persons who executed the foregoing instrument of writing as president and assistant  secretary  respectively,  and duly  acknowledged the execution of the same this 18th day of December, 1979.

                                                  LOIS J. HEDRICK
                                                  ------------------------------
                                                  Notary Public

My commission expires:  January 8, 1980.

Submit to this office in duplicate.
A fee of $20.00 must accompany this form.

              CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION
                                       OF
                           SECURITY EQUITY FUND, INC.
--------------------------------------------------------------------------------

STATE OF KANSAS  )
                 ) ss
COUNTY OF SHAWNEE)

     We, Everett S. Gille, President,  and Larry D. Armel, Secretary of Security
Equity Fund,  Inc., a corporation  organized and existing  under the laws of the
State of Kansas,  and whose registered office is Security Benefit Life Building,
700  Harrison  Street,  Topeka,  Kansas,  66636,  do hereby  certify that at the regular  meeting of the Board of Directors of said  corporation  held on the 9th day of  October,  1981,  said  board  adopted  a  resolution  setting  forth the
following   amendment  to  the  Articles  of  Incorporation   and  declared  its
advisability, to wit:

     RESOLVED,  that the Articles of Incorporation of Security Equity Fund, Inc.
as  heretofore  amended,  be further  amended by deleting  Article  FIRST in its entirety and by inserting, in lieu thereof, the following new Article FIRST:

          "FIRST:   the  name  of  the  corporation   (hereinafter   called  the
     "Corporation") is SECURITY EQUITY FUND".

FURTHER  RESOLVED,  that  the  board of  directors  of this  corporation  hereby declares  the  advisability  of  the  foregoing  amendment  to the  articles  of incorporation of this corporation and hereby recommends that the stockholders of this corporation adopt amendment.

FURTHER  RESOLVED,  that  at the  annual  meeting  of the  stockholders  of this corporation to be held at the offices of the corporation in Topeka,  Kansas,  on
December  10,  1981,  beginning  at 10:00  A.M.  on that day,  the matter of the
aforesaid   proposed   amendment  to  the  articles  of  incorporation  of  this
corporation shall be submitted to the stockholders entitled to vote thereon.

FURTHER  RESOLVED,  that in the event the stockholders of this corporation shall approve and adopt the proposed  amendment to the  articles of  incorporation  of this  corporation  as  heretofore  adopted  and  recommended  by this  board  of directors,  the appropriate officers of this corporation be, and they hereby are authorized  and  directed,  for and in  behalf  of this  corporation,  to  make, execute,  verify,  acknowledge  and file or  record  in any and all  appropriate governmental offices any and all certificates and other instruments, and to take any and all other  action as may be necessary to  effectuate  the said  proposed amendment to the articles of incorporation of this corporation".

That thereafter,  pursuant to said resolution and in accordance with the by-laws of the State of Kansas,  said directors called a meeting of stockholders for the consideration of said amendment, and thereafter,  pursuant to said notice and in accordance  with  the  statutes  of the  State  of  Kansas,  on the  10th day of
December,  1981, said stockholders met and convened and considered said proposed amendment.

That at said  meeting  the  stockholders  entitled  to vote did vote  upon  said amendment,  and the majority of voting stockholders of the corporation had voted for the proposed  amendment  certifying that the votes were  15,967,961  (Common
Stock)  shares in favor of the proposed  amendment  and 842,670  (Common  Stock)
shares against the amendment.

That said amendment was duly adopted in accordance with the provisions of K.S.A.
17-6602, as amended.

That the capital of said  corporation  will not be reduced under or by reason of said amendment.

IN WITNESS  WHEREOF we have  hereunto set out hands and affixed the seal of said corporation this 14th day of December, 1981.

                                                  EVERETT S. GILLE
                                                  ------------------------------
                                                  Everett S. Gille, President

                                                  LARRY D. ARMEL
                                                  ------------------------------
                                                  Larry D. Armel, Secretary

STATE OF KANSAS  )
                 ) ss
COUNTY OF SHAWNEE)

Be it remembered, that before me, Lois J. Hedrick a Notary Public in and for the
County and State aforesaid, came Everett S. Gille, President, and Larry D. Armel
Secretary,  of Security Equity Fund, Inc. a corporation,  personally known to me to be the persons who executed the foregoing  instrument of writing as president and secretary respectively, and duly acknowledged the execution of the same this
14th day of December, 1981.

                                                  Lois J. Hedrick
                                                  ------------------------------
                                                  Notary Public

My commission expires January 8, 1984.

Submit to this office in duplicate.
A fee of $20.00 must accompany this form.

                         CERTIFICATE OF AMENDMENT TO THE
                          ARTICLES OF INCORPORATION OF
                              SECURITY EQUITY FUND
--------------------------------------------------------------------------------

We, Michael J. Provines, President, and Amy J. Lee, Secretary of the above named corporation  organized  and existing  under the laws of the State of Kansas,  do hereby certify that at a meeting of the Board of Directors of said  corporation, the board  adopted a resolution  setting  forth the  following  amendment to the
Articles of Incorporation and declaring its advisability:

     RESOLVED,  that  whereas  the  Corporation's  board of  directors  deems it advisable  and in the best  interest of the  corporation  to  increase  the
     authorized  capitalization  of  the  corporation,   that  the  articles  of
     incorporation  of Security  Equity  Fund be amended by  deleting  the first paragraph  of  Article  FIFTH in its  entirety,  and by  inserting  in lieu thereof, the following new first paragraph of Article FIFTH:

          "The total number of shares which the Corporation shall have authority to issue shall be 300,000,000 shares of capital stock, each of the par value of $0.25 (twenty-five cents) per share."

     We further certify that  thereafter,  pursuant to said  resolution,  and in accordance  with the  by-laws  of the  corporation  and the laws of the State of
Kansas,   the  Board  of  Directors   called  a  meeting  of  stockholders   for
consideration of the proposed amendment, and thereafter,  pursuant to notice and in  accordance  with the  statutes  of the  State of  Kansas,  the  stockholders convened and considered the proposed amendment.

     We  further  certify  that at the  meeting a majority  of the  stockholders entitled to vote voted in favor of the proposed amendment.

     We further  certify that said amendment was duly adopted in accordance with the provisions of K.S.A. 17-6602, as amended.

     We further certify that the capital of said corporation will not be reduced under or by reason of said amendment.

     IN WITNESS  WHEREOF we have  hereunto set out hands and affixed the seal of said corporation this 15th day of July, 1987.

                                                  MICHAEL J. PROVINES
                                                  ------------------------------
                                                  Michael J. Provines, President

                                                  AMY J. LEE
                                                  ------------------------------
                                                  Amy J. Lee, Secretary

State of Kansas  )
                 ) ss
County of Shawnee)

Be it  remembered,  that  before  me, a Notary  Public in and for the county and state  personally  appeared  Michael  J.  Provines,  President  and Amy J.  Lee,
Secretary of the corporation  named in this document,  who are known to me to be the persons who executed the foregoing  certificate,  and duly  acknowledged the execution of the same this 15th day of July, 1987.

                                                  GLENDA J. OVERSTREET
                                                  ------------------------------
                                                  Notary Public

My commission expires:  February 1, 1990.

                    PLEASE SUBMIT THIS DOCUMENT IN DUPLICATE,
                            WITH $20 FILING FEE, TO:
                               Secretary of State
                            2nd Floor, State Capitol
                              Topeka, KS 66612-1594
                                 (913) 296-2236

                         CERTIFICATE OF AMENDMENT TO THE
                          ARTICLES OF INCORPORATION OF
                              SECURITY EQUITY FUND

     We,  Michael J.  Provines,  President , and Amy J. Lee,  Secretary,  of the
above named corporation,  a corporation organized and existing under the laws of the  State of  Kansas,  do  hereby  certify  that at a  meeting  of the Board of
Directors of said corporation,  the board adopted a resolution setting forth the
following   amendment  to  the  Articles  of  Incorporation  and  declaring  its advisability;

     RESOLVED,  that  whereas  the  Corporation's  board of  directors  deems it advisable  and in the best  interest  of the  corporation  that the  Articles of
Incorporation be amended by adopting the following Article Sixteenth:

          "A director  shall not be personally  liable to the  corporation or to its  stockholders for monetary damages for breach of fiduciary duty as a director,  provided that this sentence shall not eliminate nor limit the liability of a director:

          A.  for any breach of his or her duty of loyalty to the corporation or to its stockholders;

          B.  for  acts  or  omissions  not  in  good  faith  or  which  involve intentional misconduct or a knowing violation of law;

          C.  for an unlawful  dividend,  stock purchase or redemption under the provisions  of Kansas  Statutes  Annotated  (K.S.A.)  17-6424  and
              amendments thereto; or

          D.  for any  transaction  from which the director  derived an improper personal benefit."

We  further  certify  that  thereafter,  pursuant  to  said  resolution,  and in accordance  with the  by-laws  of the  corporation  and the laws of the State of
Kansas,   the  Board  of  Directors   called  a  meeting  of  stockholders   for
consideration of the proposed amendment, and thereafter,  pursuant to notice and in  accordance  with the  statutes  of the  State of  Kansas,  the  stockholders convened and considered the proposed  amendment.

We further certify that at the meeting a majority of the  stockholders  entitled to vote voted in favor of the proposed  amendment.  We further  certify that the amendment was duly adopted in accordance with the provisions of K.S.A.  17-6602, as amended.

We further  certify  that the  capital of said  corporation  will not be reduced under or by reason of said amendment.

In Witness Whereof,  we have hereunto set out hands and affixed the seal of said corporation this 11th day of December, 1987.

                                                  MICHAEL J. PROVINES
                                                  ------------------------------
                                                  Michael J. Provines, President

                                                  AMY J. LEE
                                                  ------------------------------
                                                  Amy J. Lee, Secretary

State of Kansas  )
                 ) ss.
County of Shawnee)

     Be it remembered,  that before me, a Notary Public in and for the aforesaid county and state, personally appeared Michael J. Provines, President, and Amy J.
Lee, Secretary,  of the corporation named in this document,  who are known to me to be the  same  persons  who  executed  the  foregoing  certificate,  and  duly acknowledged the execution of the same this 11th day of December, 1987.

                                                  GLENDA J. OVERSTREET
                                                  ------------------------------
                                                  Notary Public

My Commission Expires:  February 1, 1990.

                    PLEASE SUBMIT THIS DOCUMENT IN DUPLICATE,
                           WITH $20.00 FILING FEE, TO:

                               Secretary of State
                            2nd Floor, State Capitol
                              Topeka, KS 66612-1594
                                 (913) 296-2236

                         CERTIFICATE OF AMENDMENT TO THE
                          ARTICLES OF INCORPORATION OF
                              SECURITY EQUITY FUND

We, Michael J.  Provines,  President , and Amy J. Lee,  Secretary,  of the above named  corporation,  corporation  organized  and existing  under the laws of the
State of Kansas,  do hereby  certify that at a meeting of the Board of Directors of said corporation,  the board adopted a resolution setting forth the following amendment to the Articles of Incorporation and declaring its advisability:

                             See attached amendment

We  further  certify  that  thereafter,  pursuant  to  said  resolution,  and in accordance  with the  by-laws  of the  corporation  and the laws of the State of
Kansas,   the  Board  of  Directors   called  a  meeting  of  stockholders   for
consideration of the proposed amendment, and thereafter,  pursuant to notice and in  accordance  with the  statutes  of the  State of  Kansas,  the  stockholders convened and considered the proposed amendment.

We further certify that at a meeting a majority of the stockholders  entitled to vote voted in favor of the proposed amendment.

We further  certify that the amendment  was duly adopted in accordance  with the provisions of K.S.A. 17-6602, as amended.

IN WITNESS  WHEREOF,  we have hereunto set out hands and affixed the seal of the corporation this 27th day of July, 1993.

                                                  MICHAEL J. PROVINES
                                                  ------------------------------
                                                  Michael J. Provines, President

                                                  AMY J. LEE
                                                  ------------------------------
                                                  Amy J. Lee, Secretary

STATE OF Kansas  )
                 ) ss.
COUNTY OF Shawnee)

     Be it  remembered  that before me, a Notary Public in and for the aforesaid county and state, personally appeared Michael J. Provines, President, and Amy J.
Lee, Secretary,  of the corporation named in this document,  who are known to me to be the  same  persons  who  executed  the  foregoing  certificate,  and  duly acknowledged the execution of the same this 27th day of July, 1993.

                                                  PEGGY S. AVEY
                                                  ------------------------------
                                                  Peggy S. Avey Notary Public
(NOTARIAL SEAL)

My appointment or commission expires:  November 21, 1996.

                    PLEASE SUBMIT THIS DOCUMENT IN DUPLICATE,
                            WITH $20 FILING FEE, TO:
                               Secretary of State
                            2nd Floor, State Capitol
                              Topeka, KS 66612-1594
                                 (913) 296-4564

                              SECURITY EQUITY FUND

The Board of Directors of Security  Equity Fund  recommends that the Articles of
Incorporation  be amended  by  deleting  Article  Fifth in its  entirety  and by inserting, in lieu therefor, the following new Article:

FIFTH:  The total  number of shares of stock  which the  corporation  shall have authority to issue shall be 300,000,000 shares of capital stock, each of the par value of $0.25 (twenty-five cents). The board of directors of the Corporation is expressly  authorized  to cause  shares  of  capital  stock  of the  Corporation authorized  herein  to be  issued  in one or more  classes  or  series as may be established from time to time by setting or changing in one or more respects the voting  powers,  rights,  qualifications,  limitations or  restrictions  of such shares of stock and to increase or decrease  the number of shares so  authorized to be issued in any such class or series.

The following provisions are hereby adopted for the purpose of setting forth the powers, rights, qualifications, limitations or restrictions of the capital stock of the  Corporation  (unless  provided  otherwise by the board of directors with respect to any such additional  class or series at the time of establishing  and designating such additional class or series):

(1)  At all meetings of stockholders  each stockholder of the Corporation of any class or series shall be entitled to one vote on each matter submitted to a vote at such  meeting  for each share of stock  standing in his name on the books of the Corporation on the date,  fixed in accordance with the Bylaws, for determination of stockholders  entitled to vote at such meeting. At all elections of  directors  each  stockholder  of any class or series shall be entitled  to as many  votes as shall  equal  the  number of shares of stock multiplied by the number of directors to be elected,  and  stockholders may cast all of such votes for a single  director or may distribute  them among the number to be voted for, or any two or more of them as they may see fit.

(2)  (a)  Each  holder  of  capital  stock of the  Corporation,  of any class or series,  upon request to the  Corporation  accompanied by surrender of the appropriate  stock  certificate or certificates in proper form for transfer,  shall be entitled to require the  Corporation to repurchase all or any part of the shares of capital stock standing in the name of such holder on the books of the Corporation, at the net asset value of such shares. The method of computing such net asset value, the time as of which such net asset value  shall be  computed  and the time within which the Corporation  shall make payment therefor shall be determined as  hereinafter  provided  in  Article  TENTH  of  these  Articles  of
          Incorporation.  Notwithstanding the foregoing,  the Board of Directors of the Corporation may suspend the right of the holders of the capital stock of the  Corporation to require the  Corporation to redeem shares of such capital stock:

                 (i)  for any period (A) during  which the New York  Exchange is closed other than customary  weekend and holiday closings, or (B) during which trading on the New York Stock Exchange is restricted:

                (ii)  for any period  during which an  emergency,  as defined by rules of the  Securities  and Exchange  Commission  or any successor  thereto,  exists  as  a  result  of  which  (A)
                      disposal by the  Corporation of securities  owned by it is not  reasonably  practicable  or (B) it is not  reasonably practicable  for the  Corporation  fairly to determine the value of its net assets; or

               (iii)  for such other  periods  as the  Securities  and  Exchange
                      Commission  or any  successor  thereto may by order permit for the protection of security holders of the Corporation.

     (b)  From and after the close of  business  on the day when the  shares are properly tendered for repurchase the owner shall, with respect of said shares,  cease to be a stockholder of the  Corporation  and shall have only the right to receive the repurchase  price in accordance with the provisions  thereof.  The shares so  repurchased  may, as the Board of
          Directors  determines,  be held in the treasury of the Corporation and may be resold, or, if the laws of Kansas shall permit, may be retired.
          Repurchase of shares is conditional upon the Corporation  having funds or property legally available therefor.

     (c)  The  Corporation,  pursuant to a resolution  by the Board of Directors and without the vote or consent of  stockholders  of the  Corporation, shall  have the  right to redeem  at net  asset  value  all  shares of capital stock of the Corporation in any  stockholder  account in which there  has been no  investment  (other  than  reinvestment  of  income dividends or capital gains  distributions) for at least six months and in which there are fewer than 25 shares or such fewer  shares as shall be specified in such resolution.  Such resolution shall set forth that redemption of shares in such accounts has been determined to be in the economic  best  interests  of the  Corporation  or necessary to reduce disproportionately  burdensome  expenses  in that  prior  notice of at least  six  months  shall  be  given  to  a  stockholder  before  such redemption of shares,  and that the  stockholder  will have six months
          (or such longer period as specified in the  resolution)  from the date of the notice to avoid such redemption by increasing his account to at least  25  shares,  or  such  fewer  shares  as is  specified  in  the resolution

(3)  No holder of stock of the Corporation of any class or series shall, as such holder,  have any rights to  purchase  or  subscribe  for any shares of the capital stock of the  Corporation of any class or series which it may issue or sell (whether out of the number of shares  authorized by these  Articles of  Incorporation,  or out of  any  shares  of  the  capital  stock  of the
     Corporation,  acquired by it after the issue thereof,  or otherwise)  other than such right, if any, as the Board of Directors, in its discretion,  may determine.

(4)  All persons who shall  acquire stock in the  Corporation  shall acquire the same subject to the provisions of these Articles of Incorporation.

                           CERTIFICATE OF DESIGNATION
                      OF SERIES AND CLASSES OF COMMON STOCK
                                       OF
                              SECURITY EQUITY FUND

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

We,  Michael J.  Provines,  President,  and Amy J. Lee,  Secretary,  of Security
Equity Fund, a corporation organized and existing under the laws of the State of
Kansas,  and whose  registered  office is Security  Benefit Life  Building,  700
Harrison Street,  Topeka,  Shawnee,  Kansas,  do hereby certify that pursuant to authority  expressly  vested in the Board of Directors by the  provisions of the corporation's  Articles  of  Incorporation,  the  Board  of  Directors  of  said corporation  at a meeting duly convened and held on the 23rd day of July,  1993, adopted  resolutions  setting  forth the  preferences,  rights,  privileges  and restrictions  of the separate  series of stock of Security  Equity  Fund,  which resolutions are provided in their entirety as follows:

RESOLVED,  that,  pursuant to the authority  vested in the Board of Directors of
Security Equity Fund by its Articles of Incorporation,  the officers of the Fund are hereby  directed and authorized to establish four separate  series of common stock of the corporation, effective October 5, 1993. The first such series shall be known as the  Equity  Series A and  shall  consist  of that  series  of stock currently  being  issued by the Fund.  The other  series shall be new series and shall be known as Equity  Series B,  Global  Series A and  Global  Series B. The
officers of the Fund are hereby directed and authorized to establish such series
of  common  stock  allocating   265,000,000   $0.25  par  value  shares  of  the
corporation's  authorized  capital  stock of  300,000,000  shares to the  Equity
Series A;  20,000,000  $0.25 par value shares to the Equity Series B;  7,500,000
$0.25 par value shares to the Global Series A; and the remaining 7,500,000 $0.25 par value shares to the Global Series B.

FURTHER RESOLVED, that the preferences,  rights,  privileges and restrictions of the shares of each series of Security Equity Fund shall be as follows:

 1.  Except as set forth below and as may be hereafter  established by the Board of Directors of the corporation all shares of the  corporation,  regardless of series, shall be equal.

 2.  At all meetings of stockholders  each stockholder of the corporation  shall be entitled to one vote in person or by proxy on each matter submitted to a vote at such meeting for each share of common stock  standing in his or her name on the books of the corporation on the date,  fixed in accordance with the bylaws,  for  determination  of  stockholders  entitled to vote at such meeting.  At all elections of directors each stockholder  shall be entitled to as many votes as shall equal the number of shares of stock multiplied by the number of directors  to be elected,  and he or she may cast all of such votes for a single  director or may distribute  them among the number to be voted  for,  or  any  two  or  more  of  them  as he or she  may  see  fit.
     Notwithstanding  the  foregoing,  (i) if any  matter  is  submitted  to the stockholders  which does not affect the interests of all series,  then only stockholders  of the affected  series shall be entitled to vote and (ii) in the event the Investment Company Act of 1940, as amended,  or the rules and regulations  promulgated  thereunder  shall  require a greater or different vote  than  would  otherwise  be  required  herein  or by the  Articles  of
     Incorporation  of  the  corporation,   such  greater  or  different  voting
     requirement shall also be satisfied.

 3.  (a)  The  corporation  shall  redeem  any of its  shares  for  which it has received  payment in full that may be presented to the  corporation on any date  after  the  issue  date of any such  shares at the net asset value  thereof,  such  redemption  and the  valuation  and  payment in connection  therewith to be made in compliance  with the provisions of the  Investment  Company  Act of 1940 and the  Rules  and  Regulations
          promulgated  thereunder  and with the  Rules of Fair  Practice  of the
          National Association of Securities Dealers, Inc., as from time to time amended.

     (b)  From and after the close of  business  on the day when the  shares are properly tendered for repurchase the owner shall, with respect of said shares,  cease to be a stockholder of the  corporation  and shall have only the right to receive the repurchase  price in accordance with the provisions  hereof.  The shares so  repurchased  may,  as the Board of
          Directors  determines,  be held in the treasury of the corporation and may be resold, or, if the laws of Kansas shall permit, may be retired.
          Repurchase of shares is conditional upon the corporation  having funds or property legally available therefor.

 4.  The  corporation,  pursuant to a resolution  by the Board of Directors  and without the vote or consent of stockholders of the corporation,  shall have the right to redeem at net asset  value all shares of capital  stock of the corporation  in  any  stockholder  account  in  which  there  has  been  no investment (other than the reinvestment of income dividend or capital gains distributions) for at least six months and in which there are fewer than 25 shares or such few shares as shall be  specified in such  resolution.  Such resolution  shall set forth that  redemption of shares in such accounts has been  determined to be in the economic best interests of the corporation or necessary  to reduce  disproportionately  burdensome  expenses in servicing stockholder accounts. Such resolution shall provide that prior notice of at least six months shall be given to a stockholder  before such redemption of shares,  and that the  stockholder  shall have six  months (or such  longer period as specified in the resolution) from the date of the notice to avoid such redemption by increasing his or her account to at least 25 shares,  or such fewer shares as is specified in the resolution.

 5.  All shares of the corporation, upon issuance and sale, shall be fully paid,
     nonassessable   and  redeemable.   Within  the  respective  series  of  the
     corporation,  all shares have equal voting,  participation  and liquidation rights, but have no subscription or preemptive rights.

 6.  (a)  Outstanding  shares  of  Equity  Series  A and  B  shall  represent  a stockholder interest in a particular fund of assets held by the corporation which fund shall be invested and reinvested in accordance with policies and objectives  established  by  the  Board  of  Directors  for  these  series.
     Outstanding  shares of Global Series A and B shall  represent a stockholder interest in a particular fund of assets held by the corporation  which fund shall be invested and reinvested in accordance with policies and objectives established by the Board of Directors for these series.

     (b) All cash and other property  received by the corporation  from the sale of shares of Equity Series A and B and Global Series A and B, respectively, all  securities  and other  property held as a result of the investment and reinvestment  of such cash and other  property,  all  revenues  and  income
     received  or  receivable  with  respect  to  such  cash,   other  property,
     investments  and  reinvestments,  and all  proceeds  derived from the sale, exchange,  liquidation or other disposition of any of the foregoing,  shall be allocated to the Equity Series A and B or Global Series A and B to which they relate and held for the benefit of the  stockholders  owning shares of such series.

     (c) All losses,  liabilities  and  expenses of the  corporation  (including accrued  liabilities  and  expenses  and  such  reserves  as the  Board  of
     Directors may determine are appropriate)  shall be allocated and charged to the series to which  such loss,  liability  or expense  relates.  Where any loss,  liability or expense  relates to more than one series,  the Board of
     Directors  shall  allocate  the same  between or among such series pro rata based on the  respective  net asset  values of such series or on such other basis as the Board of Directors deems appropriate.

     (d) All  allocations  made  hereunder  by the Board of  Directors  shall be conclusive and binding upon all stockholders and upon the corporation.

 7.  Each share of stock of a series  shall have the same  preferences,  rights, privileges  and  restrictions  as each other share of stock of that series.
     Each fractional share of stock of a series  proportionately  shall have the same preferences, rights, privileges and restrictions as a whole share.

 8.  Dividends  may be paid when,  as and if declared by the Board of  Directors out of funds legally  available  therefor.  Shares of Equity Series A and B represent a stockholder interest in a particular fund of assets held by the corporation  and,  accordingly,  dividends shall be calculated and declared for these series in the same manner, at the same time, on the same day, and will be paid at the same dividend rate except that expenses attributable to
     Equity  Series  A or B and  payments  made  pursuant  to a  12b-1  Plan  or
     Shareholder Services Plan shall be borne exclusively by the affected Equity
     Series. Stockholders of the Equity Series shall share in dividends declared and paid with  respect to such series pro rata based on their  ownership of shares  of such  series.  Shares  of  Global  Series  A and B  represent  a stockholder interest in a particular fund of assets held by the corporation and,  accordingly,  dividends  shall be  calculated  and declared for these series in the same manner,  at the same time, on the same day, and shall be paid at the same  dividend  rate,  except that expenses  attributable  to a particular series and payments made pursuant to a 12b-1 Plan or Shareholder
     Services Plan shall be borne  exclusively  by the affected  Global  Series.
     Stockholders  of the Global  Series shall share in  dividends  declared and paid with  respect  to such  series pro rata  based on their  ownership  of shares  of such  series.  Whenever  dividends  are  declared  and paid with respect  to the  Equity  Series A and B or the  Global  Series A and B, the
     holders  of shares of the other  series  shall have no rights in or to such dividends.

 9.  In the event of liquidation,  stockholders of each series shall be entitled to share in the assets of the corporation that are allocated to such series and that are available for distribution to the stockholders of such series.
     Liquidating  distributions shall be made to the stockholders of each series pro rata based on their share ownership of such series.

10.  On the eighth anniversary of the purchase of shares of the Equity Series B, or the Global Series B, those shares  (except those  purchased  through the reinvestment  of dividends and other  distributions),  shall  automatically convert to Equity Series A or Global Series A shares  respectively,  at the relative net asset values of each of the series  without the  imposition of any sales load, fee or other charge. All shares in a stockholder's  account that  were  purchased  through  the  reinvestment  of  dividends  and other distributions paid with respect to Series B shares will be considered to be held in a separate sub-account.  Each time Series B shares are converted to
     Series A shares,  a pro rata  portion  of the  Series B shares  held in the sub-account will also convert to Series A shares.

IN WITNESS WHEREOF, we have hereunto set our hands this 5th day of October 1993.

                                                  MICHAEL J. PROVINES
                                                  ------------------------------
                                                  Michael J. Provines, President

                                                  AMY J. LEE
                                                  ------------------------------
                                                  Amy J. Lee, Secretary

[SEAL]

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

Be it  remembered,  that before me Judith M. Ralston a Notary  Public in and for the County and State aforesaid, came Michael J. Provines,  President, and Amy J.
Lee, Secretary, of Security Equity Fund, a Kansas corporation,  personally known to me to be the persons who  executed  the  foregoing  instrument  of writing as
President and Secretary,  respectively,  and duly  acknowledged the execution of the same this 5th day of October, 1993.

                                                  JUDITH M. RALSTON
                                                  ------------------------------
                                                  Notary Public

(NOTARIAL SEAL)

My commission expires:  January 1, 1995.

                         CERTIFICATE OF AMENDMENT TO THE
                          ARTICLES OF INCORPORATION OF
                              SECURITY EQUITY FUND

We, John D. Cleland,  President , and Amy J. Lee, Secretary,  of Security Equity
Fund,  a  corporation  organized  and  existing  under  the laws of the State of
Kansas,  do hereby  certify  that at a meeting of the Board of Directors of said corporation,  the  board  adopted  a  resolution  setting  forth  the  following amendment to the Articles of Incorporation and declaring its advisability:

                             See attached amendment

We  further  certify  that  thereafter,  pursuant  to  said  resolution,  and in accordance  with the  by-laws  of the  corporation  and the laws of the State of
Kansas,   the  Board  of  Directors   called  a  meeting  of  stockholders   for
consideration of the proposed amendment, and thereafter,  pursuant to notice and in  accordance  with the  statutes  of the  State of  Kansas,  the  stockholders convened and considered the proposed amendment.

We further certify that at a meeting a majority of the stockholders  entitled to vote, voted in favor of the proposed amendment.

We further  certify that the amendment  was duly adopted in accordance  with the provisions of K.S.A. 17-6602, as amended.

IN WITNESS  WHEREOF,  we have hereunto set out hands and affixed the seal of the corporation this 21st day of December, 1994.

                                                  JOHN D. CLELAND
                                                  ------------------------------
                                                  John D. Cleland, President

                                                  AMY J. LEE
                                                  ------------------------------
                                                  Amy J. Lee, Secretary

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

BE IT  REMEMBERED,  that  before  me, a Notary  Public in and for the  aforesaid county and state,  personally  appeared John D. Cleland,  President,  and Amy J.
Lee,  Secretary,  of Security  Equity  Fund,  who are known to me to be the same persons who  executed  the  foregoing  certificate,  and duly  acknowledged  the execution, of the same this 21st day of December, 1994

                                                  JUDITH M. RALSTON
                                                  ------------------------------
                                                  Judith M. Ralston, Notary

(NOTARIAL SEAL)

My commission expires:  January 1, 1995.

PLEASE SUBMIT THIS DOCUMENT IN DUPLICATE, WITH $20 FILING FEE TO:

                               Secretary of State
                            2nd Floor, State Capitol
                              Topeka, KS 66612-1594
                                 (913) 296-4564

                              SECURITY EQUITY FUND

The Board of Directors of Security  Equity Fund  recommends that the Articles of
Incorporation be amended by deleting the first paragraph of Article Fifth and by inserting, in lieu thereof, the following new Article:

FIFTH: The total number of shares which this Corporation shall have authority to issue shall be (5,000,000,000) shares of capital stock, each of the par value of
$0.25  (twenty-five  cents).  The  board  of  directors  of the  Corporation  is expressly  authorized  to cause  shares  of  capital  stock  in the  Corporation authorized  herein  to be  issued  in one or more  classes  or  series as may be established from time to time by setting or changing in one or more respects the voting  powers,  rights,  qualifications,  limitations or  restrictions  of such shares of stock and to increase or decrease  the number of shares so  authorized to be issued in any such class or series.

                                 CERTIFICATE OF
                              CHANGE OF DESIGNATION
                               OF COMMON STOCK OF
                              SECURITY EQUITY FUND

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

     We, John D.  Cleland,  President,  and Amy J. Lee,  Secretary,  of Security
Equity Fund, a corporation organized and existing under the laws of the State of
Kansas,  and whose  registered  office is Security  Benefit Life  Building,  700
Harrison Street, Topeka, Shawnee County, Kansas, do hereby certify that pursuant to the authority expressly vested in the Board of Directors by the provisions of the  corporation's  Articles of  Incorporation,  the Board of  Directors of said corporation  at its regular  meeting  duly  convened and held on the 22nd day of
July,  1994,  adopted  resolutions  reallocating  the number of existing  shares authorized  to be issued  in the four  separate  series  of common  stock of the corporation.  Resolutions  were also adopted which  reaffirmed the  preferences, rights,  privileges and restrictions of the separate series of stock of Security
Equity Fund, which resolutions are provided in their entirety as follows:

     WHEREAS  Security  Equity  Fund  issues its common  stock in four  separate series  designated as Equity Series A, Equity Series B, Global Series A and
     Global Series B.

     WHEREAS,  the Board of  Directors  wishes to  reallocate  the  300,000,000, shares of authorized capital stock among the series.

     NOW,  THEREFORE,  BE IT RESOLVED,  that the officers of the corporation are hereby directed and authorized to allocate the Fund's  existing  authorized capital stock of 300,000,000 shares as follows: 290,000,000 $0.25 par value shares to Equity Series A,  5,000,000  $0.25 par value shares to the Equity
     Series B; 3,000,000  $0.25 par value shares to the Global Series A; and the remaining 2,000,000 $0.25 par value shares to the Global Series B.

     FURTHER   RESOLVED,   that,  the   preferences,   rights,   privileges  and
     restrictions  of the shares of each of the  corporation's  series of common stock,  as set forth in the minutes of the July 23,  1993,  meeting of this
     Board of Directors,  are hereby  reaffirmed and  incorporated  by reference into the minutes of this meeting.

     FURTHER RESOLVED, that, the appropriate officers of the corporation be, and they  hereby  are,  authorized  and  directed to take such action as may be necessary under the laws of the State of Kansas or as they deem appropriate to cause the foregoing resolutions to become effective.

IN WITNESS  WHEREOF,  we have hereunto set our hands and affixed the seal of the corporation this 22nd day of July, 1994.

                                                  JOHN D. CLELAND
                                                  ------------------------------
                                                  John D. Cleland, President

                                                  AMY J. LEE
                                                  ------------------------------
                                                  Amy J. Lee, Secretary

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

     Be it remembered, that before me, Judith M. Ralston, a Notary Public in and for the County and State aforesaid,  came JOHN D CLELAND,  President, and AMY J.
LEE, Secretary, of Security Equity Fund, a Kansas corporation,  personally known to me to be the persons who  executed  the  foregoing  instrument  of writing as
President and Secretary,  respectively,  and duly  acknowledged the execution of the same this 22nd day of July, 1994.

                                                JUDITH M. RALSTON
                                                --------------------------------
                                                Judith M. Ralston, Notary Public

(NOTARIAL SEAL)

My commission expires:  January 1, 1995.

                            CERTIFICATE OF CHANGE OF
                           DESIGNATION OF COMMON STOCK
                                       OF
                              SECURITY EQUITY FUND

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

We, John D. Cleland,  President,  and Amy J. Lee, Secretary,  of Security Equity
Fund,  a  corporation  organized  and  existing  under  the laws of the State of
Kansas,  and whose  registered  office is Security  Benefit Life  Building,  700
Harrison Street,  Topeka,  Shawnee,  Kansas,  do hereby certify that pursuant to authority  expressly  vested in the Board of Directors by the  provisions of the corporation's  Articles  of  Incorporation,  the  Board  of  Directors  of  said corporation  at a meeting  duly  convened and held on the 3rd day of April 1995, adopted  resolutions (i) establishing two new series of common stock in addition to those four series of common stock currently being issued by the  corporation, and (ii)  allocating the  corporation's  authorized  capital stock among the six series of common stock of the  corporation.  Resolutions were also adopted which reaffirmed the preferences,  rights, privileges and restrictions of the separate series of stock of Security Equity Fund, which resolutions are provided in their entirety as follows:

     WHEREAS,  the Board of Directors has approved the  establishment of two new series of common  stock of  Security  Equity  Fund in  addition to the four separate series of common stock presently  issued by the fund designated as
     Equity Series A, Equity Series B, Global Series A and Global Series B;

     WHEREAS,  the Board of Directors  wishes to  reallocate  the  5,000,000,000 shares of authorized capital stock among the series.

     NOW, THEREFORE,  BE IT RESOLVED,  that, the officers of the corporation are hereby  directed and authorized to establish two new series of the Security
     Equity Fund designated as Asset  Allocation  Series A and Asset  Allocation
     Series B.

     FURTHER RESOLVED, that, the officers of the corporation are hereby directed and authorized to allocate the  corporation's  authorized  capital stock of
     5,000,000,000  shares as follows:  1,500,000,000  $0.25 par value shares of the  corporation's  authorized  capital  stock  to  the  Equity  Series  A;
     500,000,000  $0.25 par value  shares to the  Equity  Series B;  750,000,000
     $0.25 par value shares to each of the Global Series A and Asset  Allocation
     Series A; 250,000,000 $0.25 par value shares to each of the Global Series B and  Asset  Allocation  Series  B; and  1,000,000,00  shares  shall  remain unallocated.

     FURTHER   RESOLVED,   that,  the   preferences,   rights,   privileges  and
     restrictions  of the shares of each of the series of  Security  Equity Fund shall be as follows.

 1.  Except as set forth below and as may be hereafter  established by the Board of Directors of the corporation all shares of the  corporation,  regardless of series, shall be equal.

 2.  At all meetings of stockholders,  each stockholder of the corporation shall be entitled to one vote in person or by proxy on each matter submitted to a vote at such meeting for each share of common stock  standing in his or her name on the books of the corporation on the date,  fixed in accordance with the bylaws,  for  determination  of  stockholders  entitled to vote at such meeting.  At all elections of directors each stockholder  shall be entitled to as many votes as shall equal the number of shares of stock multiplied by the number of directors  to be elected,  and he or she may cast all of such votes for a single  director or may distribute  them among the number to be voted  for,  or  any  two  or  more  of  them  as he or she  may  see  fit.
     Notwithstanding  the  foregoing,  (i) if any  matter  is  submitted  to the stockholders  which does not affect the interests of all series,  then only stockholders  of the affected  series shall be entitled to vote and (ii) in the event the Investment Company Act of 1940, as amended,  or the rules and regulations  promulgated  thereunder  shall  require a greater or different vote  than  would  otherwise  be  required  herein  or by the  Articles  of
     Incorporation  of  the  corporation,   such  greater  or  different  voting
     requirement shall also be satisfied.

 3.  (a)  The  corporation  shall  redeem  any of its  shares  for  which it has received  payment in full that may be presented to the  corporation on any date  after  the  issue  date of any such  shares at the net asset value  thereof,  such  redemption  and the  valuation  and  payment in connection  therewith to be made in compliance  with the provisions of the  Investment  Company  Act of 1940 and the  Rules  and  Regulations
          promulgated  thereunder  and with the  Rules of Fair  Practice  of the
          National Association of Securities Dealers, Inc., as from time to time amended.

     (b)  From and after the close of  business  on the day when the  shares are properly tendered for repurchase the owner shall, with respect of said shares,  cease to be a stockholder of the  corporation  and shall have only the right to receive the repurchase  price in accordance with the provisions  hereof.  The shares so  repurchased  may,  as the Board of
          Directors  determines,  be held in the treasury of the corporation and may be resold, or, if the laws of Kansas shall permit, may be retired.
          Repurchase of shares is conditional upon the corporation  having funds or property legally available therefor.

 4.  The  corporation,  pursuant to a resolution  by the Board of Directors  and without the vote or consent of stockholders of the corporation,  shall have the right to redeem at net asset  value all shares of capital  stock of the corporation  in  any  stockholder  account  in  which  there  has  been  no investment (other than the reinvestment of income dividend or capital gains distributions) for at least six months and in which there are fewer than 25 shares or such few shares as shall be  specified in such  resolution.  Such resolution  shall set forth that  redemption of shares in such accounts has been  determined to be in the economic best interests of the corporation or necessary  to reduce  disproportionately  burdensome  expenses in servicing stockholder accounts. Such resolution shall provide that prior notice of at least six months shall be given to a stockholder  before such redemption of shares,  and that the  stockholder  will have six  months  (or such  longer period as specified in the resolution) from the date of the notice to avoid such redemption by increasing his or her account to at least 25 shares,  or such fewer shares as is specified in the resolution.

 5.  All shares of the corporation, upon issuance and sale, shall be fully paid,
     nonassessable   and  redeemable.   Within  the  respective  series  of  the
     corporation,  all shares have equal voting,  participation  and liquidation rights, but have no subscription or preemptive rights.

 6.  (a)  Outstanding  shares  of  Equity  Series  A and  B  shall  represent  a stockholder  interest  in a  particular  fund  of  assets  held by the corporation  which fund shall be invested and reinvested in accordance with policies and objectives established by the Board of Directors for these  series.  Outstanding  shares  of  Global  Series  A and B shall represent a stockholder  interest in a particular  fund of assets held by the  corporation  which fund shall be invested  and  reinvested  in accordance  with policies and  objectives  established by the Board of
          Directors for these  series.  Outstanding  shares of Asset  Allocation
          Series A and B shall represent a stockholder  interest in a particular fund of assets  held by the  corporation  which fund shall be invested and reinvested in accordance with policies and objectives  established by the Board of Directors for these series.

     (b)  All cash and other property  received by the corporation from the sale of shares of the  Equity  Series A and B,  Global  Series A and B, and
          Asset  Allocation  Series A and B,  respectively,  all  securities and other property held as a result of the investment and  reinvestment of such cash and other  property,  all  revenues  and income  received or receivable with respect to such cash, other property,  investments and reinvestments,  and all  proceeds  derived  from the  sale,  exchange, liquidation or other  disposition  of any of the  foregoing,  shall be allocated  to the  Equity  Series A and B,  Global  Series A and B, or
          Asset Allocation Series A and B, to which they relate and held for the benefit of the stockholders owning shares of such series.

     (c)  All losses,  liabilities  and expenses of the  corporation  (including accrued  liabilities  and expenses  and such  reserves as the Board of
          Directors  may  determine  are  appropriate)  shall be  allocated  and charged  to the  series  to which  such  loss,  liability  or  expense relates. Where any loss, liability or expense relates to more than one series,  the Board of  Directors  shall  allocate  the same between or among such series pro rata based on the respective net asset values of such  series or on such other  basis as the Board of  Directors  deems appropriate.

     (d)  All  allocations  made  hereunder by the Board of  Directors  shall be conclusive and binding upon all stockholders and upon the corporation.

 7.  Each share of stock of a series  shall have the same  preferences,  rights, privileges  and  restrictions  as each other share of stock of that series.
     Each fractional share of stock of a series  proportionately  shall have the same preferences, rights, privileges and restrictions as a whole share.

 8.  Dividends  may be paid when,  as and if declared by the Board of  Directors out of funds legally  available  therefor.  Shares of Global Series A and B represent a stockholder interest in a particular fund of assets held by the corporation  and,  accordingly,  dividends shall be calculated and declared for these series in the same manner, at the same time, on the same day, and will be paid at the same dividend rate except that expenses attributable to
     Equity  Series  A or B and  payments  made  pursuant  to a  12b-1  Plan  or
     Shareholder Services Plan shall be borne exclusively by the affected Equity
     Series. Stockholders of the Equity Series shall share in dividends declared and paid with  respect to such series pro rata based on their  ownership of shares  of such  series.  Shares  of  Global  Series  A and B  represent  a stockholder interest in a particular fund of assets held by the corporation and,  accordingly,  dividends  shall be  calculated  and declared for these series in the same manner,  at the same time, on the same day, and shall be paid at the same  dividend  rate,  except that expenses  attributable  to a particular series and payments made pursuant to a 12b-1 Plan or Shareholder
     Services Plan shall be borne  exclusively  by the affected  Global  Series.
     Stockholders  of the Global  Series shall share in  dividends  declared and paid with  respect  to such  series pro rata  based on their  ownership  of shares of such series.  Shares of Asset Allocation Series A and B represent a  stockholder  interest  in a  particular  fund  of  assets  held  by  the corporation  and,  accordingly,  dividends shall be calculated and declared for these series in the same manner, at the same time, on the same day, and shall be paid at the same dividend rate, except that expenses  attributable to a  particular  series  and  payments  made  pursuant  to a 12b-1 Plan or
     Shareholder  Services Plan shall be borne exclusively by the affected Asset
     Allocation Series.  Stockholders of the Asset Allocation Series shall share in  dividends  declared and paid with respect to such series pro rata based on their  ownership  of  shares  of such  series.  Whenever  dividends  are declared  and paid with  respect to the  Equity  Series A and B, the Global
     Series A and B, or the  Asset  Allocation  Series A and B, the  holders  of shares of the other series shall have no rights in or to such dividends.

 9.  In the event of liquidation,  stockholders of each series shall be entitled to share in the assets of the corporation that are allocated to such series and that are available for distribution to the stockholders of such series.
     Liquidating  distributions shall be made to the stockholders of each series pro rata based on their share ownership of such series.

10.  On the eighth anniversary of the purchase of shares of the Equity Series B, the Global  Series B, or Asset  Allocation  Series B, those shares  (except
     those   purchased   through  the   reinvestment   of  dividends  and  other
     distributions)  shall  automatically  convert  to Equity  Series A,  Global
     Series  A, or  Asset  Allocation  Series  A  shares,  respectively,  at the relative net asset values of each of the series  without the  imposition of any sales load, fee or other charge. All shares in a stockholder's  account that  were  purchased  through  the  reinvestment  of  dividends  and other distributions paid with respect to Series B shares will be considered to be held in a separate sub-account.  Each time Series B shares are converted to
     Series A shares,  a pro rata  portion  of the  Series B shares  held in the sub-account will also convert to Series A shares.

IN WITNESS  WHEREOF,  we have hereunto set our hands and affixed the seal of the corporation this 3rd day of April, 1995.

                                                  JOHN D. CLELAND
                                                  ------------------------------
                                                  John D. Cleland, President

                                                  AMY J. LEE
                                                  ------------------------------
                                                  Amy J. Lee, Secretary

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

Be it remembered,  that before me Connie  Brungardt,  a Notary Public in and for the County and State aforesaid, came John D. Cleland, President, and Amy J. Lee,
Secretary, of Security Equity Fund, a Kansas corporation, personally known to me to be the persons who executed the foregoing  instrument of writing as President and Secretary,  respectively,  and duly  acknowledged  the execution of the same this 3rd day of April, 1995.

                                                  CONNIE BRUNGARDT
                                                  ------------------------------
                                                  Notary Public

(NOTARIAL SEAL)

My commission expires:  November 30, 1998.

                         CERTIFICATE OF AMENDMENT TO THE
                            ARTICLES OF INCORPORATION
                                       OF
                              SECURITY EQUITY FUND

We, John D. Cleland,  President , and Amy J. Lee,  Secretary of Security  Equity
Fund,  a  corporation  organized  and  existing  under  the laws of the State of
Kansas, do hereby certify that at a regular meeting of the Board of Directors of said  corporation,  held on the 2nd day of February,  1996,  the board adopted a
resolution   setting   forth  the   following   amendment  to  the  Articles  of
Incorporation and declaring its advisability:

                                    RESOLVED

The Board of Directors of Security  Equity Fund  recommends that the Articles of
Incorporation be amended by deleting the first paragraph of Article Fifth in its entirety and by inserting, in lieu thereof, the following new Article:

FIFTH:  The  corporation  shall have authority to issue an indefinite  number of shares of common stock, of the par value of twenty-five cents ($0.25) per share.
The board of  directors of the  Corporation  is  expressly  authorized  to cause shares of capital stock of the Corporation authorized herein to be issued in one or more series as may be established from time to time by setting or changing in one or more respects the voting powers, rights,  qualifications,  limitations or restrictions  of such shares of stock and to increase or decrease  the number of shares so authorized to be issued in any such series.

We further  certify that the amendment  was duly adopted in accordance  with the provisions of K.S.A. 17-6602, as amended.

IN WITNESS WHEREOF,  we have hereunto set our hands and affixed the seal of said corporation this 2nd day of February, 1996.

                                                  JOHN D. CLELAND
                                                  ------------------------------
                                                  John D. Cleland, President

                                                  AMY J. LEE
                                                  ------------------------------
                                                  Amy J. Lee, Secretary

[SEAL]

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

BE IT REMEMBERED, that before me, L. Charmaine Lucas, a Notary Public in and for the aforesaid county and state, personally appeared John D. Cleland,  President, and Amy J. Lee,  Secretary,  of Security  Equity Fund, who are known to me to be the same persons who executed the foregoing  certificate  and duly  acknowledged the execution of the same this 2nd day of February, 1996.

                                                  L. CHARMAINE LUCAS
                                                  ------------------------------
                                                  L. Charmaine Lucas, Notary

(NOTARIAL SEAL)

My commission expires:  April 1, 1998

        PLEASE SUBMIT THIS DOCUMENT IN DUPLICATE, WITH $20 FILING FEE TO:

                               Secretary of State
                            2nd Floor, State Capitol
                              Topeka, KS 66612-1594
                                 (913) 296-4564

                           CERTIFICATE OF DESIGNATIONS
                                 OF COMMON STOCK
                                       OF
                              SECURITY EQUITY FUND

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

We, John D. Cleland,  President,  and Amy J. Lee,  Secretary of Security  Equity
Fund,  a  corporation  organized  and  existing  under  the laws of the State of
Kansas,  and whose  registered  office is Security  Benefit Life  Building,  700
Harrison Street, Topeka, Shawnee County, Kansas, do hereby certify that pursuant to authority expressly vested in the Board of Directors by the provisions of the corporation's  Articles  of  Incorporation,  the  Board  of  Directors  of  said corporation  at a meeting  duly  convened  and held on the 2nd day of  February,
1996,  adopted  resolutions  authorizing  the corporation to issue an indefinite number of shares of capital  stock of each of the six series of common  stock of the corporation. Resolutions were also adopted which reaffirmed the preferences, rights,  privileges  and  restrictions  of separate  series of stock of Security
Equity Fund, which resolutions are provided in their entirety as follows:

     WHEREAS, K.S.A. 17-6602 has been amended to allow the board of directors of a corporation  that is registered as an open-end  investment  company under the  Investment  Company  Act of 1940  (the  "1940  Act")  to  approve,  by resolution, an amendment of the corporation's Articles of Incorporation, to allow the issuance of an  indefinite  number of shares of the capital stock of the corporation;

     WHEREAS,  the corporation is registered as an open-end  investment  company under the 1940 Act; and

     WHEREAS,  the Board of  Directors  desire to  authorize  the issuance of an indefinite  number of shares of capital  stock of each of the six series of common stock of the corporation;

     NOW THEREFORE BE IT RESOLVED,  that,  the officers of the  corporation  are hereby  directed and authorized to issue an indefinite  number of $0.25 par value  shares of capital  stock of each  series of the  corporation,  which consist of Equity Series A; Equity Series B; Global Series A; Global Series
     B; Asset Allocation Series A; and Asset Allocation Series B.

     FURTHER   RESOLVED,   that,  the   preferences,   rights,   privileges  and
     restrictions  of the shares of each of the  corporation's  series of common stock,  as set forth in the  minutes of the April 3, 1995,  meeting of this
     Board of Directors,  are hereby  reaffirmed and  incorporated  by reference into the minutes of this meeting; and

     FURTHER RESOLVED, that, the appropriate officers of the corporation be, and they  hereby  are,  authorized  and  directed to take such action as may be necessary under the laws of the State of Kansas or as they deem appropriate to cause the foregoing resolutions to become effective.

The  undersigned  do  hereby  certify  that  the  foregoing   amendment  to  the
corporation's Articles of Incorporation has been duly adopted in accordance with the provisions of K.S.A. 17-6602.

IN WITNESS  WHEREOF,  we have hereunto set our hands and affixed the seal of the corporation this 2nd day of February, 1996.

                                                  JOHN D. CLELAND
                                                  ------------------------------
                                                  John D. Cleland, President

                                                  AMY J. LEE
                                                  ------------------------------
                                                  Amy J. Lee, Secretary

[SEAL]

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

Be it remembered, that before me, L. Charmaine Lucas, a Notary Public in and for the aforesaid County and State aforesaid,  came John D. Cleland,  President, and
Amy J. Lee, Secretary, of Security Equity Fund, a Kansas corporation, personally known to me to be the same  persons who  executed the  foregoing  instrument  of writing as President and  Secretary,  respectively,  and duly  acknowledged  the execution of the same this 2nd day of February, 1996.

                                               L. CHARMAINE LUCAS
                                               ---------------------------------
                                               L. Charmaine Lucas, Notary Public

(NOTARIAL SEAL)

My commission expires:  April 1, 1998

                          CERTIFICATE OF DESIGNATION OF
                       SERIES AND CLASSES OF COMMON STOCK
                                       OF
                              SECURITY EQUITY FUND

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

We, John D. Cleland,  President,  and Amy J. Lee, Secretary,  of Security Equity
Fund,  a  corporation  organized  and  existing  under  the laws of the State of
Kansas,  and whose  registered  office is Security  Benefit Life  Building,  700
Harrison Street, Topeka, Shawnee County, Kansas, do hereby certify that pursuant to authority expressly vested in the Board of Directors by the provisions of the corporation's  Articles  of  Incorporation,  the  Board  of  Directors  of  said corporation  at a meeting duly convened and held on the 26th day of July,  1996, adopted  resolutions (i) establishing two new series of common stock in addition to those six series of common stock currently  being issued by the  corporation, and (ii) allocating the corporation's  authorized  capital stock among the eight series of common stock of the  corporation.  Resolutions were also adopted which reaffirmed the preferences,  rights, privileges and restrictions of the separate series of stock of Security Equity Fund, which resolutions are provided in their entirety as follows:

     WHEREAS,  the Board of Directors has approved the  establishment of two new series of common  stock of  Security  Equity  Fund in  addition  to the six separate series of common stock presently  issued by the fund designated as
     Equity  Series A, Equity  Series B, Global Series A, Global Series B, Asset
     Allocation Series A and Asset Allocation Series B;

     WHEREAS,  the Board of  Directors  desire to  authorize  the issuance of an indefinite number of shares of capital stock of each of the eight series of common stock of the corporation.

     NOW, THEREFORE,  BE IT RESOLVED,  that, the officers of the corporation are hereby  directed and authorized to establish two new series of the Security
     Equity Fund designated as Social  Awareness  Series A and Social  Awareness
     Series B.

     FURTHER RESOLVED, that, the officers of the corporation are hereby directed and  authorized to issue an indefinite  number of $0.25 par value shares of capital  stock of each series of the  corporation,  which consist of Equity
     Series  A,  Equity  Series  B,  Global  Series A,  Global  Series B,  Asset
     Allocation  Series A, Asset Allocation  Series B, Social Awareness Series A
     and Social Awareness Series B.

     FURTHER   RESOLVED,   that,  the   preferences,   rights,   privileges  and
     restrictions  of the shares of each of the series of  Security  Equity Fund shall be as follows.

 1.  Except as set forth below and as may be hereafter  established by the Board of Directors of the corporation all shares of the  corporation,  regardless of series, shall be equal.

 2.  At all meetings of stockholders,  each stockholder of the corporation shall be entitled to one vote in person or by proxy on each matter submitted to a vote at such meeting for each share of common stock  standing in his or her name on the books of the corporation on the date,  fixed in accordance with the bylaws,  for  determination  of  stockholders  entitled to vote at such meeting.  At all elections of directors each stockholder  shall be entitled to as many votes as shall equal the number of shares of stock multiplied by the number of directors  to be elected,  and he or she may cast all of such votes for a single  director or may distribute  them among the number to be voted  for,  or  any  two  or  more  of  them  as he or she  may  see  fit.
     Notwithstanding  the  foregoing,  (i) if any  matter  is  submitted  to the stockholders  which does not affect the interests of all series,  then only stockholders  of the affected  series shall be entitled to vote and (ii) in the event the Investment Company Act of 1940, as amended,  or the rules and regulations  promulgated  thereunder  shall  require a greater or different vote  than  would  otherwise  be  required  herein  or by the  Articles  of
     Incorporation  of  the  corporation,   such  greater  or  different  voting
     requirement shall also be satisfied.

 3.  (a)  The  corporation  shall  redeem  any of its  shares  for  which it has received  payment in full that may be presented to the  corporation on any date  after  the  issue  date of any such  shares at the net asset value  thereof,  such  redemption  and the  valuation  and  payment in connection  therewith to be made in compliance  with the provisions of the  Investment  Company  Act of 1940 and the  Rules  and  Regulations
          promulgated  thereunder  and with the  Rules of Fair  Practice  of the
          National Association of Securities Dealers, Inc., as from time to time amended.

     (b)  From and after the close of  business  on the day when the  shares are properly tendered for repurchase the owner shall, with respect of said shares,  cease to be a stockholder of the  corporation  and shall have only the right to receive the repurchase  price in accordance with the provisions  hereof.  The shares so  repurchased  may,  as the Board of
          Directors  determines,  be held in the treasury of the corporation and may be resold, or, if the laws of Kansas shall permit, may be retired.
          Repurchase of shares is conditional upon the corporation  having funds or property legally available therefor.

 4.  The  corporation,  pursuant to a resolution  by the Board of Directors  and without the vote or consent of stockholders of the corporation,  shall have the right to redeem at net asset  value all shares of capital  stock of the corporation  in  any  stockholder  account  in  which  there  has  been  no investment (other than the reinvestment of income dividend or capital gains distributions) for at least six months and in which there are fewer than 25 shares or such few shares as shall be  specified in such  resolution.  Such resolution  shall set forth that  redemption of shares in such accounts has been  determined to be in the economic best interests of the corporation or necessary  to reduce  disproportionately  burdensome  expenses in servicing stockholder accounts. Such resolution shall provide that prior notice of at least six months shall be given to a stockholder  before such redemption of shares,  and that the  stockholder  will have six  months  (or such  longer period as specified in the resolution) from the date of the notice to avoid such redemption by increasing his or her account to at least 25 shares,  or such fewer shares as is specified in the resolution.

 5.  All shares of the corporation, upon issuance and sale, shall be fully paid,
     nonassessable   and  redeemable.   Within  the  respective  series  of  the
     corporation,  all shares have equal voting,  participation  and liquidation rights, but have no subscription or preemptive rights.

 6.  (a)  Outstanding  shares  of  Equity  Series  A and  B  shall  represent  a stockholder  interest  in a  particular  fund  of  assets  held by the corporation  which fund shall be invested and reinvested in accordance with policies and objectives established by the Board of Directors for these  series.  Outstanding  shares  of  Global  Series  A and B shall represent a stockholder  interest in a particular  fund of assets held by the  corporation  which fund shall be invested  and  reinvested  in accordance  with policies and  objectives  established by the Board of
          Directors for these  series.  Outstanding  shares of Asset  Allocation
          Series A and B shall represent a stockholder  interest in a particular fund of assets  held by the  corporation  which fund shall be invested and reinvested in accordance with policies and objectives  established by the Board of  Directors  for these  series.  Outstanding  shares of
          Social Awareness Series A and B shall represent a stockholder interest in a  particular  fund of assets  held by the  corporation  which fund shall be invested  and  reinvested  in  accordance  with  policies and objectives established by the Board of Directors for these Series.

     (b)  All cash and other property  received by the corporation from the sale of shares of the Equity  Series A and B, Global  Series A and B, Asset
          Allocation  Series  A and B,  and  Social  Awareness  Series  A and B,
          respectively,  all  securities  and other property held as a result of the investment and  reinvestment of such cash and other property,  all revenues and income  received or receivable with respect to such cash, other  property,  investments  and  reinvestments,  and  all  proceeds derived from the sale,  exchange,  liquidation or other disposition of any of the foregoing, shall be allocated to the Equity Series A and B,
          Global  Series A and B,  Asset  Allocation  Series A and B, or  Social
          Awareness  Series  A and B, to  which  they  relate  and  held for the benefit of the stockholders owning shares of such series.

     (c)  All losses,  liabilities  and expenses of the  corporation  (including accrued  liabilities  and expenses  and such  reserves as the Board of
          Directors  may  determine  are  appropriate)  shall be  allocated  and charged  to the  series  to which  such  loss,  liability  or  expense relates. Where any loss, liability or expense relates to more than one series,  the Board of  Directors  shall  allocate  the same between or among such series pro rata based on the respective net asset values of such  series or on such other  basis as the Board of  Directors  deems appropriate.

     (d)  All  allocations  made  hereunder by the Board of  Directors  shall be conclusive and binding upon all stockholders and upon the corporation.

 7.  Each share of stock of a series  shall have the same  preferences,  rights, privileges  and  restrictions  as each other share of stock of that series.
     Each fractional share of stock of a series  proportionately  shall have the same preferences, rights, privileges and restrictions as a whole share.

 8.  Dividends  may be paid when,  as and if declared by the Board of  Directors out of funds legally  available  therefor.  Shares of Equity Series A and B represent a stockholder interest in a particular fund of assets held by the corporation  and,  accordingly,  dividends shall be calculated and declared for these series in the same manner, at the same time, on the same day, and shall be paid at the same dividend  rate except that expenses  attributable to a  particular  series  and  payments  made  pursuant  to a 12b-1 Plan or
     Shareholder Services Plan shall be borne exclusively by the affected Equity
     Series. Stockholders of the Equity Series shall share in dividends declared and paid with  respect to such series pro rata based on their  ownership of shares  of such  series.  Shares  of  Global  Series  A and B  represent  a stockholder interest in a particular fund of assets held by the corporation and,  accordingly,  dividends  shall be  calculated  and declared for these series in the same manner,  at the same time, on the same day, and shall be paid at the same  dividend  rate except  that  expenses  attributable  to a particular series and payments made pursuant to a 12b-1 Plan or Shareholder
     Services Plan shall be borne  exclusively  by the affected  Global  Series.
     Stockholders  of the Global  Series shall share in  dividends  declared and paid with  respect  to such  series pro rata  based on their  ownership  of shares of such series.  Shares of Asset Allocation Series A and B represent a  stockholder  interest  in a  particular  fund  of  assets  held  by  the corporation  and,  accordingly,  dividends shall be calculated and declared for these series in the same manner, at the same time, on the same day, and shall be paid at the same dividend rate, except that expenses  attributable to a  particular  series  and  payments  made  pursuant  to a 12b-1 Plan or
     Shareholder  Services Plan shall be borne exclusively by the affected Asset
     Allocation Series.  Stockholders of the Asset Allocation Series shall share in  dividends  declared and paid with respect to such series pro rata based on their  ownership  of shares of such series.  Shares of Social  Awareness
     Series A and B represent a  stockholder  interest in a  particular  fund of assets  held  by the  corporation  and,  accordingly,  dividends  shall  be calculated  and declared  for these series in the same manner,  at the same time, on the same day, and shall be paid at the same dividend rate,  except that  expenses  attributable  to a  particular  series  and  payments  made pursuant  to a 12b-1  Plan or  Shareholder  Services  Plan  shall  be borne exclusively by the affected Social  Awareness  Series.  Stockholders of the
     Social  Awareness  Series shall share in  dividends  declared and paid with respect to such series pro rata based on their  ownership of shares of such series. Whenever dividends are declared and paid with respect to the Equity
     Series A and B, the Global  Series A and B, the Asset  Allocation  Series A
     and B, or the Social Awareness Series A and B, the holders of shares of the other series shall have no rights in or to such dividends.

 9.  In the event of liquidation,  stockholders of each series shall be entitled to share in the assets of the corporation that are allocated to such series and that are available for distribution to the stockholders of such series.
     Liquidating  distributions shall be made to the stockholders of each series pro rata based on their share ownership of such series.

10.  On the eighth anniversary of the purchase of shares of the Equity Series B, the Global Series B, the Asset Allocation Series B, or the Social Awareness
     Series B, those shares (except those purchased  through the reinvestment of dividends and other  distributions)  shall automatically  convert to Equity
     Series A, Global Series A, Asset  Allocation  Series A or Social  Awareness
     Series A shares  respectively,  at the relative net asset values of each of the series  without the  imposition of any sales load, fee or other charge.
     All shares in a  stockholder's  account  that were  purchased  through  the reinvestment  of  dividends  and other  distributions  paid with respect to
     Series B shares will be  considered  to be held in a separate  sub-account.
     Each time  Series B shares  are  converted  to Series A shares,  a pro rata portion of the Series B shares held in the sub-account will also convert to
     Series A shares.

IN WITNESS  WHEREOF,  we have hereunto set our hands and affixed the seal of the corporation this 1st day of August, 1996.

                                                  JOHN D. CLELAND
                                                  ------------------------------
                                                  John D. Cleland, President

                                                  AMY J. LEE
                                                  ------------------------------
                                                  Amy J. Lee, Secretary

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

Be it remembered,  that before me Jana R. Selley, a Notary Public in and for the
County and State  aforesaid,  came John D. Cleland,  President,  and Amy J. Lee,
Secretary, of Security Equity Fund, a Kansas corporation, personally known to me to be the persons who executed the foregoing  instrument of writing as President and Secretary,  respectively,  and duly  acknowledged  the execution of the same this 1st day of August, 1996.

                                                  JANA SELLEY
                                                  ------------------------------
                                                  Notary Public

My commission expires:  June 14, 2000

                          CERTIFICATE OF DESIGNATION OF
                       SERIES AND CLASSES OF COMMON STOCK
                                       OF
                              SECURITY EQUITY FUND

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

We, John D. Cleland,  President,  and Amy J. Lee, Secretary,  of Security Equity
Fund,  a  corporation  organized  and  existing  under  the laws of the State of
Kansas,  and whose  registered  office is Security  Benefit Life  Building,  700
Harrison Street, Topeka, Shawnee County, Kansas, do hereby certify that pursuant to authority expressly vested in the Board of Directors by the provisions of the corporation's  Articles  of  Incorporation,  the  Board  of  Directors  of  said corporation  at a meeting  duly  convened  and held on the 7th day of  February,
1997,  adopted  resolutions (i)  establishing  two new series of common stock in addition to those eight  series of common  stock  currently  being issued by the corporation,  and (ii)  allocating the  corporation's  authorized  capital stock among the ten series of common stock of the  corporation.  Resolutions were also adopted which reaffirmed the preferences, rights, privileges and restrictions of the separate  series of stock of Security  Equity Fund,  which  resolutions  are provided in their entirety as follows:

          WHEREAS,  the Board of Directors has approved the establishment of two new series of common stock of Security Equity Fund in addition to the eight separate series of common stock presently  issued by the fund designated as
     Equity  Series A, Equity  Series B, Global Series A, Global Series B, Asset
     Allocation  Series A, Asset Allocation  Series B, Social Awareness Series A
     and Social Awareness Series B;

          WHEREAS,  the Board of Directors  desires to authorize the issuance of an  indefinite  number of shares of capital stock of each of the ten series of common stock of the corporation.

          NOW, THEREFORE, BE IT RESOLVED,  that, the officers of the corporation are hereby  directed  and  authorized  to  establish  two new series of the
     Security Equity Fund designated as Value Series A and Value Series B.

          FURTHER  RESOLVED,  that, the officers of the  corporation  are hereby directed and  authorized to issue an  indefinite  number of $0.25 par value shares of capital stock of each series of the corporation, which consist of
     Equity  Series A, Equity  Series B, Global Series A, Global Series B, Asset
     Allocation  Series A, Asset Allocation Series B, Social Awareness Series A,
     Social Awareness Series B, Value Series A and Value Series B.

          FURTHER  RESOLVED,  that,  the  preferences,  rights,  privileges  and restrictions  of the shares of each of the series of  Security  Equity Fund shall be as follows.

1.   Except as set forth below and as may be hereafter  established by the Board of Directors of the corporation all shares of the  corporation,  regardless of series, shall be equal.

 2.  At all meetings of stockholders,  each stockholder of the corporation shall be entitled to one vote in person or by proxy on each matter submitted to a vote at such meeting for each share of common stock  standing in his or her name on the books of the corporation on the date,  fixed in accordance with the bylaws,  for  determination  of  stockholders  entitled to vote at such meeting.  At all elections of directors each stockholder  shall be entitled to as many votes as shall equal the number of shares of stock multiplied by the number of directors  to be elected,  and he or she may cast all of such votes for a single  director or may distribute  them among the number to be voted  for,  or  any  two  or  more  of  them  as he or she  may  see  fit.
     Notwithstanding  the  foregoing,  (i) if any  matter  is  submitted  to the stockholders  which does not affect the interests of all series,  then only stockholders  of the affected  series shall be entitled to vote and (ii) in the event the Investment Company Act of 1940, as amended,  or the rules and regulations  promulgated  thereunder  shall  require a greater or different vote  than  would  otherwise  be  required  herein  or by the  Articles  of
     Incorporation  of  the  corporation,   such  greater  or  different  voting
     requirement shall also be satisfied.

3.   (a)  The  corporation  shall  redeem  any of its  shares  for  which it has received  payment in full that may be presented to the  corporation on any date  after  the  issue  date of any such  shares at the net asset value  thereof,  such  redemption  and the  valuation  and  payment in connection  therewith to be made in compliance  with the provisions of the  Investment  Company  Act of 1940 and the  Rules  and  Regulations
          promulgated  thereunder  and with the  Rules of Fair  Practice  of the
          National Association of Securities Dealers, Inc., as from time to time amended.

     (b)  From and after the close of  business  on the day when the  shares are properly tendered for repurchase the owner shall, with respect of said shares,  cease to be a stockholder of the  corporation  and shall have only the right to receive the repurchase  price in accordance with the provisions  hereof.  The shares so  repurchased  may,  as the Board of
          Directors  determines,  be held in the treasury of the corporation and may be resold, or, if the laws of Kansas shall permit, may be retired.
          Repurchase of shares is conditional upon the corporation  having funds or property legally available therefor.

4.   The  corporation,  pursuant to a resolution  by the Board of Directors  and without the vote or consent of stockholders of the corporation,  shall have the right to redeem at net asset  value all shares of capital  stock of the corporation  in  any  stockholder  account  in  which  there  has  been  no investment (other than the reinvestment of income dividend or capital gains distributions) for at least six months and in which there are fewer than 25 shares or such fewer shares as shall be specified in such resolution.  Such resolution  shall set forth that  redemption of shares in such accounts has been  determined to be in the economic best interests of the corporation or necessary  to reduce  disproportionately  burdensome  expenses in servicing stockholder accounts. Such resolution shall provide that prior notice of at least six months shall be given to a stockholder  before such redemption of shares,  and that the  stockholder  will have six  months  (or such  longer period as specified in the resolution) from the date of the notice to avoid such redemption by increasing his or her account to at least 25 shares,  or such fewer shares as is specified in the resolution.

5.   All shares of the corporation, upon issuance and sale, shall be fully paid,
     nonassessable   and  redeemable.   Within  the  respective  series  of  the
     corporation,  all shares have equal voting,  participation  and liquidation rights, but have no subscription or preemptive rights.

6.   (a)  Outstanding  shares  of  Equity  Series  A and  B  shall  represent  a stockholder  interest  in a  particular  fund  of  assets  held by the corporation  which fund shall be invested and reinvested in accordance with policies and objectives established by the Board of Directors for these  series.  Outstanding  shares  of  Global  Series  A and B shall represent a stockholder  interest in a particular  fund of assets held by the  corporation  which fund shall be invested  and  reinvested  in accordance  with policies and  objectives  established by the Board of
          Directors for these  series.  Outstanding  shares of Asset  Allocation
          Series A and B shall represent a stockholder  interest in a particular fund of assets  held by the  corporation  which fund shall be invested and reinvested in accordance with policies and objectives  established by the Board of  Directors  for these  series.  Outstanding  shares of
          Social Awareness Series A and B shall represent a stockholder interest in a  particular  fund of assets  held by the  corporation  which fund shall be invested  and  reinvested  in  accordance  with  policies and objectives  established  by the Board of Directors  for these  Series.
          Outstanding  shares  of  Values  Series  A and  B  shall  represent  a stockholder  interest  in a  particular  fund  of  assets  held by the corporation  which fund shall be invested and reinvested in accordance with policies and objectives established by the Board of Directors for these Series.

     (b)  All cash and other property  received by the corporation from the sale of shares of the Equity  Series A and B, Global  Series A and B, Asset
          Allocation  Series A and B, Social Awareness Series A and B, and Value
          Series A and B,  respectively,  all securities and other property held as a result of the investment and  reinvestment of such cash and other property,  all revenues and income received or receivable with respect to such cash, other property,  investments and reinvestments,  and all proceeds  derived  from  the  sale,  exchange,  liquidation  or  other disposition of any of the foregoing,  shall be allocated to the Equity
          Series A and B, Global Series A and B, Asset  Allocation  Series A and
          B, Social  Awareness Series A and B, or Value Series A and B, to which they relate and held for the benefit of the stockholders owning shares of such series.

     (c)  All losses,  liabilities  and expenses of the  corporation  (including accrued  liabilities  and expenses  and such  reserves as the Board of
          Directors  may  determine  are  appropriate)  shall be  allocated  and charged  to the  series  to which  such  loss,  liability  or  expense relates. Where any loss, liability or expense relates to more than one series,  the Board of  Directors  shall  allocate  the same between or among such series pro rata based on the respective net asset values of such  series or on such other  basis as the Board of  Directors  deems appropriate.

     (d)  All  allocations  made  hereunder by the Board of  Directors  shall be conclusive and binding upon all stockholders and upon the corporation.

7.   Each share of stock of a series  shall have the same  preferences,  rights, privileges  and  restrictions  as each other share of stock of that series.
     Each fractional share of stock of a series  proportionately  shall have the same preferences, rights, privileges and restrictions as a whole share.

 8.  Dividends  may be paid when,  as and if declared by the Board of  Directors out of funds legally  available  therefor.  Shares of Equity Series A and B represent a stockholder interest in a particular fund of assets held by the corporation  and,  accordingly,  dividends shall be calculated and declared for these series in the same manner, at the same time, on the same day, and shall be paid at the same dividend  rate except that expenses  attributable to a  particular  series  and  payments  made  pursuant  to a 12b-1 Plan or
     Shareholder Services Plan shall be borne exclusively by the affected Equity
     Series. Stockholders of the Equity Series shall share in dividends declared and paid with  respect to such series pro rata based on their  ownership of shares  of such  series.  Shares  of  Global  Series  A and B  represent  a stockholder interest in a particular fund of assets held by the corporation and,  accordingly,  dividends  shall be  calculated  and declared for these series in the same manner,  at the same time, on the same day, and shall be paid at the same  dividend  rate except  that  expenses  attributable  to a particular series and payments made pursuant to a 12b-1 Plan or Shareholder
     Services Plan shall be borne  exclusively  by the affected  Global  Series.
     Stockholders  of the Global  Series shall share in  dividends  declared and paid with  respect  to such  series pro rata  based on their  ownership  of shares of such series.  Shares of Asset Allocation Series A and B represent a  stockholder  interest  in a  particular  fund  of  assets  held  by  the corporation  and,  accordingly,  dividends shall be calculated and declared for these series in the same manner, at the same time, on the same day, and shall be paid at the same dividend rate, except that expenses  attributable to a  particular  series  and  payments  made  pursuant  to a 12b-1 Plan or
     Shareholder  Services Plan shall be borne exclusively by the affected Asset
     Allocation Series.  Stockholders of the Asset Allocation Series shall share in  dividends  declared and paid with respect to such series pro rata based on their  ownership  of shares of such series.  Shares of Social  Awareness
     Series A and B represent a  stockholder  interest in a  particular  fund of assets  held  by the  corporation  and,  accordingly,  dividends  shall  be calculated  and declared  for these series in the same manner,  at the same time, on the same day, and shall be paid at the same dividend rate,  except that  expenses  attributable  to a  particular  series  and  payments  made pursuant  to a 12b-1  Plan or  Shareholder  Services  Plan  shall  be borne exclusively by the affected Social  Awareness  Series.  Stockholders of the
     Social  Awareness  Series shall share in  dividends  declared and paid with respect to such series pro rata based on their  ownership of shares of such series.  Shares of Value Series A and B represent a stockholder interest in a  particular  fund of assets  held by the  corporation  and,  accordingly, dividends  shall be  calculated  and  declared for these series in the same manner,  at the same time,  on the same day,  and shall be paid at the same dividend rate, except that expenses attributable to a particular series and payments made pursuant to a 12b-1 Plan or  Shareholder  Services Plan shall be borne  exclusively  by the affected  Value Series.  Stockholders  of the
     Value  Series  shall share in  dividends  declared and paid with respect to such  series pro rata based on their  ownership  of shares of such  series.
     Whenever  dividends are declared and paid with respect to the Equity Series
     A and B, the Global  Series A and B, the Asset  Allocation  Series A and B,
     the  Social  Awareness  Series  A and B, or the  Value  Series A and B, the
     holders  of shares of the other  series  shall have no rights in or to such dividends.

9.   In the event of liquidation,  stockholders of each series shall be entitled to share in the assets of the corporation that are allocated to such series and that are available for distribution to the stockholders of such series.
     Liquidating  distributions shall be made to the stockholders of each series pro rata based on their share ownership of such series.

10.  On the eighth anniversary of the purchase of shares of the Equity Series B, the Global Series B, the Asset  Allocation  Series B, the Social  Awareness
     Series B, or the Value  Series B,  those  shares  (except  those  purchased through  the  reinvestment  of  dividends  and other  distributions)  shall automatically convert to Equity Series A, Global Series A, Asset Allocation
     Series A, Social Awareness Series A, or Value Series A shares respectively, at the  relative  net  asset  values  of each  of the  series  without  the imposition  of any  sales  load,  fee or  other  charge.  All  shares  in a stockholder's  account  that were  purchased  through the  reinvestment  of dividends and other distributions paid with respect to Series B shares will be  considered  to be held in a separate  sub-account.  Each time  Series B shares are converted to Series A shares, a pro rata portion of the Series B shares held in the sub-account will also convert to Series A shares.

IN WITNESS  WHEREOF,  we have hereunto set our hands and affixed the seal of the corporation this 12th day of March, 1997.

                                                  JOHN D. CLELAND
                                                  ------------------------------
                                                  John D. Cleland, President

                                                  AMY J. LEE
                                                  ------------------------------
                                                  Amy J. Lee, Secretary

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

Be it remembered,  that before me L. Charmaine Lucas, a Notary Public in and for the County and State aforesaid, came John D. Cleland, President, and Amy J. Lee,
Secretary, of Security Equity Fund, a Kansas corporation, personally known to me to be the persons who executed the foregoing  instrument of writing as President and Secretary,  respectively,  and duly  acknowledged  the execution of the same this 12th day of March, 1997.

                                                  L. CHARMAINE LUCAS
                                                  ------------------------------
                                                  Notary Public

My commission expires:  April 1, 1998

                          CERTIFICATE OF DESIGNATION OF
                       SERIES AND CLASSES OF COMMON STOCK
                                       OF
                              SECURITY EQUITY FUND

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

We, John D. Cleland,  President,  and Amy J. Lee, Secretary,  of Security Equity
Fund,  a  corporation  organized  and  existing  under  the laws of the State of
Kansas,  and whose  registered  office is Security  Benefit Life  Building,  700
Harrison Street, Topeka, Shawnee County, Kansas, do hereby certify that pursuant to authority expressly vested in the Board of Directors by the provisions of the corporation's  Articles  of  Incorporation,  the  Board  of  Directors  of  said corporation  at a meeting duly convened and held on the 25th day of July,  1997, adopted  resolutions (i) establishing two new series of common stock in addition to those ten series of common stock currently  being issued by the  corporation, and (ii) allocating the corporation's  authorized capital stock among the twelve series of common stock of the  corporation.  Resolutions were also adopted which reaffirmed the preferences,  rights, privileges and restrictions of the separate series of stock of Security Equity Fund, which resolutions are provided in their entirety as follows:

          WHEREAS,  the Board of Directors has approved the establishment of two new series of common  stock of Security  Equity Fund in addition to the ten separate series of common stock presently  issued by the fund designated as
     Equity  Series A, Equity  Series B, Global Series A, Global Series B, Asset
     Allocation  Series A, Asset Allocation Series B, Social Awareness Series A,
     Social Awareness Series B, Value Series A and Value Series B;

          WHEREAS,  the Board of Directors  desires to authorize the issuance of an  indefinite  number  of shares of  capital  stock of each of the  twelve series of common stock of the corporation.

          NOW, THEREFORE, BE IT RESOLVED,  that, the officers of the corporation are hereby  directed  and  authorized  to  establish  two new series of the
     Security Equity Fund designated as Small Company Series A and Small Company
     Series B.

          FURTHER  RESOLVED,  that, the officers of the  corporation  are hereby directed and  authorized to issue an  indefinite  number of $0.25 par value shares of capital stock of each series of the corporation, which consist of
     Equity  Series A, Equity  Series B, Global Series A, Global Series B, Asset
     Allocation  Series A, Asset Allocation Series B, Social Awareness Series A,
     Social  Awareness  Series B, Value Series A, Value Series B, Small  Company
     Series A and Small Company Series B.

          FURTHER  RESOLVED,  that,  the  preferences,  rights,  privileges  and restrictions  of the shares of each of the series of  Security  Equity Fund shall be as follows.

 1.  Except as set forth below and as may be hereafter  established by the Board of Directors of the corporation all shares of the  corporation,  regardless of series, shall be equal.

 2.  At all meetings of stockholders,  each stockholder of the corporation shall be entitled to one vote in person or by proxy on each matter submitted to a vote at such meeting for each share of common stock  standing in his or her name on the books of the corporation on the date,  fixed in accordance with the bylaws,  for  determination  of  stockholders  entitled to vote at such meeting.  At all elections of directors each stockholder  shall be entitled to as many votes as shall equal the number of shares of stock multiplied by the number of directors  to be elected,  and he or she may cast all of such votes for a single  director or may distribute  them among the number to be voted  for,  or  any  two  or  more  of  them  as he or she  may  see  fit.
     Notwithstanding  the  foregoing,  (i) if any  matter  is  submitted  to the stockholders  which does not affect the interests of all series,  then only stockholders  of the affected  series shall be entitled to vote and (ii) in the event the Investment Company Act of 1940, as amended,  or the rules and regulations  promulgated  thereunder  shall  require a greater or different vote  than  would  otherwise  be  required  herein  or by the  Articles  of
     Incorporation  of  the  corporation,   such  greater  or  different  voting
     requirement shall also be satisfied.

 3.  (a)  The  corporation  shall  redeem  any of its  shares  for  which it has received  payment in full that may be presented to the  corporation on any date  after  the  issue  date of any such  shares at the net asset value  thereof,  such  redemption  and the  valuation  and  payment in connection  therewith to be made in compliance  with the provisions of the  Investment  Company  Act of 1940 and the  Rules  and  Regulations
          promulgated  thereunder  and with the  Rules of Fair  Practice  of the
          National Association of Securities Dealers, Inc., as from time to time amended.

     (b)  From and after the close of  business  on the day when the  shares are properly tendered for repurchase the owner shall, with respect of said shares,  cease to be a stockholder of the  corporation  and shall have only the right to receive the repurchase  price in accordance with the provisions  hereof.  The shares so  repurchased  may,  as the Board of
          Directors  determines,  be held in the treasury of the corporation and may be resold, or, if the laws of Kansas shall permit, may be retired.
          Repurchase of shares is conditional upon the corporation  having funds or property legally available therefor.

 4.  The  corporation,  pursuant to a resolution  by the Board of Directors  and without the vote or consent of stockholders of the corporation,  shall have the right to redeem at net asset  value all shares of capital  stock of the corporation  in  any  stockholder  account  in  which  there  has  been  no investment (other than the reinvestment of income dividend or capital gains distributions) for at least six months and in which there are fewer than 25 shares or such fewer shares as shall be specified in such resolution.  Such resolution  shall set forth that  redemption of shares in such accounts has been  determined to be in the economic best interests of the corporation or necessary  to reduce  disproportionately  burdensome  expenses in servicing stockholder accounts. Such resolution shall provide that prior notice of at least six months shall be given to a stockholder  before such redemption of shares,  and that the  stockholder  will have six  months  (or such  longer period as specified in the resolution) from the date of the notice to avoid such redemption by increasing his or her account to at least 25 shares,  or such fewer shares as is specified in the resolution.

 5.  All shares of the corporation, upon issuance and sale, shall be fully paid,
     nonassessable   and  redeemable.   Within  the  respective  series  of  the
     corporation,  all shares have equal voting,  participation  and liquidation rights, but have no subscription or preemptive rights.

 6.  (a)  Outstanding  shares  of  Equity  Series  A and  B  shall  represent  a stockholder  interest  in a  particular  fund  of  assets  held by the corporation  which fund shall be invested and reinvested in accordance with policies and objectives established by the Board of Directors for these  series.  Outstanding  shares  of  Global  Series  A and B shall represent a stockholder  interest in a particular  fund of assets held by the  corporation  which fund shall be invested  and  reinvested  in accordance  with policies and  objectives  established by the Board of
          Directors for these  series.  Outstanding  shares of Asset  Allocation
          Series A and B shall represent a stockholder  interest in a particular fund of assets  held by the  corporation  which fund shall be invested and reinvested in accordance with policies and objectives  established by the Board of  Directors  for these  series.  Outstanding  shares of
          Social Awareness Series A and B shall represent a stockholder interest in a  particular  fund of assets  held by the  corporation  which fund shall be invested  and  reinvested  in  accordance  with  policies and objectives  established  by the Board of Directors  for these  Series.
          Outstanding  shares  of  Values  Series  A and  B  shall  represent  a stockholder  interest  in a  particular  fund  of  assets  held by the corporation  which fund shall be invested and reinvested in accordance with policies and objectives established by the Board of Directors for these Series. Outstanding shares of Small Company Series A and B shall represent a stockholder  interest in a particular  fund of assets held by the  corporation  which fund shall be invested  and  reinvested  in accordance  with policies and  objectives  established by the Board of
          Directors for these Series

     (b)  All cash and other property  received by the corporation from the sale of shares of the Equity  Series A and B, Global  Series A and B, Asset
          Allocation  Series A and B,  Social  Awareness  Series A and B,  Value
          Series A and B, and Small Company  Series A and B,  respectively,  all securities  and other  property held as a result of the investment and reinvestment of such cash and other property,  all revenues and income received or  receivable  with  respect to such cash,  other  property, investments and reinvestments, and all proceeds derived from the sale, exchange,  liquidation  or other  disposition of any of the foregoing, shall be allocated to the Equity  Series A and B, Global  Series A and
          B, Asset  Allocation  Series A and B, Social Awareness Series A and B,
          Value Series A and B, or Small  Company  Series A and B, to which they relate and held for the benefit of the  stockholders  owning shares of such series.

     (c)  All losses,  liabilities  and expenses of the  corporation  (including accrued  liabilities  and expenses  and such  reserves as the Board of
          Directors  may  determine  are  appropriate)  shall be  allocated  and charged  to the  series  to which  such  loss,  liability  or  expense relates. Where any loss, liability or expense relates to more than one series,  the Board of  Directors  shall  allocate  the same between or among such series pro rata based on the respective net asset values of such  series or on such other  basis as the Board of  Directors  deems appropriate.

     (d)  All  allocations  made  hereunder by the Board of  Directors  shall be conclusive and binding upon all stockholders and upon the corporation.

 7.  Each share of stock of a series  shall have the same  preferences,  rights, privileges  and  restrictions  as each other share of stock of that series.
     Each fractional share of stock of a series  proportionately  shall have the same preferences, rights, privileges and restrictions as a whole share.

 8.  Dividends  may be paid when,  as and if declared by the Board of  Directors out of funds legally  available  therefor.  Shares of Equity Series A and B represent a stockholder interest in a particular fund of assets held by the corporation  and,  accordingly,  dividends shall be calculated and declared for these series in the same manner, at the same time, on the same day, and shall be paid at the same dividend  rate except that expenses  attributable to a  particular  series  and  payments  made  pursuant  to a 12b-1 Plan or
     Shareholder Services Plan shall be borne exclusively by the affected Equity
     Series. Stockholders of the Equity Series shall share in dividends declared and paid with  respect to such series pro rata based on their  ownership of shares  of such  series.  Shares  of  Global  Series  A and B  represent  a stockholder interest in a particular fund of assets held by the corporation and,  accordingly,  dividends  shall be  calculated  and declared for these series in the same manner,  at the same time, on the same day, and shall be paid at the same  dividend  rate except  that  expenses  attributable  to a particular series and payments made pursuant to a 12b-1 Plan or Shareholder
     Services Plan shall be borne  exclusively  by the affected  Global  Series.
     Stockholders  of the Global  Series shall share in  dividends  declared and paid with  respect  to such  series pro rata  based on their  ownership  of shares of such series.  Shares of Asset Allocation Series A and B represent a  stockholder  interest  in a  particular  fund  of  assets  held  by  the corporation  and,  accordingly,  dividends shall be calculated and declared for these series in the same manner, at the same time, on the same day, and shall be paid at the same dividend rate, except that expenses  attributable to a  particular  series  and  payments  made  pursuant  to a 12b-1 Plan or
     Shareholder  Services Plan shall be borne exclusively by the affected Asset
     Allocation Series.  Stockholders of the Asset Allocation Series shall share in  dividends  declared and paid with respect to such series pro rata based on their  ownership  of shares of such series.  Shares of Social  Awareness
     Series A and B represent a  stockholder  interest in a  particular  fund of assets  held  by the  corporation  and,  accordingly,  dividends  shall  be calculated  and declared  for these series in the same manner,  at the same time, on the same day, and shall be paid at the same dividend rate,  except that  expenses  attributable  to a  particular  series  and  payments  made pursuant  to a 12b-1  Plan or  Shareholder  Services  Plan  shall  be borne exclusively by the affected Social  Awareness  Series.  Stockholders of the
     Social  Awareness  Series shall share in  dividends  declared and paid with respect to such series pro rata based on their  ownership of shares of such series.  Shares of Value Series A and B represent a stockholder interest in a  particular  fund of assets  held by the  corporation  and,  accordingly, dividends  shall be  calculated  and  declared for these series in the same manner,  at the same time,  on the same day,  and shall be paid at the same dividend rate, except that expenses attributable to a particular series and payments made pursuant to a 12b-1 Plan or  Shareholder  Services Plan shall be borne  exclusively  by the affected  Value Series.  Stockholders  of the
     Value  Series  shall share in  dividends  declared and paid with respect to such  series pro rata based on their  ownership  of shares of such  series.
     Shares of Small Company Series A and B represent a stockholder  interest in a  particular  fund of assets  held by the  corporation  and,  accordingly, dividends  shall be  calculated  and  declared for these series in the same manner,  at the same time,  on the same day,  and shall be paid at the same dividend rate, except that expenses attributable to a particular series and payments made pursuant to a 12b-1 Plan or  Shareholder  Services Plan shall be borne exclusively by the affected Small Company Series.  Stockholders of the Small  Company  Series shall share in dividends  declared and paid with respect to such series pro rata based on their  ownership of shares of such series. Whenever dividends are declared and paid with respect to the Equity
     Series A and B, the Global  Series A and B, the Asset  Allocation  Series A
     and B, the Social  Awareness  Series A and B, the Value  Series A and B, or
     the Small Company Series A and B, the holders of shares of the other series shall have no rights in or to such dividends.

 9.  In the event of liquidation,  stockholders of each series shall be entitled to share in the assets of the corporation that are allocated to such series and that are available for distribution to the stockholders of such series.
     Liquidating  distributions shall be made to the stockholders of each series pro rata based on their share ownership of such series.

10.  On the eighth anniversary of the purchase of shares of the Equity Series B, the Global Series B, the Asset  Allocation  Series B, the Social  Awareness
     Series B, the Value Series B, or the Small  Company  Series B, those shares
     (except those  purchased  through the  reinvestment  of dividends and other distributions)  shall  automatically  convert  to Equity  Series A,  Global
     Series A,  Asset  Allocation  Series A,  Social  Awareness  Series A, Value
     Series A or Small Company Series A shares respectively, at the relative net asset  values of each of the series  without  the  imposition  of any sales load, fee or other charge. All shares in a stockholder's  account that were purchased  through the  reinvestment  of dividends and other  distributions paid with  respect to Series B shares  will be  considered  to be held in a separate  sub-account.  Each time Series B shares are converted to Series A shares,  a pro rata portion of the Series B shares held in the  sub-account will also convert to Series A shares.

IN WITNESS  WHEREOF,  we have hereunto set our hands and affixed the seal of the corporation this 15th day of September, 1997.

                                              JOHN D. CLELAND
                                              ----------------------------------
                                              John D. Cleland, President

                                              AMY J. LEE
                                              ----------------------------------
                                              Amy J. Lee, Secretary

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

Be it remembered,  that before me Jana R. Selley, a Notary Public in and for the
County and State  aforesaid,  came John D. Cleland,  President,  and Amy J. Lee,
Secretary, of Security Equity Fund, a Kansas corporation, personally known to me to be the persons who executed the foregoing  instrument of writing as President and Secretary,  respectively,  and duly  acknowledged  the execution of the same this 15th day of September, 1997.

                                              JANA R. SELLEY
                                              ----------------------------------
                                              Notary Public

My commission expires:  June 14, 2000

                               CERTIFICATE OF DESIGNATION OF
                            SERIES AND CLASSES OF COMMON STOCK
                                            OF
                                    SECURITY EQUITY FUND

STATE OF KANSAS    )
                   ) ss.
COUNTY OF SHAWNEE  )

We, James R. Schmank,  Vice President,  and Amy J. Lee,  Secretary,  of Security
Equity Fund, a corporation organized and existing under the laws of the State of
Kansas,  and whose  registered  office is Security  Benefit Life  Building,  700
Harrison Street, Topeka, Shawnee County, Kansas, do hereby certify that pursuant to authority expressly vested in the Board of Directors by the provisions of the corporation's  Articles  of  Incorporation,  the  Board  of  Directors  of  said corporation at a meeting duly convened and held on the 6th day of November 1998, adopted resolutions  establishing fifteen new series of common stock in addition
to  those  twelve  series  of  common  stock   currently  being  issued  by  the
corporation.  Resolutions  were also adopted which  reaffirmed the  preferences, rights,  privileges and restrictions of the separate series of stock of Security
Equity Fund, which resolutions are provided in their entirety as follows:

        WHEREAS,  the Board of  Directors  has  approved  the  establishment  of fifteen new series of common  stock of Security  Equity Fund in addition to the twelve  separate  series of common stock  presently  issued by the fund designated  as Equity  Series A, Equity  Series B, Global  Series A, Global
     Series B, Asset  Allocation  Series A, Asset  Allocation  Series B,  Social
     Awareness Series A, Social Awareness Series B, Value Series A, Value Series
     B, Small Company Series A and Small Company Series B;

        WHEREAS,  the Board of Directors desires to authorize the issuance of an indefinite  number of shares of capital  stock of each of the  twenty-seven series of common stock of the corporation.

        NOW,  THEREFORE,  BE IT RESOLVED,  that, the officers of the corporation are hereby  directed and authorized to establish  fifteen new series of the
     Security  Equity Fund designated as Equity Series C, Global Series C, Asset
     Allocation  Series C,  Social  Awareness  Series C,  Value  Series C, Small
     Company  Series C,  Enhanced  Index  Series  A,  Enhanced  Index  Series B,
     Enhanced Index Series C, International  Series A,  International  Series B,
     International  Series C,  Select 25 Series A, Select 25 Series B and Select
     25 Series C.

        FURTHER  RESOLVED,  that,  the  officers of the  corporation  are hereby directed and  authorized to issue an  indefinite  number of $0.25 par value shares of capital stock of each series of the corporation, which consist of
     Equity  Series A, Equity Series B, Equity Series C, Global Series A, Global
     Series B,  Global  Series C, Asset  Allocation  Series A, Asset  Allocation
     Series B, Asset  Allocation  Series C,  Social  Awareness  Series A, Social
     Awareness Series B, Social Awareness Series C, Value Series A, Value Series
     B, Value Series C, Small Company  Series A, Small  Company  Series B, Small
     Company  Series C,  Enhanced  Index  Series  A,  Enhanced  Index  Series B,
     Enhanced Index Series C, International  Series A,  International  Series B,
     International  Series C,  Select 25 Series A, Select 25 Series B and Select
     25 Series C.

        FURTHER  RESOLVED,  that,  the  preferences,   rights,   privileges  and
     restrictions  of the shares of each of the series of  Security  Equity Fund shall be as follows.

1.   Except as set forth below and as may be hereafter  established by the Board of Directors of the corporation all shares of the  corporation,  regardless of series, shall be equal.

2.   At all meetings of stockholders,  each stockholder of the corporation shall be entitled to one vote in person or by proxy on each matter submitted to a vote at such meeting for each share of common stock  standing in his or her name on the books of the corporation on the date,  fixed in accordance with the bylaws,  for  determination  of  stockholders  entitled to vote at such meeting.  At all elections of directors each stockholder  shall be entitled to as many votes as shall equal the number of shares of stock multiplied by the number of directors  to be elected,  and he or she may cast all of such votes for a single  director or may distribute  them among the number to be voted  for,  or  any  two  or  more  of  them  as he or she  may  see  fit.
     Notwithstanding  the  foregoing,  (i) if  any  matter is  submitted  to the stockholders  which does not affect the interests of all series,  then only stockholders  of the affected  series shall be entitled to vote and (ii) in the event the Investment Company Act of 1940, as amended,  or the rules and regulations  promulgated  thereunder  shall  require a greater or different vote  than  would  otherwise  be  required  herein  or by the  Articles  of
     Incorporation  of  the  corporation,   such  greater  or  different  voting
     requirement shall also be satisfied.

3.   (a) The  corporation  shall  redeem  any of its  shares  for  which  it has received  payment in full that may be presented to the  corporation  on any date after the issue date of any such shares at the net asset value thereof,  such  redemption  and the valuation and payment in connection therewith  to  be  made  in  compliance  with  the  provisions  of  the
         Investment   Company  Act  of  1940  and  the  Rules  and   Regulations
         promulgated  thereunder  and with the  Rules  of Fair  Practice  of the
         National Association of Securities Dealers,  Inc., as from time to time amended.

     (b) From and after the close of  business  on the day when the  shares  are properly  tendered for repurchase the owner shall, with respect of said shares,  cease to be a stockholder  of the  corporation  and shall have only the right to receive the repurchase  price in accordance  with the provisions  hereof.  The  shares so  repurchased  may,  as the Board of
         Directors  determines,  be held in the treasury of the  corporation and may be resold,  or, if the laws of Kansas shall permit, may be retired.
         Repurchase of shares is conditional  upon the corporation  having funds or property legally available therefor.

4.   The  corporation,  pursuant to a resolution  by the Board of Directors  and without the vote or consent of stockholders of the corporation,  shall have the right to redeem at net asset  value all shares of capital  stock of the corporation  in  any  stockholder  account  in  which  there  has  been  no investment (other than the reinvestment of income dividend or capital gains distributions) for at least six months and in which there are fewer than 25 shares or such fewer shares as shall be specified in such resolution.  Such resolution  shall set forth that  redemption of shares in such accounts has been  determined to be in the economic best interests of the corporation or necessary  to reduce  disproportionately  burdensome  expenses in servicing stockholder accounts. Such resolution shall provide that prior notice of at least six months shall be given to a stockholder  before such redemption of shares,  and that the  stockholder  will have six  months  (or such  longer period as specified in the resolution) from the date of the notice to avoid such redemption by increasing his or her account to at least 25 shares,  or such fewer shares as is specified in the resolution.

5.   All shares of the corporation, upon issuance and sale, shall be fully paid,
     nonassessable   and  redeemable.   Within  the  respective  series  of  the
     corporation,  all shares have equal voting,  participation  and liquidation rights, but have no subscription or preemptive rights.

6.   (a) Outstanding  shares  of  Equity  Series A,  B and C shall  represent  a stockholder  interest  in a  particular  fund  of  assets  held  by the corporation  which fund shall be invested and  reinvested in accordance with policies and objectives  established by the Board of Directors for these  series.  Outstanding  shares of Global  Series A,  B and C shall represent a stockholder interest in a particular fund of assets held by the  corporation  which  fund  shall  be  invested  and  reinvested  in accordance  with policies and  objectives  established  by the Board of
         Directors  for these  series.  Outstanding  shares of Asset  Allocation
         Series A,  B  and  C  shall  represent  a  stockholder  interest  in  a particular fund of assets held by the  corporation  which fund shall be invested and  reinvested  in accordance  with  policies and  objectives established  by the Board of Directors  for these  series.  Outstanding shares  of  Social  Awareness  Series  A,  B and C  shall  represent  a stockholder  interest  in a  particular  fund  of  assets  held  by the corporation  which fund shall be invested and  reinvested in accordance with policies and objectives  established by the Board of Directors for these  Series.  Outstanding  shares of  Values  Series A, B and C shall represent a stockholder interest in a particular fund of assets held by the  corporation  which  fund  shall  be  invested  and  reinvested  in accordance  with policies and  objectives  established  by the Board of
         Directors for these Series.  Outstanding shares of Small Company Series
         A, B and C shall represent a stockholder  interest in a particular fund of assets  held by the  corporation  which fund shall be  invested  and reinvested in accordance  with policies and  objectives  established by the Board of Directors for these Series. Outstanding shares of Enhanced
         Index  Series A, B and C shall  represent a  stockholder  interest in a particular fund of assets held by the  corporation  which fund shall be invested and  reinvested  in accordance  with  policies and  objectives established  by the Board of Directors  for these  series.  Outstanding shares of  International  Series A, B and C shall repsent a stockholder interest in a particular fund of assets held by the  corporation  which fund shall be invested and  reinvested in accordance  with policies and objectives  established  by the Board of  Directors  for these  Series.
         Outstanding  shares of Select  25 Series A, B and C shall  represent  a stockholder  interest  in a  particular  fund  of  assets  held  by the corporation  which fund shall be invested and  reinvested in accordance with policies and objectives  established by the Board of Directors for these Series.

     (b) All cash and other property  received by the corporation  from the sale of shares of the Equity  Series A, B and C,  Global  Series A, B and C,
         Asset Allocation Series A, B and C, Social Awareness Series A, B and C,
         Value  Series A, B and C,  Small  Company  Series A, B and C,  Enhanced
         Index Series A, B and C, International Series A, B and C, and Select 25
         Series A, B and C, respectively, all securities and other property held as a result of the investment and  reinvestment  of such cash and other property,  all revenues and income  received or receivable with respect to such cash, other property,  investments and  reinvestments,  and all
         proceeds  derived  from  the  sale,  exchange,   liquidation  or  other
         disposition of any of the  foregoing,  shall be allocated to the Equity
         Series A, B and C, Global Series A, B and C, Asset Allocation Series A,
         B and C, Social  Awareness  Series A, B and C, Value Series A, B and C,
         Small  Company  Series A, B and C,  Enhanced  Index  Series A, B and C,
         International  Series  A, B and C or  Select  25  Series A, B and C, to
         which they relate and held for the benefit of the  stockholders  owning shares of such series.

     (c) All losses,  liabilities  and  expenses of the  corporation  (including accrued  liabilities  and  expenses  and such  reserves as the Board of
         Directors may determine are appropriate) shall be allocated and charged to the series to which such loss,  liability or expense relates.  Where any loss,  liability  or expense  relates to more than one series,  the
         Board of Directors shall allocate the same between or among such series pro rata based on the  respective net asset values of such series or on such other basis as the Board of Directors deems appropriate.

     (d) All  allocations  made  hereunder  by the Board of  Directors  shall be conclusive and binding upon all stockholders and upon the corporation.

7.   Each share of stock of a series  shall have the same  preferences,  rights, privileges  and  restrictions  as each other share of stock of that series.
     Each fractional share of stock of a series  proportionately  shall have the same preferences, rights, privileges and restrictions as a whole share.

8.   Dividends  may be paid when,  as and if declared by the Board of  Directors out of funds legally available therefor. Shares of Equity Series A, B and C represent a stockholder interest in a particular fund of assets held by the corporation  and,  accordingly,  dividends shall be calculated and declared for these series in the same manner, at the same time, on the same day, and shall be paid at the same dividend  rate except that expenses  attributable to a  particular  series  and  payments  made  pursuant  to a 12b-1 Plan or
     Shareholder Services Plan shall be borne exclusively by the affected Equity
     Series. Stockholders of the Equity Series shall share in dividends declared and paid with  respect to such series pro rata based on their  ownership of shares  of such  series.  Shares of Global  Series A, B and C  represent  a stockholder interest in a particular fund of assets held by the corporation and,  accordingly,  dividends  shall be  calculated  and declared for these series in the same manner,  at the same time, on the same day, and shall be paid at the same  dividend  rate except  that  expenses  attributable  to a particular series and payments made pursuant to a 12b-1 Plan or Shareholder
     Services Plan shall be borne  exclusively  by the affected  Global  Series.
     Stockholders  of the Global  Series shall share in  dividends  declared and paid with  respect  to such  series pro rata  based on their  ownership  of shares  of such  series.  Shares  of  Asset  Allocation  Series A,  B and C represent a stockholder interest in a particular fund of assets held by the corporation  and,  accordingly,  dividends shall be calculated and declared for these series in the same manner, at the same time, on the same day, and shall be paid at the same dividend rate, except that expenses  attributable to a  particular  series  and  payments  made  pursuant  to a 12b-1 Plan or
     Shareholder  Services Plan shall be borne exclusively by the affected Asset
     Allocation Series.  Stockholders of the Asset Allocation Series shall share in  dividends  declared and paid with respect to such series pro rata based on their  ownership  of shares of such series.  Shares of Social  Awareness
     Series A,  B and C represent a stockholder interest in a particular fund of assets  held  by the  corporation  and,  accordingly,  dividends  shall  be calculated  and declared  for these series in the same manner,  at the same time, on the same day, and shall be paid at the same dividend rate,  except that  expenses  attributable  to a  particular  series  and  payments  made pursuant  to a 12b-1  Plan or  Shareholder  Services  Plan  shall  be borne exclusively by the affected Social  Awareness  Series.  Stockholders of the
     Social  Awareness  Series shall share in  dividends  declared and paid with respect to such series pro rata based on their  ownership of shares of such series.  Shares of Value Series A, B and C represent a stockholder interest in a particular  fund of assets held by the corporation  and,  accordingly, dividends  shall be  calculated  and  declared for these series in the same manner,  at the same time,  on the same day,  and shall be paid at the same dividend rate, except that expenses attributable to a particular series and payments made pursuant to a 12b-1 Plan or  Shareholder  Services Plan shall be borne  exclusively  by the affected  Value Series.  Stockholders  of the
     Value  Series  shall share in  dividends  declared and paid with respect to such  series pro rata based on their  ownership  of shares of such  series.
     Shares of Small Company Series A, B and C represent a stockholder  interest in a particular  fund of assets held by the corporation  and,  accordingly, dividends  shall be  calculated  and  declared for these series in the same manner,  at the same time,  on the same day,  and shall be paid at the same dividend rate, except that expenses attributable to a particular series and payments made pursuant to a 12b-1 Plan or  Shareholder  Services Plan shall be borne exclusively by the affected Small Company Series.  Stockholders of the Small  Company  Series shall share in dividends  declared and paid with respect to such series pro rata based on their  ownership of shares of such series.  Shares of Enhanced Index Series A, B and C represent a stockholder interest  in a  particular  fund of  assets  held by the  corporation  and, accordingly, dividends shall be calculated and declared for these series in the same  manner,  at the same time,  on the same day, and shall be paid at the same dividend rate,  except that expenses  attributable to a particular series and payments made pursuant to a 12b-1 Plan or  Shareholder  Services
     Plan shall be borne  exclusively  by the affected  Enhanced  Index  Series.
     Stockholders of the Enhanced Index Series shall share in dividends declared and paid with  respect to such series pro rata based on their  ownership of shares of such series.  Shares of International Series A, B and C represent a  stockholder  interest  in a  particular  fund  of  assets  held  by  the corporation  and,  accordingly,  dividends shall be calculated and declared for these series in the same manner, at the same time, on the same day, and shall be paid at the same dividend rate, except that expenses  attributable to a  particular  series  and  payments  made  pursuant  to a 12b-1 Plan or
     Shareholder  Services  Plan  shall be  borne  exclusively  by the  affected
     International Series.  Stockholders of the International Series shall share in  dividends  declared and paid with respect to such series pro rata based on their ownership of shares of such series.  Shares of Select 25 Series A,
     B and C represent a  stockholder  interest in a  particular  fund of assets held by the corporation and, accordingly, dividends shall be calculated and declared for these series in the same manner, at the same time, on the same day,  and shall be paid at the same  dividend  rate,  except that  expenses attributable  to a particular  series and payments made pursuant to a 12b-1
     Plan or  Shareholder  Services  Plan  shall  be  borne  exclusively  by the affected Select 25 Series. Stockholders of the Select 25 Series shall share in  dividends  declared and paid with respect to such series pro rata based on their  ownership  of  shares  of such  series.  Whenever  dividends  are declared and paid with respect to the Equity  Series A, B and C, the Global
     Series  A, B and C, the  Asset  Allocation  Series  A, B and C, the  Social
     Awareness Series A, B and C, the Value Series A, B and C, the Small Company
     Series A, B and C, the Enhanced Index Series A, B and C, the  International
     Series  A, B and C, or the  Select 25  Series  A, B and C, the  holders  of shares of the other series shall have no rights in or to such dividends.

9.   In the event of liquidation,  stockholders of each series shall be entitled to share in the assets of the corporation that are allocated to such series and that are available for distribution to the stockholders of such series.
     Liquidating  distributions shall be made to the stockholders of each series pro rata based on their share ownership of such series.

10.  On the eighth anniversary of the purchase of shares of the Equity Series B, the Global Series B,  the Asset  Allocation  Series B, the Social Awareness
     Series B, the Value  Series B, the  Small  Company  Series B, the  Enhanced
     Index Series B, the International Series B or the Select 25 Series B, those shares (except those  purchased  through the  reinvestment of dividends and other distributions) shall automatically convert to Equity Series A, Global
     Series A,  Asset  Allocation  Series A,  Social  Awareness  Series A, Value
     Series A, Small Company  Series A,  Enhanced Index Series A,  International
     Series A or Select 25 Series A shares  respectively,  at the  relative  net asset  values of each of the series  without  the  imposition  of any sales load, fee or other charge. All shares in a stockholder's  account that were purchased  through the  reinvestment  of dividends and other  distributions paid with  respect to Series B  shares will be  considered  to be held in a separate  sub-account.  Each time Series B shares are converted to Series A shares,  a pro rata portion of the Series B  shares held in the sub-account will also convert to Series A shares.

IN WITNESS  WHEREOF,  we have hereunto set our hands and affixed the seal of the corporation this 27th day of January, 1999.

                                                JAMES R. SCHMANK
                                                --------------------------------
                                                James R. Schmank, Vice President

                                                AMY J. LEE
                                                --------------------------------
                                                Amy J. Lee, Secretary
STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

Be it remembered,  that before me Jana R. Selley, a Notary Public in and for the
County and State aforesaid,  came James R. Schmank,  Vice President,  and Amy J.
Lee, Secretary, of Security Equity Fund, a Kansas corporation,  personally known to me to be the persons who  executed  the  foregoing  instrument  of writing as
President and Secretary,  respectively,  and duly  acknowledged the execution of the same this 27th day of January, 1999.

                                                JANA R. SELLEY
                                                --------------------------------
                                                Notary Public

My commission expires:  June 14, 2000

                       AMENDED CERTIFICATE OF DESIGNATION
                                CHANGING NAME OF
                                 SERIES OF STOCK
                                       OF
                              SECURITY EQUITY FUND

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

We, James R. Schmank,  Vice President,  and Amy J. Lee,  Secretary,  of Security
Equity Fund, a corporation organized and existing under the laws of the State of
Kansas,  and whose  registered  office is Security  Benefit Life  Building,  700
Harrison Street, Topeka, Shawnee County, Kansas, do hereby certify that pursuant to authority expressly vested in the Board of Directors by the provisions of the corporation's  Articles  of  Incorporation,  the  Board  of  Directors  of  said corporation  at a meeting duly  convened  and held on the 7th day of May,  1999, adopted  resolutions  changing  the name of Asset  Allocation  Series  A,  Asset
Allocation  Series B and Asset  Allocation  Series C, existing  series of common stock of Security Equity Fund, which  resolutions are provided in their entirety as follows:

     WHEREAS,  the Board of  Directors  has  approved  the  change in name of an existing series of common stock, from Asset Allocation Series A, B and C to
     Total Return Series A, B and C to more  accurately  reflect the  investment objectives of the series;

     WHEREAS,  there  are  no  changes  in  the  voting  powers,   designations,
     preferences and relative, participating,  optional or other rights, if any, or the qualifications,  limitations or restrictions of the series requiring stockholder approval;

     NOW, THEREFORE,  BE IT RESOLVED,  that, the name of Asset Allocation Series
     A, Asset  Allocation  Series B and Asset  Allocation  Series C of  Security
     Equity Fund is hereby changed to Total Return Series A, Total Return Series
     B and Total Return Series C, respectively;

     FURTHER RESOLVED, that, the appropriate officers of the corporation be, and they  hereby  are,  authorized  and  directed to take such action as may be necessary under the laws of the State of Kansas or as they deem appropriate to cause the foregoing resolutions to become effective.

IN WITNESS  WHEREOF,  we have hereunto set our hands and affixed the seal of the corporation this 7th day of May, 1999.

                                                JAMES R. SCHMANK
                                                --------------------------------
                                                James R. Schmank, Vice President

                                                AMY J. LEE
                                                --------------------------------
                                                Amy J. Lee, Secretary

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

Be it remembered,  that before me Annette E. Cripps,  a Notary Public in and for the County and State aforesaid,  came James R. Schmank, Vice President,  and Amy
J. Lee,  Secretary,  of Security Equity Fund, a Kansas  corporation,  personally known to me to be the persons who executed the  foregoing  instrument of writing as President and Secretary, respectively, and duly acknowledged the execution of the same this 7th day of May, 1999.

                                                ANNETTE E. CRIPPS
                                                --------------------------------
                                                Notary Public

My commission expires:  7/8/2001

                          CERTIFICATE OF DESIGNATION OF
                       SERIES AND CLASSES OF COMMON STOCK
                                       OF
                              SECURITY EQUITY FUND

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

We, James R. Schmank,  President,  and Amy J. Lee, Secretary, of Security Equity
Fund,  a  corporation  organized  and  existing  under  the laws of the State of
Kansas,  and whose  registered  office is Security  Benefit Life  Building,  700
Harrison Street, Topeka, Shawnee County, Kansas, do hereby certify that pursuant to authority expressly vested in the Board of Directors by the provisions of the corporation's  Articles  of  Incorporation,  the  Board  of  Directors  of  said corporation at a meeting duly convened and held on the 4th day of February 2000, adopted  resolutions  establishing six new series of common stock in addition to those  twenty-seven  series  of  common  stock  currently  being  issued  by the corporation.  Resolutions  were also adopted which  reaffirmed the  preferences, rights,  privileges and restrictions of the separate series of stock of Security
Equity Fund, which resolutions are provided in their entirety as follows:

   WHEREAS,  the Board of Directors has approved the establishment of six new series  of  common  stock  of  Security  Equity  Fund in  addition  to the twenty-seven  separate series of common stock presently issued by the fund designated  as Equity  Series A, Equity  Series B, Equity Series C, Global
   Series A, Global  Series B, Global  Series C, Total Return Series A, Total
   Return Series B, Total Return Series C, Social  Awareness Series A, Social
   Awareness  Series B,  Social  Awareness  Series C,  Value  Series A, Value
   Series B, Value Series C, Small Company  Series A, Small Company Series B,
   Small Company  Series C, Enhanced Index Series A, Enhanced Index Series B,
   Enhanced Index Series C, International  Series A, International  Series B,
   International  Series C, Select 25 Series A, Select 25 Series B, Select 25
   Series C;

   WHEREAS,  the Board of Directors  desires to authorize  the issuance of an indefinite  number  of shares of  capital  stock of each the  thirty-three series of common stock of Security Equity Fund;

   NOW, THEREFORE, BE IT RESOLVED,  that, the officers of the corporation are hereby directed and authorized to establish six new series of the Security
   Equity  Fund  designated  as Large Cap  Growth  Series A, Large Cap Growth
   Series B,  Large Cap  Growth  Series C,  Technology  Series A,  Technology
   Series B, and Technology Series C.

   FURTHER  RESOLVED,  that,  the  officers  of the  corporation  are  hereby directed and  authorized to issue an indefinite  number of $0.25 par value shares of capital stock of each series of the  corporation,  which consist of Equity  Series A, Equity  Series B, Equity  Series C, Global  Series A,
   Global  Series B, Global  Series C, Total  Return  Series A, Total  Return
   Series  B,  Total  Return  Series C,  Social  Awareness  Series A,  Social
   Awareness  Series B,  Social  Awareness  Series C,  Value  Series A, Value
   Series B, Value Series C, Small Company  Series A, Small Company Series B,
   Small Company  Series C, Enhanced Index Series A, Enhanced Index Series B,
   Enhanced Index Series C, International  Series A, International  Series B,
   International  Series C, Select 25 Series A, Select 25 Series B, Select 25
   Series C, Large Cap Growth  Series A, Large Cap Growth Series B, Large Cap
   Growth Series C, Technology  Series A, Technology Series B, and Technology
   Series C.

   FURTHER   RESOLVED,   that,  the  preferences,   rights,   privileges  and
   restrictions  of the shares of each of the series of Security  Equity Fund shall be as set forth in the minutes of the  November  6, 1998  meeting of this  Board  of  Directors,  which  preferences,  rights,  privileges  and restrictions are hereby reaffirmed into the minutes of this meeting.

   FURTHER  RESOLVED,  that, the appropriate  officers of the Corporation be, and they hereby are, authorized and directed to take such action as may be necessary  under  the  laws  of  the  State  of  Kansas  or as  they  deem appropriate to cause the foregoing resolutions to become effective.

IN WITNESS  WHEREOF,  we have hereunto set our hands and affixed the seal of the corporation this 1st day of May, 2000.

                                                 JAMES R. SCHMANK
                                                 -------------------------------
                                                 James R. Schmank, President

                                                 AMY J. LEE
                                                 -------------------------------
                                                 Amy J. Lee, Secretary

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

Be it remembered,  that before me Marcia J. Johnson,  a Notary Public in and for the County and State  aforesaid,  came James R. Schmank,  President,  and Amy J.
Lee, Secretary, of Security Equity Fund, a Kansas corporation,  personally known to me to be the persons who  executed  the  foregoing  instrument  of writing as
President and Secretary,  respectively,  and duly  acknowledged the execution of the same this 1st day of May, 2000.

                                                 MARCIA J. JOHNSON
                                                 -------------------------------
                                                 Notary Public

My commission expires:  March 23, 2001

                      AMENDED CERTIFICATE OF DESIGNATION
                               CHANGING NAME OF
                               SERIES OF STOCK
                                      OF
                             SECURITY EQUITY FUND

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

We, James R. Schmank,  Vice President,  and Amy J. Lee,  Secretary,  of Security
Equity Fund, a corporation organized and existing under the laws of the State of
Kansas,  and whose  registered  office is Security  Benefit Life  Building,  700
Harrison Street, Topeka, Shawnee County, Kansas, do hereby certify that pursuant to authority expressly vested in the Board of Directors by the provisions of the corporation's  Articles  of  Incorporation,  the  Board  of  Directors  of  said corporation  at a meeting  duly  convened  and held on the 4th day of  February,
2000,  adopted  resolutions  changing the name of Small Company  Series A, Small
Company  Series B, Small  Company  Series C, Value Series A, Value Series B, and
Value Series C, existing series of common stock of Security  Equity Fund,  which resolutions are provided in their entirety as follows:

   WHEREAS,  the Board of Directors of Security Equity Fund desires to change the name of its existing series of common stock, from Small Company Series
   A, B and C to Small Cap Growth Series A, B and C and Value Series A, B and
   C to Mid Cap  Value  Series  A, B and C to  more  accurately  reflect  the investment objective of the series;

   WHEREAS,  there  are  no  changes  in  the  voting  powers,  designations, preferences and relative, participating, optional or other rights, if any, or the qualifications, limitations or restrictions of the series requiring stockholder approval;

   NOW, THEREFORE, BE IT RESOLVED,  that, the name of Small Company Series A,
   Small Company Series B and Small Company Series C of Security  Equity Fund
   is hereby  changed to Small Cap Growth Series A, Small Cap Growth Series B
   and Small Cap  Growth  Series C,  respectively  and Value  Series A, Value
   Series B and Value  Series C is hereby  changed to Mid Cap Value Series A,
   Mid Cap Value Series B and Mid Cap Value Series C, respectively;

   FURTHER  RESOLVED,  that the appropriate  officers of Security Equity Fund be, and they hereby are,  authorized  and  directed to take such action as may be  necessary  under  the laws of the  State of Kansas or as they deem appropriate  to cause  the  foregoing  resolutions  to  become  effective, including  filing an amended  certificate of  designation  with the Kansas
   Secretary of State's Office.

IN WITNESS  WHEREOF,  we have hereunto set our hands and affixed the seal of the corporation this 1st day of May, 2000.

                                                JAMES R. SCHMANK
                                                --------------------------------
                                                James R. Schmank, Vice President

                                                AMY J. LEE
                                                --------------------------------
                                                Amy J. Lee, Secretary

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

Be it remembered,  that before me Marcia J. Johnson,  a Notary Public in and for the County and State aforesaid,  came James R. Schmank, Vice President,  and Amy
J. Lee,  Secretary,  of Security Equity Fund, a Kansas  corporation,  personally known to me to be the persons who executed the  foregoing  instrument of writing as President and Secretary, respectively, and duly acknowledged the execution of the same this 1st day of May, 2000.

                                                MARCIA J. JOHNSON
                                                --------------------------------
                                                Notary Public

My commission expires:  March 23, 2001

                          CERTIFICATE OF DESIGNATION OF
                       SERIES AND CLASSES OF COMMON STOCK
                                       OF
                              SECURITY EQUITY FUND

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

We, James R. Schmank,  President,  and Amy J. Lee, Secretary, of Security Equity
Fund,  a  corporation  organized  and  existing  under  the laws of the State of
Kansas,  and whose  registered  office is Security  Benefit Life  Building,  700
Harrison Street, Topeka, Shawnee County, Kansas, do hereby certify that pursuant to authority expressly vested in the Board of Directors by the provisions of the corporation's  Articles  of  Incorporation,  the  Board  of  Directors  of  said corporation  at a meeting duly convened and held on the 21st day of July,  2000, adopted  resolutions  establishing eleven new series of common stock in addition to those  series of common  stock  currently  being  issued by the  corporation.
Resolutions  were  also  adopted  which  reaffirmed  the  preferences,   rights,
privileges and  restrictions  of the separate series of stock of Security Equity
Fund, which resolutions are provided in their entirety as follows:

   WHEREAS,  the Board of Directors has approved the  establishment of eleven new series of common  stock of  Security  Equity  Fund in  addition to the separate series of common stock presently issued by the corporation;

   WHEREAS, Security Equity Fund presently issues its shares in the following
   Series: Equity Series A, B, C and S ("Equity Fund"), Global Series A, B, C
   and S ("Global  Fund"),  Total Return Series A, B, C and S ("Total  Return
   Fund"),  Social Awareness Series A, B, C and S ("Social  Awareness Fund"),
   Mid Cap  Value  Series A, B, C and S ("Mid  Cap  Value  Fund"),  Small Cap
   Growth  Series A, B, C and S ("Small  Cap Growth  Fund"),  Enhanced  Index
   Series A, B, C and S ("Enhanced Index Fund"), International Series A, B, C
   and S ("International  Fund"),  Select 25 Series A, B, C and S ("Select 25
   Fund"),  Large Cap Growth Series A, B, C and S ("Large Cap Growth  Fund"),
   and Technology Series A, B, C and S ("Technology  Fund") (each referred to herein as a "Fund" and collectively the "Funds"); and

   WHEREAS,  the Board of Directors  desires to authorize  the issuance of an indefinite  number of shares of capital stock of each of the new series of common stock of the corporation.

   NOW, THEREFORE, BE IT RESOLVED,  that, the officers of the corporation are hereby  directed  and  authorized  to  establish  eleven new series of the
   Security Equity Fund designated as Equity Series S, Global Series S, Total
   Return Series S, Social  Awareness Series S, Mid Cap Value Series S, Small
   Cap Growth  Series S,  Enhanced  Index Series S,  International  Series S,
   Select 25 Series S, Large Cap Growth Series S, and Technology Series S.

   FURTHER  RESOLVED,  that,  the  officers  of the  corporation  are  hereby directed and  authorized to issue an indefinite  number of $0.25 par value shares of capital stock of each new series of the corporation.

   FURTHER   RESOLVED,   that,  the  preferences,   rights,   privileges  and
   restrictions  of the shares of each of the series of Security  Equity Fund shall be as follows:

    1.  Except as set forth below and as may be hereafter  established by the
        Board of Directors of the corporation all shares of the  corporation, regardless of series, shall be equal.

    2.  At all meetings of stockholders,  each stockholder of the corporation shall be  entitled  to one vote in person or by proxy on each  matter submitted  to a vote at such  meeting for each share of common  stock standing  in his or her name on the books of the  corporation  on the date,  fixed in  accordance  with the bylaws,  for  determination  of stockholders  entitled to vote at such  meeting.  At all elections of directors  each  stockholder  shall be  entitled  to as many votes as shall equal the number of shares of stock multiplied by the number of directors to be elected, and he or she may cast all of such votes for a single director or may distribute them among the number to be voted for,  or  any  two  or  more  of  them  as he or  she  may  see  fit.
        Notwithstanding the foregoing,  (i) if any matter is submitted to the stockholders which does not affect the interests of all series,  then only  stockholders  of the affected  series shall be entitled to vote and (ii) in the event the Investment Company Act of 1940, as amended, or the rules and regulations  promulgated  thereunder shall require a greater or different vote than would  otherwise be required herein or by the Articles of Incorporation of the corporation,  such greater or different voting requirement shall also be satisfied.

    3.  (a)  The corporation  shall redeem any of its shares for which it has
             received   payment  in  full  that  may  be   presented  to  the
             corporation  on any date after the issue date of any such shares at  the  net  asset  value  thereof,  such  redemption  and  the valuation  and  payment in  connection  therewith  to be made in compliance with the provisions of the Investment  Company Act of
             1940 and the Rules and  Regulations  promulgated  thereunder and with the NASD Conduct Rules, as from time to time amended.

        (b)  From and after the close of  business on the day when the shares are properly  tendered  for  repurchase  the owner  shall,  with respect  of  said  shares,  cease  to be a  stockholder  of  the corporation  and  shall  have  only  the  right to  receive  the repurchase price in accordance with the provisions  hereof.  The shares so repurchased may, as the Board of Directors determines, be held in the  treasury of the  corporation  and may be resold, or,  if the  laws  of  Kansas  shall  permit,  may  be  retired.
             Repurchase of shares is conditional upon the corporation  having funds or property legally available therefor.

    4.  The  corporation,  pursuant to a resolution by the Board of Directors and without the vote or consent of stockholders  of the  corporation, shall  have the  right to redeem  at net  asset  value all  shares of capital stock of the corporation in any stockholder  account in which there has been no investment  (other than the  reinvestment of income dividend or capital gains  distributions) for at least six months and in which there are fewer than 25 shares or such fewer shares as shall be specified in such resolution. Such resolution shall set forth that redemption  of shares in such  accounts has been  determined to be in the economic best interests of the corporation or necessary to reduce
        disproportionately   burdensome  expenses  in  servicing  stockholder
        accounts. Such resolution shall provide that prior notice of at least six months shall be given to a stockholder  before such redemption of shares, and that the stockholder will have six months (or such longer period as specified in the resolution) from the date of the notice to avoid such redemption by increasing his or her account to at least 25 shares, or such fewer shares as is specified in the resolution.

    5.  All shares of the corporation, upon issuance and sale, shall be fully paid,  nonassessable and redeemable.  Within the respective series of the  corporation,  all shares have equal  voting,  participation  and liquidation rights, but have no subscription or preemptive rights.

    6.  (a)  Outstanding  shares of each Fund shall  represent a  stockholder interest in a particular  fund of assets held by the corporation which fund shall be invested and  reinvested in accordance  with policies and  objectives  established  by the Board of Directors for that series.

        (b)  All cash and other property received by the corporation from the sale of shares of a Fund, all securities and other property held as a result of the investment and  reinvestment of such cash and other  property,  all revenues and income received or receivable with  respect  to such cash,  other  property,  investments  and reinvestments, and all proceeds derived from the sale, exchange, liquidation or other disposition of any of the foregoing,  shall be allocated to the Fund,  to which they relate and held for the benefit of the stockholders owning shares of such Fund.

        (c)  All  losses,   liabilities   and  expenses  of  the  corporation
             (including accrued liabilities and expenses and such reserves as the Board of Directors may determine are  appropriate)  shall be allocated  and  charged  to  the  series  to  which  such  loss, liability  or  expense  relates.  Where any loss,  liability  or expense relates to more than one series,  the Board of Directors shall  allocate  the same  between or among such series pro rata based on the  respective  net asset  values of such series or on such other basis as the Board of Directors deems appropriate.

        (d)  All  allocations  made hereunder by the Board of Directors shall be  conclusive  and binding upon all  stockholders  and upon the corporation.

    7.  Each  share of stock of a  series  shall  have the same  preferences, rights,  privileges and  restrictions as each other share of stock of
        that   series.   Each   fractional   share   of  stock  of  a  series
        proportionately shall have the same preferences,  rights,  privileges and restrictions as a whole share.

    8.  Dividends  may be paid  when,  as and if  declared  by the  Board  of
        Directors out of funds legally available  therefor.  Shares of a Fund represent a stockholder  interest in a particular fund of assets held by the corporation  and,  accordingly,  dividends shall be calculated and declared for each series of that Fund in the same manner,  at the same time,  on the same day,  and shall be paid at the same  dividend rate except that  expenses  attributable  to a particular  series and payments made pursuant to a 12b-1 Plan or  Shareholder  Services Plan shall be borne  exclusively by the affected  series.  Stockholders of each Fund shall share in dividends  declared and paid with respect to such Fund pro rata based on their ownership of shares of such Fund.

    9.  In the event of  liquidation,  stockholders  of each series  shall be entitled to share in the assets of the corporation that are allocated to such  series  and  that  are  available  for  distribution  to the stockholders of such series.  Liquidating distributions shall be made to the  stockholders  of each  series pro rata  based on their  share ownership of such series.

   10.  On the eighth  anniversary  of the  purchase  of shares of the Equity
        Series B, the Global  Series B, the Total Return Series B, the Social
        Awareness  Series B, the Mid Cap Value Series B, the Small Cap Growth
        Series B, the Enhanced  Index Series B, the  International  Series B,
        the  Select  25  Series  B, the  Large  Cap  Growth  Series B and the
        Technology Series B, those shares (except those purchased through the
        reinvestment   of   dividends   and   other    distributions)   shall
        automatically  convert  to Equity  Series A,  Global  Series A, Total
        Return Series A, Social  Awareness  Series A, Mid Cap Value Series A,
        Small Cap Growth  Series A,  Enhanced  Index Series A,  International
        Series A, Select 25 Series A, Large Cap Growth Series A or Technology
        Series A shares,  respectively,  at the  relative net asset values of each of the series  without the  imposition of any sales load, fee or other  charge.  All  shares  in a  stockholder's  account  that  were
        purchased   through  the   reinvestment   of   dividends   and  other
        distributions paid with respect to Series B shares will be considered to be held in a separate  sub-account.  Each time Series B shares are converted  to Series A shares,  a pro rata  portion  of the  Series B shares held in the sub-account will also convert to Series A shares.

IN WITNESS  WHEREOF,  we have hereunto set our hands and affixed the seal of the corporation this 14th day of August, 2000.

                                                JAMES R. SCHMANK
                                                --------------------------------
                                                James R. Schmank, Vice President

                                                AMY J. LEE
                                                --------------------------------
                                                Amy J. Lee, Secretary

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

Be it remembered,  that before me Marcia J. Johnson,  a Notary Public in and for the County and State  aforesaid,  came James R. Schmank,  President,  and Amy J.
Lee, Secretary, of Security Equity Fund, a Kansas corporation,  personally known to me to be the persons who  executed  the  foregoing  instrument  of writing as
President and Secretary,  respectively,  and duly  acknowledged the execution of the same this 14th day of August, 2000.

                                                MARCIA J. JOHNSON
                                                --------------------------------
                                                Notary Public

My commission expires:  March 23, 2001

                CORPORATION CHANGE OF REGISTERED OFFICE OR AGENT

1.  Name of corporation: Security Equity Fund

2.  State of organization: Kansas

3.  The  registered  office in the state of Kansas is changed  to: One  Security
    Benefit Place, Topeka, Kansas 66636.

4.  The resident agent in Kansas is changed to: Security Benefit Group, Inc.

I declare  under  penalty of perjury  under the laws of the state of Kansas that the foregoing is true and correct. Executed on the 22nd day of April, 2002.

                                                   JAMES R. SCHMANK
                                                   -----------------------------
                                                   James R. Schmank, President

                                        Attest:    AMY J. LEE
                                                   -----------------------------
                                                   Amy J. Lee, Secretary

                       AMENDED CERTIFICATE OF DESIGNATION
                                       OF
                              SECURITY EQUITY FUND

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

We, James R. Schmank,  President,  and Amy J. Lee,  Secretary of Security Equity
Fund (the "Fund"),  a corporation  organized and existing  under the laws of the
State of Kansas,  and whose  registered  office is One Security  Benefit  Place,
Topeka,  Shawnee County, Kansas, file this Amended Certificate of Designation in accordance with Section 17-6401 of the Kansas  Statutes  Annotated,  as amended, and do hereby declare the following:

     WHEREAS,  the Board of Directors of Security  Equity Fund approved the liquidation  and  dissolution  of the Total Return  Series of the Fund pursuant to the Plan of Reorganization for the Series; and

     WHEREAS,  the Plan of  Reorganization  was approved by the vote of the holders of a majority of outstanding voting securities of Total Return
     Series of  Security  Equity  Fund at the  Fund's  special  meeting  of stockholders held on August 26, 2002; and

     WHEREAS,  the assets of the Total Return Series of the Security Equity
     Fund were liquidated on August 27, 2002; and

     WHEREAS, a pro rata share of the Equity Series of Security Equity Fund was issued to each  shareholder of record of the Series as of the date of liquidation;

     NOW, THEREFORE, BE IT RESOLVED,  that, there are no shares outstanding of Total Return Series and no shares of the Series will be issued.

     FURTHER RESOLVED,  that the officers of the Fund are hereby authorized to file an  Amended  Certificate  of  Designation  pursuant  to K.S.A.
     17-6401 in order to eliminate Total Return Series from Security Equity
     Fund's Articles of Incorporation.

IN  WITNESS  WHEREOF,  we have  hereunto  set our hands this 29th day of August,
2002.

                                                  JAMES R. SCHMANK
                                                  ------------------------------
                                                  James R. Schmank, President

                                                  AMY J. LEE
                                                  ------------------------------
                                                  Amy J. Lee, Secretary

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

   Be it remembered,  that before me, Glenda D. Van Syoc, a Notary Public in and for the County and State aforesaid, came JAMES R. SCHMANK, President, and AMY J.
LEE, Secretary,  of the Security Equity Fund, a Kansas  corporation,  personally known to me to be the persons who executed the  foregoing  instrument of writing as President and Secretary, respectively, and duly acknowledged the execution of the same this 29th day of August, 2002.

                                                        GLENDA D. VAN SYOC
                                                  ------------------------------
                                                          Notary Public

My commission expires:  1-11-04

                                     FORM OF
                          CERTIFICATE OF DESIGNATION OF
                       SERIES AND CLASSES OF COMMON STOCK
                                       OF
                              SECURITY EQUITY FUND

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

We, James R. Schmank,  President,  and Amy J. Lee, Secretary, of Security Equity
Fund,  a  corporation  organized  and  existing  under  the laws of the State of
Kansas,  and whose  registered  office is One Security  Benefit  Place,  Topeka,
Shawnee County,  Kansas, do hereby certify that pursuant to authority  expressly vested in the Board of Directors by the provisions of the corporation's Articles of  Incorporation,  the Board of Directors of said corporation at a meeting duly convened  and  held  on  the  8th  day of  November  2002,  adopted  resolutions establishing  three new series of common  stock in addition  to those  series of common stock currently being issued by the  corporation.  Resolutions  were also adopted which reaffirmed the preferences, rights, privileges and restrictions of the separate  series of stock of Security  Equity Fund,  which  resolutions  are provided in their entirety as follows:

        WHEREAS,  the Board of Directors has approved the  establishment of three new series of common  stock of Security  Equity Fund in addition to the  separate  series  of  common  stock  presently  issued  by the corporation; and

        WHEREAS,  Security  Equity Fund presently  issues its shares in the following  Series:  Equity Series A, Equity Series B, Equity Series C,
     Global Series A, Global  Series B, Global  Series C, Social  Awareness
     Series A, Social  Awareness  Series B, Social  Awareness Series C, Mid
     Cap Value  Series A, Mid Cap Value  Series B, Mid Cap Value  Series C,
     Small Cap Growth Series A, Small Cap Growth Series B, Small Cap Growth
     Series C, Enhanced  Index Series A, Enhanced  Index Series B, Enhanced
     Index  Series  C,  International  Series  A,  International  Series B,
     International Series C, Select 25 Series A, Select 25 Series B, Select
     25 Series C,  Large Cap Growth  Series A,  Large Cap Growth  Series B,
     Large Cap Growth Series C, Technology  Series A, Technology  Series B,
     and Technology Series C; and

        WHEREAS,  the Board of Directors  desires to authorize the issuance of an indefinite  number of shares of capital stock of each of the new series of common stock of the corporation.

        NOW,  THEREFORE,  BE IT  RESOLVED,  that,  the officers of Security
     Equity Fund are hereby  directed and authorized to establish three new series of the Security  Equity Fund  designated  as Alpha  Opportunity
     Series A, Alpha Opportunity Series B, and Alpha Opportunity Series C.

        FURTHER  RESOLVED,  that, the officers of Security  Equity Fund are hereby directed and authorized to issue an indefinite  number of $0.25 par value shares of capital stock of Alpha Opportunity Series A, Alpha
     Opportunity Series B, and Alpha Opportunity Series C.

        FURTHER  RESOLVED,  that, the preferences,  rights,  privileges and restrictions  of the shares of each  series of  Security  Equity  Fund shall be as set forth in the minutes of the  November 6, 1998  meeting of this Board of Directors, which preferences,  rights, privileges and restrictions are hereby reaffirmed into the minutes of this meeting.

        FURTHER  RESOLVED,  that the  officers of Security  Equity Fund are hereby authorized and directed to take such action as may be necessary under  the laws of the  State of  Kansas  or  otherwise  as they  deem appropriate to cause the foregoing resolutions to become effective.

IN WITNESS  WHEREOF,  we have hereunto set our hands and affixed the seal of the corporation this _______ day of January, 2003.

                                                  ------------------------------
                                                  James R. Schmank, President

                                                  ------------------------------
                                                  Amy J. Lee, Secretary

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

Be it  remembered,  that  before  me, a Notary  Public in and for the County and
State aforesaid, came James R. Schmank, President, and Amy J. Lee, Secretary, of
Security  Equity Fund, a Kansas  corporation,  personally  known to me to be the persons who  executed  the  foregoing  instrument  of writing as  President  and
Secretary,  respectively,  and duly  acknowledged the execution of the same this
______ day of January, 2003.

                                                  ------------------------------
                                                  Notary Public

My commission expires:

----------------------